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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the
Securities Exchange Act of 1934
(Amendment No.         )

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Summit Materials, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, MAY 19, 2021

The 2021 Annual Meeting of Stockholders (the "Annual Meeting") of Summit Materials, Inc. ("Summit Materials" or the "Company") will be held at 8:00 a.m., Mountain Time, on Wednesday, May 19, 2021, on the Internet through a virtual web conference at www.virtualshareholdermeeting.com/SUM2021 in light of COVID-19 (Coronavirus). The Annual Meeting is being held for the following purposes:

1	To elect the three nominees for director, named in the attached Proxy Statement (the "Proxy Statement") to serve until the 2024 Annual Meeting of Stockholders and until their respective successors are elected and qualified;
2	To approve, on a nonbinding advisory basis, the compensation of our named executive officers ("NEOs"), as disclosed in the Proxy Statement;
3	To ratify the appointment of KPMG LLP ("KPMG") as our independent registered public accounting firm for our fiscal year ending January 1, 2022;
4	To approve and adopt an amendment and restatement of the Company's 2015 Omnibus Incentive Plan;
5	To approve and adopt the Company's 2021 Employee Stock Purchase Plan;
6
To approve and adopt an amendment to the Company's amended and restated Certificate of Incorporation (which we refer to as the "Charter") to remove the three separate classes of directors of the Board of Directors (the "Board") of the Company and replace with one class of directors and to make certain non-substantive changes related thereto (the "Declassification Amendment");
7
To approve and adopt an amendment to the Company's Charter to reduce the vote required to amend certain provisions of the Company's Charter and Bylaws to the affirmative vote of the holders of a majority of the total voting power of the then-outstanding shares of stock of the Company (the "Majority Vote Amendment");
8
To approve and adopt an amendment to the Company's Charter to add an exclusive federal forum selection provision for any action arising under the federal securities laws of the United States of America (the "Federal Forum Selection Amendment"); and
9
To approve and adopt an amendment to the Company's Charter to delete, in its entirety, Article X regarding the Company's waiver of Section 203 of the Delaware General Corporation Law and to make certain non-substantive amendments related thereto and to reflect the fact that The Blackstone Group Inc. together with its affiliates, subsidiaries, successors and assigns no longer owns 30% or more in voting power of the stock of the Company entitled to vote generally in the election of directors (the "Sponsor Amendment"); and
10	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board recommends you vote (i) "FOR" the election of each of the nominees to the Board; (ii) "FOR" the approval, on a nonbinding advisory basis, of the compensation of our NEOs, as disclosed in the Proxy Statement; (iii) "FOR" the ratification of the appointment of KPMG as our independent registered public accounting firm; (iv) "FOR" the approval and adoption of the amendment and restatement of the Company's 2015 Omnibus Incentive Plan; (v) "FOR" the approval and adoption of the

Company's 2021 Employee Stock Purchase Plan; (vi) "FOR" the approval and adoption of an amendment of the Company's Charter to approve the Declassification Amendment; (vii) "FOR" the approval and adoption of an amendment of the Company's Charter to approve the Majority Vote Amendment; (viii) "FOR" the approval and adoption of an amendment of the Company's Charter to approve the Federal Forum Selection Amendment; and (ix) "FOR" the approval and adoption of an amendment of the Company's Charter to approve the Sponsor Amendment.

The Board has fixed March 24, 2021 as the record date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. A list of these stockholders will be open for examination by any stockholder for any purpose germane to the Annual Meeting for a period of 10 days prior to the Annual Meeting at our principal executive offices at 1550 Wynkoop Street, 3rd Floor, Denver, Colorado 80202, and electronically during the Annual Meeting at www.virtualshareholdermeeting.com/SUM2021 when you enter your control number. This Notice of 2021 Annual Meeting of Stockholders, Proxy Statement and form of proxy are being distributed and made available on or about April 5, 2021. As always, we encourage you to vote your shares prior to the Annual Meeting.

By Order of the Board of Directors

Christopher B. Gaskill Chief Legal Officer

Denver, Colorado
April 5, 2021

WHO WE ARE
Summit Materials is an integrated supplier of heavy-side construction materials such as aggregates, cement, ready-mix concrete, and asphalt, as well as paving services.

We offer customers a single-source provider for construction materials and related downstream products through our vertical integration. Our operations benefit from Summit's access to capital, IT resources, performance optimization practices and a highly-experienced management team. We believe this model allows us to realize the benefits of locally invested operators with the expertise and economies of scale of a larger entity.

We provide nearly 6,000 jobs and believe our human capital is our greatest asset. We support our employees with:
  •
  Health and wellness programs

  •
  Training and development programs with broad participation throughout all levels of the Company

  •
  An excellent safety track record

  •
  Robust community engagement including support for local STEM education projects

We value diversity, equity, and inclusion ("DEI"):
  •
  28% of our workforce identifies as non-white

  •
  50% of our Board of Directors is female and 50% of our executive officers are female, including our Chief Executive Officer

  •
  We have made conscious strides to address DEI within our business, including:

  o
  Increasing diversity in our workforce, and in 2020, over half of the participants in our internship program identified as non-white

  o
  Instituting DEI and unconscious bias awareness training at our business

  •
  To continue to move us forward in the areas of DEI, as well as continuing to develop our workforce, the Compensation Committee recently renamed itself the Human Capital and Compensation Committee, and amended its charter to more clearly reflect its oversight of talent development, diversity and inclusion, employee engagement and company culture

Our geographic and end-user diversification and integration help us withstand market cycles:
  •
  We operate in 21 states and one Canadian province

  •
  Our end market base is roughly 39% state infrastructure-related and approximately 61% residential and non-residential (based on net revenues)

We focus on sustainability and community involvement to secure a stable and profitable future:
  •
  Environmental programs support profitability:

  o
  Recycled more than 407,000 tons of concrete and more than 3,000 tons of metal in 2020

  o
  Recycled asphalt accounted for 16% of total tons produced in 2020

  o
  On average, 36% of our cement plants' energy came from alternative fuel in 2020. This equates to the amount of power that an estimated 117,000 American homes use in one year

  •
  We remain focused on exploring new, innovative ways in which we can meaningfully reduce the environmental impact where we operate and are wholly in support of achieving carbon neutrality by 2050

  •
  Approximately 500 students participated in educational events that we hosted, the majority of which occurred prior to lockdowns resulting from the COVID-19 pandemic

  •
  Our employees volunteered approximately 1,000 hours to their communities through company sponsored engagement

  •
  Our vendor code of conduct, human rights, and environmental policies govern our interactions with our stakeholders

  •
  Our sustainability website (summit-materials.com/sustainability/) further describes our deep commitment to the environment and the communities in which we operate

2020 PERFORMANCE

In 2020, net revenue increased 5.1% over 2019, and we reported earnings of $138.0 million, or $1.21 per basic share.

Operating income increased 5.4% to $225.2 million:
  •
  Primarily driven by net revenue gains in our aggregates and products lines of business

  •
  Our West Segment reported higher revenue from all lines of business

  •
  Net income of $138.0 million, record adjusted EBITDA of $485.0 million (a non-GAAP financial measure) and free cash flow of $245.6 million (a non-GAAP financial measure).

  •
  We focused on sustainable growth with investments in greenfields and acquisitions aligned with end markets that are underpinned by strong growth fundamentals

  •
  Reduced our leverage ratio to 3.2X Net Debt to Adjusted EBITDA (a non-GAAP financial measure), the lowest debt ratio in the Company's history

  *
  See "Reconciliation of Non-GAAP Measures to GAAP" on Annex A.

OUR GOVERNANCE
  •
  Separate independent Chairman and Chief Executive Officer

  •
  50% of Board members are female

  •
  Age diversity on the Board; short average tenure; no over-boarded directors

  •
  The Board includes senior operational and financial executives with materials, technology, supply chain and investor expertise

Letter from the Chairman

To Our Valued Stakeholders:

2020 was an unprecedented year as we confronted the global challenge of the COVID-19 pandemic. On behalf of the Board of Directors, and all of the Summit Materials employees, I want to thank those on the frontlines who have worked to keep all of us safe. We also offer our sympathies to those who have personally experienced loss due to the pandemic.

Notwithstanding the macro difficulties, 2020 was an exceptional year for our Company. Summit Materials produces the essential materials that support the comforts of life that are now more important than ever. Construction of our homes, schools, roads, hospitals, windfarms, and distribution centers require aggregates, cement, ready-mix concrete and asphalt. As a result of strong demand, we achieved record Adjusted EBITDA and cash flows, allowing us to reduce our debt ratio to the lowest in Company history.

We also welcomed our new CEO, Anne Noonan. We are excited about her leadership as we position the Company for its next chapter of value creation. Anne jumped in with both feet and her fresh perspective, vision and enthusiasm are true assets for the Company.

As I noted last year, integral to our strategy in driving long-term stakeholder value is our commitment to being stewards of our environment and thoughtful members of our communities. We continue to make significant efforts to advance and improve our sustainability programs across the Company. We also continue to refine our disclosures, providing a deeper level of transparency and accountability to our stakeholders.

In 2020 we completed an extensive greenhouse gas emissions study that enables increased visibility into our impact and will allow us to plan reduction efforts in the coming years—we are wholly in support of achieving carbon neutrality by 2050.

We are also improving our environmental footprint by recycling and reusing resources. One highlight of those efforts involves our asphalt operations, which derived 16% of our products from recycled material. Additionally, we recycled 407,000 tons of concrete, and more than 3,000 tons of metals.

Finally, I would be remiss not to note our reclamation and conservation efforts, we now have more than 2,500 acres across the country being used for our certification programs by the Wildlife Habitat Council. We were also recently awarded the Governor's Mined Land Reclamation Award by the Kansas Department of Transportation.

With regards to corporate governance, as we indicated last year, the Board of Directors believes that a classified board structure and supermajority voting requirements are no longer necessary, and the Company has included in this year's annual meeting agenda proposals to (i) declassify the Board of Directors, and (ii) eliminate the supermajority voting requirement. Additionally, we are pleased to note with Anne Noonan's appointment to our Board of Directors, Summit has now achieved gender parity on its Board. Research shows a strong relationship between Board gender balance and corporate performance.

Thank you again for your continued support of Summit Materials. We recognize and appreciate the responsibility that your commitment brings. The strength and resilience of the Company is evident, and we thank Summit's founder, Tom Hill, for laying the groundwork for this business. We believe strongly in Summit Materials, the dedication of our nearly 6,000 employees, and the opportunities that lie ahead.

Sincerely,

Howard Lance Chairman of the Board of Directors Summit Materials, Inc.

OUR BOARD OF DIRECTORS

ITEM 1

ELECTION OF DIRECTORS

The board of directors (the "Board") of Summit Materials, Inc. ("Summit Materials" or the "Company") currently has eight seats, divided into three classes: Class I, Class II and Class III. Each class consists, as nearly as possible, of one-third of the total number of directors.

  •
  Our Class III directors are Howard L. Lance, Anne K. Wade and Susan A. Ellerbusch, and their terms will expire at this Annual Meeting.

  •
  Our Class I directors are Anne P. Noonan, Joseph S. Cantie and Anne M. Cooney, and their terms will expire at the 2022 Annual Meeting.

  •
  Our Class II directors are John R. Murphy and Steven H. Wunning, and their terms will expire at the 2023 Annual Meeting.

The Board proposes that Mr. Lance and Mss. Wade and Ellerbusch be reelected to Class III for new terms of three years each. Each nominee for director will, if elected, continue in office until the 2024 Annual Meeting and until the director's successor has been duly elected and qualified, or until the earlier of the director's death, resignation or removal.

If the Declassification Amendment (Proposal 6) is approved and adopted by the Company's stockholders, (i) the current Class I directors will be elected at the 2022 Annual Meeting to serve for a term of one year, (ii) the current Class I and II directors will be elected at the 2023 Annual Meeting to serve for a term of one year, and (iii) the current Class I, II and III directors will be elected at the 2024 Annual Meeting to serve for a term of one year, at which time all directors will be elected to serve for one year terms at all subsequent Annual Meetings.

The proxy holders named on the proxy card intend to vote the proxy (if you are a stockholder of record) for the election of each of these nominees, unless you indicate on the proxy card that your vote should be withheld for any of the nominees. Under Securities and Exchange Commission ("SEC") rules, proxies cannot be voted for a greater number of persons than the number of nominees named.

Each nominee has consented to be named as a nominee in this Proxy Statement and to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the other nominees and may be voted for a substitute nominee, unless the Board chooses to reduce the number of directors serving on the Board.

THE BOARD RECOMMENDS A VOTE "FOR" EACH NOMINEE

2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 1

Who We Are

We, the members of your Board, take seriously our jobs of overseeing Summit Materials on your behalf and on behalf of our employees, customers, suppliers and other stakeholders, all of whom uniquely matter to us.

The Board has nominated three directors to be elected at the Annual Meeting to each serve for three-year terms ending with the 2024 Annual Meeting of Stockholders and until a successor is duly elected and qualified, or until the earlier of the director's death, resignation or removal. Each nominee is currently a director of the Company and has agreed to serve if elected. The age shown below for each director is as of May 19, 2021, which is the date of the Annual Meeting.

Directors Whose Terms Expire at the 2021 Annual Meeting

Howard L. Lance

Age: 65

Director since 2012

Chairman since 2013

BOARD COMMITTEES

•

Compensation

•

Nominating and Corporate Governance

OTHER BOARDS

•

Change Healthcare, Inc.

•

New Vista Acquisition Corp

Howard L. Lance is the former President and Chief Executive Officer of Maxar Technologies Inc. and its predecessor MacDonald, Dettwiler and Associates Ltd., a global communications and information company, a position he held from May 2016 until January 2019.

Career Highlights

•

President and Chief Executive Officer, Maxar Technologies Inc. (May 2016-January 2019)

•

Executive Advisor to The Blackstone Group Inc. (2012-April 2016)

•

President & CEO, Harris Corporation (2003-2011)

Skills / Experience

•

Leadership experience

•

Extensive management and operational experience

Education

•

BS in Industrial Engineering, Bradley University

•

MS in Management from the Krannert School of Management at Purdue University

Also...

Before joining Harris Corporation, Mr. Lance was co-president of NCR Corporation and Chief Operating Officer of its Retail and Financial Group. Previously, he spent 17 years with Emerson Electric Co., where he held senior management positions including Executive Vice President of its Electronics and Telecommunications segment, Chief Executive Officer and director of its Astec electronics subsidiary in Hong Kong, Group Vice President of its Climate Technologies segment and President of its Copeland Refrigeration division.

2 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Anne K. Wade Age: 49 Director since 2016 BOARD COMMITTEES • Audit OTHER BOARDS • Man Group plc • Big Society Capital Ltd. • NextEnergy Renewables

Anne K. Wade is currently a partner at Leaders' Quest, an organization focused on culture, values, and driving social and financial impact in major corporations.

Career Highlights

•

As part of Leaders' Quest, Co-Director of the Banking Futures initiative in the UK (2014-2017)

•

Senior Vice President and Director, Capital International, a part of the Capital Group Companies (1995-2012)

Skills / Experience

•

Financial and investing experience

•

Extensive knowledge of infrastructure sectors

Education

•

BA, magna cum laude, Harvard University

•

MS, London School of Economics

Also...

Ms. Wade is a Member of the Board of Trustees of the Heron Foundation in New York.

2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 3

Susan A. Ellerbusch Age: 53 Director since 2018 BOARD COMMITTEES • Audit

Chief Executive Officer of Air Liquide North America LLC, the North American subsidiary of Air Liquide S.A., a world leader in gases, technologies and services for industry and health, with a presence in 80 countries and more than 3 million customers and patients.

Career Highlights

•

Chief Executive Officer of Air Liquide USA LLC (June 2017-September 2019)

•

President, Air Liquide Large Industries U.S. (September 2015-June 2017)

•

Various executive positions, including President, BP Biofuels North America from 2008 to 2015

Skills / Experience

•

Management and operational experience

•

Extensive knowledge of chemicals and energy industries

Education

•

BS in genetics, University of Illinois Urbana-Champaign

•

MBA, University of Illinois Chicago

Also...

As head of Air Liquide's operations in the U.S. and Canada, Ms. Ellerbusch leads the company's Large Industries, Industrial Merchant, Health Care, Hydrogen Mobility and Electronics businesses.

4 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Directors Whose Terms Expire at the 2022 Annual Meeting

Anne P. Noonan Age: 57 Director since 2020 BOARD COMMITTEES N/A OTHER BOARDS • CF Industries Holdings, Inc.

Anne P. Noonan was named the President and Chief Executive Officer of Summit Materials on September 1, 2020. Prior to joining Summit Materials, Ms. Noonan served as president and chief executive officer and as a director of OMNOVA Solutions Inc. ("OMNOVA"), a global provider of emulsion polymers, specialty chemicals, and engineered surfaces for a variety of commercial, industrial, and residential end uses, with manufacturing, technical, and other facilities located in North America, Europe, China, and Thailand, from December 2016 until April 1, 2020 when OMNOVA was acquired by Synthomer plc.

Career Highlights

•

President and Chief Executive Officer, Summit Materials (September 2020-present)

•

President and Chief Executive Officer, OMNOVA (November 2016-April 2020)

•

President, Performance Chemicals, OMNOVA (2014- November 2016)

Skills / Experience

•

Public company governance experience

•

Operational expertise

•

Environmental and safety expertise

•

Extensive experience in risk management and accounting and finance

•

Corporate strategy, strategic imitative, and mergers & acquisitions expertise

Education

•

BS in Chemistry, University College Dublin, Ireland

•

MS in Organometallic Chemistry, University College Dublin, Ireland

Also...

Ms. Noonan spent 27 years at Chemtura Corporation, a global manufacturer of specialty chemicals.

2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 5

Joseph S. Cantie Age: 57 Director since 2016 BOARD COMMITTEES • Audit OTHER BOARDS • TopBuild Corp • Howmet Aerospace Inc.

Joseph S. Cantie is the former Executive Vice President and Chief Financial Officer of ZF TRW, a division of ZF Friedrichshafen AG, a global automotive supplier, a position he held from May 2015 until January 2016.

Career Highlights

•

Executive Vice President and Chief Financial Officer of TRW Automotive Holdings Corp., which was acquired by ZF Industries in May 2015 (2003-2015)

•

Various executive positions at TRW Automotive Holdings Corp. (1999-2003)

•

Various executive positions, including Vice President and Controller of LucasVarity Plc (1996-1999)

Skills / Experience

•

Financial and operating experience

•

Extensive knowledge of the industrial sector

Education

•

BS, State University of New York at Buffalo

Also...

Mr. Cantie spent 10 years at KPMG and is a certified public accountant.

6 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Anne M. Cooney Age: 61 Director since 2018 BOARD COMMITTEES • Compensation • Nominating and Corporate Governance (Chair) OTHER BOARDS • The Manitowoc Company, Inc.	Anne M. Cooney is the former President of the Process Industries and Drives Division of Siemens Industry, Inc., a division of Siemens AG, a multinational conglomerate primarily engaged in industrial engineering, electronics, energy, healthcare and infrastructure activities, a position she held from October 2014 until her retirement in December 2018.

Career Highlights

•

President, Process Industries and Drives Division of Siemens Industry, Inc. (2014-2018)

•

Chief Operating Officer for Siemens Healthcare's Diagnostics division (2011-2014)

•

President, Drives Technologies Division, Siemens Industry, Inc. (2009-2011)

Skills / Experience

•

Leadership experience

•

Management and operational experience

Education

•

BS in Industrial Management, Gannon University

•

MBA, Emory University

Also...

Ms. Cooney was Vice President of Manufacturing at Aladdin Industries and held key managerial positions with the General Electric Company.

2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 7

Directors Whose Terms Expire at the 2023 Annual Meeting

John R. Murphy Age: 70 Director since 2012 BOARD COMMITTEES • Audit (Chair) • Nominating and Corporate Governance OTHER BOARDS • O'Reilly Automotive, Inc. • Alight Solutions LLC • Apria Healthcare LLC	John R. Murphy served as Summit Materials' Interim Chief Financial Officer from January 2013 to May 2013 and from July 2013 to October 2013.

Career Highlights

•

Senior Vice President and Chief Financial Officer of Smurfit-Stone Container Corporation (2009-2010)

•

Various senior management roles, including Chief Financial Officer and President and Chief Operating Officer and as President and Chief Executive Officer, of Accuride Corporation (1998-2008)

Skills / Experience

•

Financial expertise

•

Management experience

Education

•

BS in Accounting, Pennsylvania State University

•

MBA, University of Colorado

Also...

Mr. Murphy is a Certified Public Accountant.

8 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Steven H. Wunning

Age: 70

Director since 2016

BOARD COMMITTEES

•

Compensation (Chair)

•

Nominating and Corporate Governance

OTHER BOARDS

•

The Sherwin Williams Company

•

Kennametal Inc.

•

Black & Veatch Holding Company

Steven H. Wunning served as Group President and Executive Office Member for Caterpillar Inc. ("Caterpillar") from January 2004 until his retirement in February 2015. He joined Caterpillar in 1973.

Career Highlights

•

Group President and Executive Office Member for Caterpillar from January 2004 until his retirement in February 2015.

•

Various executive positions at Caterpillar, including Vice President, Logistics Division from January 2000 to January 2004 and Vice President, Logistics & Product Services Division from November 1998 to January 2000.

Skills / Experience

•

Extensive board and management experience

•

Industrial and building products industry expertise

Education

•

BS in Metallurgical Engineering from Missouri University of Science and Technology

•

MBA, University of Illinois Urbana-Champaign

Also...

Mr. Wunning serves on the Board of Trustees of Missouri University of Science and Technology.

2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 9

Board Organization

Good corporate governance at Summit Materials starts at the top—with how we, as the Board, are governed. We believe our board governance incorporates best-practice standards as appropriate for our Company:

  •
  We have an independent board chairman

  •
  All members of our committees are independent

  •
  All of our non-employee directors are independent

  •
  All directors may request that items be added to the Board's agenda or the agenda of any committee on which they serve

Our Board is currently divided into three classes. Each year our stockholders are asked to elect the directors comprising one of the classes for a three-year term. The Board believes that the classified board structure served the Company well following its IPO by promoting continuity and stability. However, the Board now feels, given the Company's continued growth and maturation following the IPO, that a classified board structure is no longer necessary. Accordingly, the Board has included Proposal 6 in this Proxy Statement to declassify the Board.

Director Independence Determination

Under our Corporate Governance Guidelines and the NYSE corporate governance rules for listed companies, a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with us or any of our subsidiaries. In addition, the director must meet the bright-line test for independence set forth by the NYSE rules. Our Corporate Governance Guidelines define independence in accordance with the independence definition in the current NYSE rules. Our Corporate Governance Guidelines require the Board to review the independence of all directors at least annually. In the event a director has a relationship with the Company that is relevant to his or her independence and is not addressed by the objective tests set forth in the NYSE independence definition, the Board will determine, considering all relevant facts and circumstances, whether such relationship is material.

Our Board has affirmatively determined that each of Messrs. Cantie, Lance, Murphy, and Wunning and each of Mss. Cooney, Ellerbusch and Wade is independent, under the guidelines for director independence set forth in the Corporate Governance Guidelines and under all applicable NYSE rules, including with respect to applicable committee membership. Our Board also has determined that (i) each of the members of the Audit Committee, Messrs. Cantie and Murphy and Mss. Ellerbusch and Wade, is "independent" for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "financially literate" as required by NYSE rules and (ii) each of Messrs. Cantie and Murphy qualify as a "financial expert" as defined by SEC regulations.

In making its independence and financial literacy determinations, the Board considered and reviewed all information known to it, including information identified through annual directors' questionnaires.

Board Leadership

The Board directs and oversees the management of the business and affairs of the Company in a manner consistent with the best interests of the Company. The Board's responsibility is one of oversight, and in performing its oversight role, the Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with our stockholders.

In accordance with the Company's belief that its long-term success includes being good stewards of the environment, the Board oversees and supports the Company's initiatives in these areas. In addition, the Board takes pride in supporting the Company's efforts to offer a safe work environment to its employees and being a good corporate citizen in its local communities.

In accordance with our Corporate Governance Guidelines, the Board selects the Company's Chairman and the Company's Chief Executive Officer in any way it considers in the best interests of the Company and, accordingly, does not have a policy on whether the roles of Chairman and Chief Executive Officer should be separate or combined and, if separate, whether the Chairman should be selected from the independent directors. We believe that the separation of the Chairman of the Board and Chief Executive Officer positions is appropriate corporate governance for us as this time. Accordingly, Mr. Lance serves as the Chairman of the Board while Ms. Noonan serves as our Chief Executive Officer. Our Board believes that this structure best encourages the free and open dialogue of differing views and provides for strong checks and balances.

10 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Corporate Governance Documents

Our investor relations website at investors.summit-materials.com/govdocs, "Governance Documents," has additional information on our board governance and corporate governance, including our Corporate Governance Guidelines, our Code of Business Conduct and Ethics; and the charters approved by the Board for the Audit Committee, the Human Capital and Compensation Committee, and the Nominating and Corporate Governance Committee.

Board Meetings and Committees

The Board meets regularly during the year and holds special meetings and acts by unanimous written consent when circumstances require. During 2020, there were ten (10) meetings of the Board. Each director attended at least 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she was a director) and the total number of meetings held by all committees on which he or she served (during the periods that he or she served) during 2020. In addition, directors are expected to make every effort to attend any meetings of stockholders. All of our directors attended the 2020 Annual Meeting of Stockholders.

The Board has established an Audit Committee, a Human Capital and Compensation Committee, and a Nominating and Corporate Governance Committee (collectively, the "Committees"). The Committees keep the Board informed of their actions and assist the Board in fulfilling its oversight responsibility to stockholders. The table below provides current membership information as well as meeting information for the last fiscal year.

Name	Audit Committee	Human Capital and Compensation Committee	Nominating and Corporate Governance Committee

Anne P. Noonan

Howard L. Lance*		•	•

Joseph S. Cantie	•

Anne M. Cooney		•	Chair

Susan A. Ellerbusch	•

John R. Murphy	Chair		•

Anne K. Wade	•

Steven H. Wunning		Chair	•

Total Meetings in 2020	7	7	3

*
Independent chairman of the Board.

The functions performed by these Committees, which are set forth in more detail in their charters, are summarized below.

Audit Committee

Our Audit Committee consists of Messrs. Murphy and Cantie and Mss. Ellerbusch and Wade, with Mr. Murphy serving as chair.

Our Audit Committee is responsible for, among other things:

  •
  selecting and hiring our independent registered public accounting firm, and approving the audit and non-audit services to be performed by our independent registered public accounting firm;

  •
  assisting the Board in evaluating the qualifications, performance and independence of our independent registered public accounting firm;

  •
  assisting the Board in monitoring the quality and integrity of our financial statements and our accounting and financial reporting;

  •
  assisting the Board in monitoring our compliance with legal and regulatory requirements;

  •
  reviewing the adequacy and effectiveness of our internal control over financial reporting;

  •
  assisting the Board in monitoring the performance of our internal audit function;

  •
  reviewing with management and our independent registered public accounting firm our annual and quarterly financial statements;

2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 11

  •
  establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

  •
  preparing the Audit Committee Report that the rules and regulations of the SEC require to be included in our annual proxy statement;

  •
  review and discuss with management and our independent registered public accounting our guidelines and policies with respect to risk assessment and risk management, including the major financial risk exposures and the steps management has taken to monitor and control such exposures; and

  •
  review our information technology security controls with our Head of Information Technology and evaluate the adequacy of our information technology security program, compliance and controls with the Head of Information Technology.

Audit Committee Member Independence; Financial Literacy; Financial Expert

	Independent under NYSE governance standards and Rule 10A-3 of Exchange Act	Financially Literate	Audit Committee Financial Expert

John R. Murphy (Chair)	✓	✓	✓

Joseph S. Cantie	✓	✓	✓

Susan A. Ellerbusch	✓	✓

Anne K. Wade	✓	✓

Human Capital and Compensation Committee

In 2021, the Company's compensation committee was renamed the Human Capital and Compensation Committee to emphasize the Company's commitment to (i) diversity, equity, and inclusion, (ii) talent management, and (iii) fostering employee engagement and strengthening the Company's culture. Our Human Capital and Compensation Committee consists of Messrs. Wunning and Lance and Ms. Cooney, with Mr. Wunning serving as chair.

Our Human Capital and Compensation Committee is responsible for, among other things:
  •
  reviewing and approving or making recommendations to the Board with respect to corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating his/her performance in light of those goals and objectives and determining and approving his/her compensation level based on such evaluation;

  •
  reviewing and approving, or making recommendations to the Board with respect to, the compensation of our other executive officers, including annual base salary, bonus, equity-based incentives and other benefits;

  •
  reviewing and recommending the compensation of our directors;

  •
  reviewing and discussing annually with management our "Compensation Discussion and Analysis" disclosure required by SEC rules;

  •
  preparing the Compensation Committee Report required by the SEC to be included in our annual proxy statement;

  •
  reviewing and making recommendations with respect to our equity compensation plans;

  •
  review, periodically, the Company's (i) talent management strategies, such as the Company's recruitment, development, promotion and retention programs; (ii) diversity and inclusion within the Company; and (iii) employee engagement and company culture; and

  •
  reviewing and discussing with our Chief Executive Officer the Company's succession plans for key positions at the senior officer level, including the qualifications, experience, and development priorities for these individuals.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Messrs. Lance, Murphy, and Wunning and Ms. Cooney, with Ms. Cooney serving as chair.

12 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Our Nominating and Corporate Governance Committee is responsible for, among other things:
  •
  assisting our Board in identifying prospective director nominees and recommending nominees to the Board;

  •
  overseeing the annual evaluation of management;

  •
  overseeing the annual evaluation of the Board in conjunction with our Chairman's regular informal interviews with our current directors to ensure the Board is functioning properly;

  •
  reviewing and advising the Board on developments in corporate governance practices;

  •
  developing and recommending a set of corporate governance guidelines; and

  •
  recommending members for each committee of our Board.

Director Nominations

The Nominating and Corporate Governance Committee identifies individuals believed to be qualified as candidates to serve on the Board and selects, or recommends that the Board select, the nominees for all directorships to be filled by the Board or by our stockholders at an annual or special meeting.

In identifying candidates for membership on the Board, the Committee takes into account all factors it considers appropriate, which may include:

  •
  individual qualifications, including strength of character, mature judgment, familiarity with the Company's business and industry, independence of thought and an ability to work collegially; and

  •
  all other factors the Committee considers appropriate, which may include age, diversity of background, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations such as antitrust issues, corporate governance background, relevant career experience, relevant technical skills, relevant business or government acumen, financial and accounting background, executive compensation background and the size, composition and combined expertise of the existing Board.

Although the Nominating and Corporate Governance Committee considers diversity in all its forms, including diversity of viewpoints, background and experiences, the Company does not have a formal diversity policy. The Board is proud of the gender diversity it has been able to accomplish over the last few years, which has resulted in the Board being comprised of 50% females and 50% males. At the same time, the Board recognizes that other forms of diversity, including racial and ethnic diversity, are not represented on the Board. However, the Board is committed to increasing its overall diversity and has retained a third-party search firm to help identify potential candidates.

The Committee also may consider the extent to which the candidate would fill a present need on the Board. When evaluating whether to re-nominate existing directors, the Committee considers matters relating to the retirement of current directors, as well as the performance of such directors.

The Nominating and Corporate Governance Committee evaluates director candidates recommended by stockholders on the same basis as it considers other nominees. Any recommendation submitted to the Chief Legal Officer and Secretary should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and the written consent of the candidate to serve as one of our directors, if elected. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Chief Legal Officer and Secretary, Summit Materials, Inc., 1550 Wynkoop Street, 3rd Floor, Denver, Colorado 80202. All recommendations for nomination received by the Chief Legal Officer and Secretary that satisfy the requirements of our Amended and Restated Bylaws (the "Bylaws") relating to such director nominations will be presented to the Nominating and Corporate Governance Committee for its consideration. Please see the section entitled "Future Shareholder Proposals and Nominations" for information regarding the advance notice provisions applicable to stockholder director nominations set forth in our Bylaws.

Compensation Committee Interlocks and Insider Participation

During 2020, the members of the Human Capital and Compensation Committee were Messrs. Wunning, Ted A. Gardner (through May 19, 2020) and Lance and Ms. Cooney, none of whom was, during the fiscal year, an officer or employee of the Company and none of whom has ever served as an officer of the Company. During 2020, none of our executive officers served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity whose executive officers served on our Human Capital and Compensation Committee or the Board.

2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 13

Board Operations

The Board believes that the practices it follows and the guidelines it adopts governing how it operates set an important tone at the top. Among other things the Board:

  •
  meets regularly;

  •
  meets periodically in executive session of its independent directors;

  •
  has the authority to retain independent advisors;

  •
  enables directors to have access to management;

  •
  limits the number of public company boards on which directors may serve;

  •
  expects its members as well as the Company's executives to satisfy the stock ownership guidelines; and

  •
  prohibits its members and the Company's executives from taking specified hedging and pledging actions with the Company's stock.

Executive Sessions and Communications with Directors

The Board's independent directors meet at regularly scheduled executive sessions without management present. Mr. Lance presides at executive sessions of independent directors.

Stockholders and other interested parties may communicate with the Board by writing to the Chief Legal Officer and Secretary, Summit Materials, Inc., 1550 Wynkoop Street, 3rd Floor, Denver, Colorado 80202. Written communications may be addressed to the Chairman of the Board, the chairperson of any of the Audit, Nominating and Corporate Governance, and Human Capital and Compensation Committees, or to the non-management or independent directors as a group. The Chief Legal Officer will forward such communications to the appropriate party.

Risk Oversight

The Board exercises direct oversight of strategic risks to the Company. The Audit Committee reviews guidelines and policies governing the process by which senior management assesses and manages the Company's exposure to risk, including the Company's major financial and operational risk exposures and the steps management takes to monitor and control such exposures. The Human Capital and Compensation Committee oversees risks relating to the Company's compensation and human capital management policies and practices. Each committee charged with risk oversight reports to the Board on those matters.

With respect to cybersecurity risk oversight, our Board and our Audit Committee receive updates from our information technology team to assess the primary cybersecurity risks facing the Company and the measures the Company is taking to mitigate such risks. In addition to such updates, our Board and our Audit Committee receive updates from management as to changes to the Company's cybersecurity risk profile or significant newly identified risks.

14 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Environmental Risk and Social Issues

The Company recognizes that environmental, social and governance ("ESG") performance is essential to the Company's long-term success and is an important issue to many of its stockholders. As a result, the Company has implemented the following oversight structure to ensure that the Company's performance in these areas is monitored appropriately:

In light of the importance of environmental and climate change matters to the Company, its shareholders, communities, customers, and employees, and the associated risks the Company faces, the full Board oversees environmental risk factors and receives regular updates from management and the Company's sustainability team on the Company's environmental risk profile and key risk mitigating initiatives. The Company's management functions involved in overseeing and managing climate risk include, but are not limited to, safety, sustainability, finance and internal audit, and legal. Furthermore, each of the Company's operations has personnel responsible for maintaining compliance with environmental rules and regulations.

In addition, the Company views sustainability as one of its core values and takes its responsibilities to the lands it operates on seriously. The Company has a dedicated Enterprise Risk Committee (the "ERC") that continually identifies and evaluates environmental and other risks, including the Company's compliance with environmental rules and regulations. The committee reports to the Audit Committee. The ERC undertakes regular, systematized review of the environmental risks affecting the Company, including those associated with climate change, that may affect the Company's businesses and also meets with key leaders in the Company's operations to identify and address such risks.

The Company has established an Environmental Management System (the "EMS") to facilitate its ongoing compliance with environmental rules and regulations. The Company is in the process of implementing this system across its operations.

With respect to abnormal weather and other physical effects of climate change, to which, as an outdoor business, the Company is acutely attuned, the Company is seeking to monitor and reduce its contribution to climate change. The Company's efforts include, but are not limited to, the following:

  •
  Alignment with the United Nations Sustainable Development Goals to guide and influence the Company's programs and reporting;

  •
  Recycling of hazardous waste, and use of such waste as an alternative fuel source to power the Company's cement plants;

  •
  Use of hybrid vehicles and equipment;

  •
  Use of recycled materials, including recycled asphalt and recycled concrete;

  •
  Managing and tracking the Company's fleet;

  •
  Managing and mitigating the Company's waste;

2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 15

  •
  Promoting progressive reclamation and biodiversity focused actions; and

  •
  Managing the Company's water use, with a focus on areas of water scarcity.

The Company also continues to comprehensively focus on its energy inputs, CO2 and other pollutant emissions from its cement plants. From an energy use standpoint, the Company's alternative fuel usage rate of 35% to 40% at its cement plants is notable in comparison to the average U.S. industry rate of 25% as reported by the U.S. Environmental Protection Agency in 2008. The Company is very proud of the advancements that it has made in recent years to (i) accept more diverse materials at its hazardous waste recycling business, (ii) increase its alternative fuel use, and (iii) divert thousands of pounds of waste from landfills. The Company is working to develop a long-term strategy to address its CO2 emissions from its cement operations.

With respect to the rest of the Company's business, in 2020 our internal audit group completed a comprehensive review of the Company's greenhouse gas ("GHG") emissions reporting capabilities across all of the Company's operations. This assessment focused on Scope 1 and Scope 2 emissions, which represent emissions from direct operations and indirect electricity purchases, respectively. Once the Company has implemented the appropriate reporting framework and controls, the Company will be positioned to establish metrics and goals related to emissions and other factors contributing to climate change. As the Company systematizes its approach to mitigating its climate impact, it will continue to pursue and expand upon the beneficial initiatives it is already implementing, such as the use of hybrid vehicles, a robust recycling and waste program, and sourcing alternative fuels to power its operations.

Furthermore, the Company seeks to carry out progressive reclamation whenever possible, and it believes in the protection and restoration of areas of high biodiversity value. In 2014, the Company established a partnership with the Wildlife Habitat Council. We currently have eight sites certified by the Wildlife Habitat Council, covering approximately 2,500 acres across the country and received recognition for our reclamation efforts in Kansas having been awarded the Governor's Mined Land Reclamation Award by the Kansas Department of Transportation, an indicator of the Company's values in action. We remain focused on exploring new, innovative ways in which the Company can meaningfully reduce the environmental impact where we operate and are wholly in support of achieving carbon neutrality by 2050

Finally, the Company values the communities in which it operates and offers engagement through STEM education programs to enhance local education programs, encourage transparency and outreach.

Code of Ethics

The Company's Code of Business Conduct and Ethics applies to all of its officers, directors and employees, including its principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions and is posted on our website. The Company's Code of Business Conduct and Ethics is a "code of ethics," as defined in Item 406(b) of Regulation S-K. The Company will make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Business Conduct and Ethics on its website. The information contained on, or accessible from, the Company's website is not part of this Proxy Statement by reference or otherwise.

Short Sales and Hedging Policy

The Company's Securities Trading Policy prohibits directors, officers, and employees ("Summit Materials Personnel"), family members of Summit Materials Personnel and trusts, corporations and other entities controlled by any such persons (collectively, "Insiders") from trading in options, warrants, puts and calls or similar instruments on the Company's securities or selling such securities "short" (i.e., selling stock that is not owned and borrowing the shares to make delivery). In addition, Summit Materials Personnel are prohibited under the Securities Trading Policy from engaging in any transactions (including variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of the Company's equity securities.

16 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Director Compensation

In 2020, all of the Company's non-employee directors received annual cash compensation of $100,000. The independent chairperson of the Board received an additional $150,000 in cash compensation. The respective chairpersons of the Audit Committee, Human Capital and Compensation Committee and Nominating and Corporate Governance Committee (unless such chairperson is also the chairperson of the Board) received an additional $15,000, $10,000 and $10,000, respectively. Directors who are not employed by us may also receive compensation, from time to time, for service on any special committees of the Board. The Company reimburses its directors for any reasonable expenses incurred by them in connection with services provided in such capacity.

In addition, during 2020, all of the Company's non-employee directors received an annual award of restricted stock units ("RSUs") valued at $125,000, which amount differs from the grant date fair value of the RSUs. A grant of 5,342 RSUs was made to each of Messrs. Lance, Cantie, Gardner, Murphy, and Wunning and Mss. Cooney, Ellerbusch, and Wade on February 28, 2020. The RSUs were granted under the Summit Materials, Inc. 2015 Omnibus Incentive Plan (the "Omnibus Incentive Plan"), and the terms thereof are outlined in the table below. Further, the RSU awards are subject to the Company's incentive clawback policies, as in effect from time to time.

Aon plc, the Company's independent compensation consultant (the "Independent Compensation Consultant"), performs a comprehensive competitive total compensation review for the Company's non-employee directors every other year. A competitive total compensation study was performed in November 2020, comparing the Company's total compensation structure and value to peer companies. The Company is currently competitively positioned. In the years the Independent Compensation Consultant does not perform a comprehensive review, they review broader U.S. market trends with the Human Capital and Compensation Committee.

Award Type	Vesting	Termination or Change in Control Provisions

RSUs	Vest on the first anniversary of the date of grant(1)

•

Death or Disability / By the Company Without Cause: Unvested portion will immediately vest.

•

Retirement(2) / Declining to Stand for Re-election to Our Board(3): Prorated portion immediately vests; settled at such time as would have been settled according to the original vesting schedule.

•

Change in Control: Accelerated only if not continued, converted, assumed or replaced by the Company or successor entity.

•

By the Company For Cause: Vested and unvested portions are forfeited.

(1)
Beginning in 2020, non-employee directors have the right to defer the settlement of annual awards of RSUs until the earlier of (i) the first business day in a year, specified by the director, that is after the date of vesting provided in the RSU award agreement and (ii) a specified period after the director's service on the Board ends.

(2)
"Retirement" is defined in the director form of RSU award agreement as a director's resignation from service on our Board (other than due to death or disability or termination by the Company without cause), prior to the expiration of his or her term and on or after the date he or she attains age seventy.

(3)
In each case, as of or after the regular annual meeting of stockholders for the calendar year which includes the date of grant.

Director Compensation Table

The table below summarizes the compensation paid to non-employee directors for the year ended January 2, 2021.

Name	Fees Earned or Paid in Cash	Stock Awards(1)(2)	Total Compensation

Howard L. Lance	$250,000	$104,383	$354,383

Joseph S. Cantie	$100,000	$104,383	$204,383

Anne M. Cooney	$107,500	$104,383	$211,883

Susan A. Ellerbusch	$100,000	$104,383	$204,383

Ted A. Gardner(3)	$0	$104,383	$104,383

John R. Murphy	$115,000	$104,383	$219,383

Anne K. Wade	$100,000	$104,383	$204,383

Steven H. Wunning	$110,000	$104,383	$214,383

(1)
The amounts reported in the Stock Awards column reflect the aggregate grant date fair value of RSUs granted in fiscal 2020, computed in accordance with ASC 718, utilizing the assumptions discussed in Note 13, Stock-Based Compensation, to our audited consolidated financial statements included in the 2020 Annual Report. As of January 2, 2021, each of our non-employee directors held 5,342 RSUs. As noted above, our targeted equity value is $125,000 annually.

2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 17

  The value in this column does not necessarily match the $125,000 target because we calculate the number of RSUs to grant based on the 20-day average closing stock price immediately preceding the grant date in order to mitigate the potential impact of short-term stock price swings on our equity grants.

(2)
We did not make any option awards to directors in fiscal 2020. As of January 2, 2021, Messrs. Lance and Murphy held 246,611 and 10,220 time-vesting Leverage Restoration Options, respectively. Time-vesting Leverage Restoration Options held by our directors have the same vesting terms as those held by our NEOs and described in "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Pre-IPO Long-Term Incentive Awards (Value From Modifications to Eliminate Misalignment Post-IPO)." As of January 2, 2021, a limited liability company controlled by Mr. Gardner held 27,408 warrants, which became exercisable on March 17, 2016.

(3)
After discussions with Mr. Gardner and in order to effectuate his wishes, the Board determined not to nominate Mr. Gardner for reelection at the 2020 Annual Meeting. As a result of Mr. Gardner not standing for reelection, a prorated portion of the RSUs granted to him vested and such RSUs shall settle according to the original vesting schedule. Mr. Gardner waived the cash compensation payable to him in 2020.

18 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

OUR PAY

Our "Say-on-Pay" Resolution Received 99% Support in 2020.

We believe our executive compensation structure is competitive, is aligned with current governance trends and contains stockholder-friendly features. These stockholder-friendly features include the following:

What We Do (Best Practice)	What We Don't Do / Don't Allow

✓

Enforce strict insider trading, anti-hedging and anti-pledging policies

✓

Set robust stock ownership guidelines for executives and directors

✓

Provide provisions for recoupment ("clawback") of equity incentive compensation in our award agreements and adopted a policy for clawback of annual cash bonuses and equity incentive compensation

✓

Disclose performance goals for incentive programs

✓

Set a maximum payout limit on our annual and long-term incentive programs for our NEOs

✓

Incorporate double-trigger change-in-control provisions that are consistent with market practice

✓

Retain an independent compensation consultant that reports directly to the Human Capital and Compensation Committee

✓

Perform an annual compensation program risk assessment to ensure that the Company's compensation policies and practices are not reasonably likely to have a material adverse effect on the Company

✓

Strong alignment between pay and company performance

✓

Annual review of share utilization

✗

No change-in-control severance multiple in excess of three times salary and target bonus

✗

No excise tax gross-ups upon a change in control

✗

No re-pricing or cash buyout of underwater stock options

✗

No enhanced retirement formulas

✗

No guaranteed compensation

✗

No market timing with granting of equity awards

✗

Substantially no perquisites for our NEOs

✗

No payment of dividends or dividend equivalents on unvested stock or unearned performance units

2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 19

ITEM 2

NONBINDING ADVISORY VOTE ON THE
COMPENSATION OF OUR NEOs

Under the Dodd-Frank Wall Street Reform Consumer Protection Act (the "Dodd-Frank Act") and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on a nonbinding advisory basis, the compensation of our NEOs, as disclosed in this Proxy Statement in accordance with SEC rules. The compensation of our NEOs subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this Proxy Statement. The compensation of our NEOs is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment, while ensuring that our executives remain incentivized to accomplish the Company's long-term business plan. As discussed in this Proxy Statement, the vast majority of each NEO's pay is at-risk and largely tied to challenging performance goals. We believe that our compensation policies and decisions are strongly aligned with our stockholders' interests.

The Board is asking our stockholders to indicate their support for the compensation of our NEOs as disclosed in this Proxy Statement by casting a nonbinding advisory vote "FOR" the following resolution:

"RESOLVED, that the compensation paid to our NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative disclosure, is hereby APPROVED."

Because the vote to approve the compensation of our NEOs is advisory, it is not binding on the Board or the Company. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Human Capital and Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements, as a part of its robust compensation review and assessment process. Nonbinding advisory approval of this proposal requires the vote of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL,
ON A NONBINDING ADVISORY BASIS, OF THE COMPENSATION
OF OUR NEOs, AS DISCLOSED IN THIS PROXY STATEMENT

20 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Compensation Committee Report

The Human Capital and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the Human Capital and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included (incorporated by reference) in the Company's Annual Report on Form 10-K for the fiscal year ended January 2, 2021 and in this Proxy Statement.

        Submitted by the Human Capital and Compensation Committee of the Board.

        Steven H. Wunning, Chair
        Anne M. Cooney
        Howard L. Lance

2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 21

Compensation Discussion and Analysis—Executive Summary

Named Executive Officers

The following Compensation Discussion and Analysis ("CD&A") describes our 2020 executive compensation structure, earned by or paid to the following named executive officers ("NEOs"):

Anne P. Noonan	President and Chief Executive Officer

Brian J. Harris	Executive Vice President and Chief Financial Officer

Michael J. Brady	Executive Vice President and Chief Business Development Officer

Anne Lee Benedict(2)	Executive Vice President and Chief Legal Officer and Secretary

Thomas W. Hill(1)	Former President and Chief Executive Officer

(1)
On September 1, 2020, Mr. Hill resigned from his role as President and Chief Executive Officer and as a member of the Board of the Company. From September 1, 2020 until December 31, 2020, Mr. Hill was employed as a Senior Advisor of the Company to assist in the transition of his role to Ms. Noonan. Since December 31, 2020, he has served as a consultant to the Company. See "Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table—Transition Agreement" for more information.

(2)
On March 29, 2021, Ms. Lee Benedict departed the Company.

Response to COVID-19 and 2020 Financial Highlights

Amid the unprecedented uncertainty caused by the COVID-19 pandemic, the Company responded admirably by swiftly instituting new safety protocols across its operations. These new safety protocols, which included social distancing when possible and providing employees with additional personal protective equipment, allowed these critical workers to perform their jobs throughout the lockdown periods. Construction is considered an essential business, and the Company employees exhibited extraordinary discipline and care to respond to these challenges. In addition, the Company provided full pay to its employees during quarantine periods when they were unable to work.

For the NEOs, 2020 base salary increases were delayed until July 31, 2020 due to the pandemic's impact on our business; however, the Company made each NEO retroactively whole for his or her base salary increase and no other adjustments were made to the compensation paid to our executives as a result of the COVID-19 pandemic.

The Board's oversight of strategy was prominent following the onset of the COVID-19 pandemic. The Board worked diligently to assess the impact of pandemic on all facets of the Company, examining macroeconomic and financial impacts, the effect of regulatory actions to combat the pandemic on the Company's operations, measures taken to protect health and safety of the Company's employees, investor perspectives and the Company's business continuity strategy. The Board applied this knowledge to provide advice and oversight to management as it worked toward the development of a strategy to mitigate the immediate and potential long-term impacts of the pandemic, protect the health of the Company and its employees and continue to execute on its strategic objectives and deliver value to shareholders. The Board and each of its Committees remained engaged on each of these initiatives throughout the year, regularly receiving updates from management, holding additional meetings, and providing input and oversight as we executed our strategy.

While the Company was not immune to the larger economic forces at play, the Company remained focused on serving its customers without interruption. In addition, the Company decided, as a result of the COVID-19 pandemic, to defer certain planned capital expenditures in 2020, including certain greenfield projects, to future periods. This allowed the Company to achieve the following in 2020:

  •
  Net revenue increased 5.1% over 2019, and the Company reported record earnings of $138.0 million, or $1.21 per basic share.

  •
  Operating income increased by 5.4% to $225.2 million, which was primarily driven by net revenue gains in the aggregates and products lines of business.

  •
  The Company's West Segment reported higher revenue from all lines of business.

  •
  Record annual net income of $138.0 million and record Adjusted EBITDA of $485.0 million (a non-GAAP financial measure) and free cash flow of $245.6 million (a non-GAAP financial measure) as the Company focused on sustainable growth with investments in greenfields and end markets that are underpinned by strong growth fundamentals.

  •
  Reduced the Company's leverage ratio to 3.2X Net Debt to Adjusted EBITDA (a non-GAAP financial measure), the lowest leverage ratio in company history.

  *
  See "Reconciliation of Non-GAAP Measures to GAAP" on Annex A.

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Chief Executive Officer Transition

2020 was a year of significant transition for the Company as it welcomed a new President and Chief Executive Officer, Ms. Noonan. She brings a wealth of Chief Executive Officer expertise and a fresh strategic perspective and value creation to the Company as we enter this important transition period following the departure of our long-time founder, Mr. Hill. He will continue to lend his strong industry experience and connections to the Company for three years, as covered in his Transition and Consulting Agreement (See "Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table—Transition Agreement" for more information).

2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 23

Compensation Discussion and Analysis—What We Paid

In 2020, our executive compensation structure consisted of four primary components: base salary; annual cash incentives; long-term equity incentives and traditional health/welfare plans. We provide substantially no perquisites to our NEOs.

2020 Compensation at a Glance

	Pay Element	Description	2020 Payout / Changes
Fixed	Base Salary	Fixed pay to recruit and retain executives
Base salaries increased for our NEOs (except for Ms. Noonan and Mr. Hill) as follows: Messrs. Harris and Brady by 3%, which was our standard merit increase for corporate employees in 2020, consistent with competitive market practices, and Ms. Lee Benedict by 5%. However, in light of the extraordinary circumstances surrounding the COVID-19 pandemic and its impact on the Company's business, the Company deferred giving effect to the base salary increases until July 31, 2020 at which time it made the increases retroactive.

Ms. Noonan did not receive a base salary increase because her first day of employment with the Company was July 20, 2020.

Variable	Annual Cash Bonus	Annual cash incentives based on rigorous financial, operational and personal goals measured over one year: • 50% Adjusted EBITDA • 20% Operating Cash Flows • 10% Safety • 20% Personal Objectives	For 2020, our NEO target Annual Cash Bonus opportunities were the same as 2019.

Each of our NEOs earned annual cash bonuses as set forth below in "Elements of Pay: Annual Cash Incentives—2020 Actual Performance and Payouts."

Long-Term Equity Incentives	Annual long-term equity awards align executives' interests with stockholders.

50% Performance Units

•

Vest 50% based on 3-year relative total shareholder return ("TSR") compared to Materials and Capital Goods Companies (consisting of GICS industry groups 2010 and 1510) from the S&P 400 Midcap Index.

•

Capped at target if absolute TSR is negative.

•

Vest 50% based on 3-year average return on invested capital ("ROIC") target.

•

Maximum payout is capped at 200% of target

•

Grants are based in the Company's Class A Common Stock.

50% RSUs

•

Vest ratably over 3 years.

•

Grants are based in the Company's Class A Common Stock.

For 2020, our NEO target Long-Term Equity Incentive opportunities were the same as 2019.

For the performance period January 1, 2018 through December 31, 2020, our Relative TSR ranked at the 11th percentile, resulting in a payout equal to 0% of target.

Return on invested capital (ROIC) was added to our program structure in 2020 (for the performance period 2020-2022). We believe ROIC performance has a direct alignment with share price and stockholders' interests.

One-time equity awards that align executives' interests with stockholders. 100% RSUs • Vest ratably over 2 years. • Grants are based in the Company's Class A Common Stock.	Certain of our NEOs were awarded one-time equity awards as set forth below in "Elements of Pay: One-Time Equity Grants."

This was a critical 2020 action item for a broad group of high-performing senior leaders throughout the organization during the transition from our long-time founder to our new Chief Executive Officer.

Other	Traditional Benefits	Executive benefits are substantially similar to benefits offered to other employees.	No change

24 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Pay Mix and Magnitude

The Human Capital and Compensation Committee believes that a significant majority of both the Chief Executive Officer's and other NEOs' pay should be at risk and not guaranteed. Compensation is tied to challenging performance objectives and this is illustrated in our pay mix. A large percentage of total target compensation is at risk through long-term equity awards and annual cash incentive awards. These awards are linked to performance measures that correlate with long-term stockholder value creation. The amounts actually realized by our NEOs with respect to these awards depend on a variety of factors, including the level of attainment of the relevant performance goals and the extent of vesting of performance units and RSUs and the value of our stock when performance units and RSUs vest.

The target values of long-term equity incentive awards used in the charts below differ from the compensation reported in the Summary Compensation Table due to the use of the grant date fair value in the Summary Compensation Table which is calculated in accordance with ASC 718, utilizing the assumptions discussed in our audited consolidated financial statements included in the 2020 Annual Report. The mix of total direct compensation at target for 2020 for our Chief Executive Officer and the average of our other NEOs is shown in the charts below.

(1)
Excludes the one-time cash sign-on bonus of $100,000 paid to Ms. Noonan.

(2)
Other NEOs excludes Mr. Hill.

The Human Capital and Compensation Committee approved the following compensation targets for 2020:

	Base Salary	Annual Bonus Target as % of Base Salary	Long-Term Incentive Target as % of Base Salary

Anne P. Noonan	$925,000	125%	305%

Brian J. Harris	$601,000	75%	155%

Michael J. Brady	$530,450	60%	125%

Anne Lee Benedict	$450,000	60%	125%

Thomas W. Hill	$900,000	150%	360%

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Elements of Pay: Base Salary

The Human Capital and Compensation Committee determines base salaries for the NEOs and other executives based on a number of factors, including but not limited to, the Human Capital and Compensation Committee's understanding of executive pay practices, individual performance, Company performance and management recommendations (except with respect to the Chief Executive Officer).

Base salaries increased for our NEOs (except for Ms. Noonan and Mr. Hill) as follows: Messrs. Harris and Brady by 3%, which was our standard merit increase for corporate employees in 2020, and Ms. Lee Benedict by 5%. In addition, these base salaries reflect a thorough review of competitive market data, internal alignment of total compensation opportunity, and are consistent with competitive market data provided by the Independent Compensation Consultant.

	2020 Target Base Salary	2019 to 2020 Increase(1)

Anne P. Noonan(2)	$925,000	NA

Brian J. Harris	$601,000	3.0%

Michael J. Brady	$530,450	3.0%

Anne Lee Benedict	$450,000	5.0%

Thomas W. Hill	$900,000	0%

(1)
In light of the extraordinary circumstances surrounding the COVID-19 pandemic and its impact on the Company's business, the Company deferred giving effect to the base salary increases until July 31, 2020 at which time it made the increases retroactive.

(2)
For 2020, Ms. Noonan was paid $418,931 of base salary based on the number of days Ms. Noonan was employed by the Company in 2020.

Elements of Pay: Annual Cash Incentives

2020 TARGET ANNUAL INCENTIVE AWARD OPPORTUNITIES

At the start of each fiscal year, the Board approves annual incentive compensation targets, as a percentage of target base salary, based on competitive market data provided by the Independent Compensation Consultant for our direct competitors and overall peer group, management's recommendations and other relevant factors. The 2020 annual incentive targets, as a percentage of target base salary, for our NEOs were unchanged from 2019 (other than Ms. Noonan whose first day of employment with the Company was July 20, 2020), as follows:

	Target Bonus

Anne P. Noonan	125	%(1)

Brian J. Harris	75%

Michael J. Brady	60%

Anne Lee Benedict	60%

Thomas W. Hill	150%

(1)
For 2020, Ms. Noonan's annual incentive award was prorated based on the number of days Ms. Noonan was employed by the Company in 2020.

26 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

2020 ANNUAL INCENTIVE METRICS

The metrics underlying our annual incentive were selected as the strongest indicators of our success. Adjusted EBITDA and operating cash flow are among our most important financial measures, while safety goals ensure that we focus on sustainable performance. Personal objectives measure progress against key milestones that are important to long-term value creation. The Board has discretion to adjust the target financial metrics to reflect, among other things, mergers, acquisitions, divestitures and other non-routine activity both inside and outside of management's control during the fiscal year.

For 2020, performance metrics and weightings were as follows for our NEOs:

Metric and Weighting	Definition / Notes

Adjusted EBITDA (50%)	Net income (loss) before interest expense (income), income tax expense (benefit) and depreciation, depletion and amortization, adjusted to exclude accretion, loss on debt financings, transaction costs, non-cash compensation and certain other non-cash and non-operating items.

Operating Cash Flow (20%)	Cash flow from earnings, after net capital expenditures, payments on finance leases, and change in working capital.

Safety (10%)(1)
Recordable Incident Rate (RIR)	Any employee work-related injury that requires medical treatment and results in a positive diagnosis of an injury, a prescription or work restrictions (per OSHA), divided by hours worked.

Lost Time Incident Rate (LTIR)	Same as RIR but only includes injuries that result in at least one full day away from work.

Preventable Incident Rate (PVIR)	The number of preventable auto safety incidents, divided by miles driven.

Cost Per Man Hour (CPMH)	Based on the total incurred insurance-company-posted claim reserves on 12/31 of a given year for all workers compensation, general liability and auto liability claims divided by the hours worked in that same calendar year.

Personal Objectives (20%)	Varies by individual. See "Performance Targets and Payout Ranges—Personal Performance Goals."

(1)
Safety metrics included various metrics related to the frequency and severity of reported incidents. For 2020, the safety metrics (and the weightings assigned to each safety metric for each NEO) included RIR (4% total award payout), LTIR (1.5% total award payout), PVIR (3% total award payout), and CPMH (1.5% total award payout).

PERFORMANCE TARGETS AND PAYOUT RANGES

The achievement factor for each of the performance metrics was determined by multiplying the weight attributed to each performance metric by the applicable payout percentage for each metric. For corporate EBITDA and corporate cash flow payout percentages were determined by calculating actual achievement against the target amount based on a pre-established scale.

Financial Performance

For corporate EBITDA and corporate operating cash flow, payout percentages for actual performance between the specified threshold, target, and maximum performance levels is interpolated on a straight-line basis. The following table shows the payout percentages associated with various levels of achievement of corporate EBITDA and operating cash flow:

	2020 Payout Percentage

	25% (Threshold)	100% (Target)	200% (Maximum)

2020 Corporate EBITDA (Performance as a Percentage of Target)	90%	100%	110%

	5% (Threshold)	100% (Target)	150% (Maximum)

2020 Corporate Operating Cash Flow (Performance as a Percentage of Target)	90%	100%	110%

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Safety Performance Targets

The overall safety metric achievement factor equals the sum of each metric's payout percentage multiplied by its weighting. The maximum payout opportunities for the safety metrics is 150% of target. For the safety metrics, payout percentages for actual achievement between the specified threshold, target and maximum levels were adjusted on a linear basis. For the safety metrics below, the lower the result, the stronger the performance. All safety targets, other than CPMH, required year-over-year improvement in performance.

	2020 Payout Percentage

	0% (Threshold)	100% (Target)	150% (Maximum)

RIR—40% Safety	1.52	1.32	1.02

LTIR—15% Safety	0.194	0.17	0.138

PVIR—30% Safety	1.11	0.79	0.59

CPMH—15% Safety	0.21	0.17	0.14

Personal Performance Goals

Personal performance goals may be focused on any combination of corporate, business-unit, or role-specific accomplishments or behaviors that focus executives on accomplishing our long-term business plan. The maximum payout under the Personal Performance Goal portion of the annual incentive is 150% of target.

Anne P. Noonan

In connection with the hiring of Ms. Noonan in July 2020, no personal performance goals were established. Ms. Noonan's Personal Objective portion is based upon her overall performance assessment for 2020, as evaluated and determined by the Board and the Human Capital and Compensation Committee.

Brian J. Harris

Mr. Harris's personal performance goals included optimizing the Company's capital structure. In addition, Mr. Harris was to develop an information technology roadmap that embraces the long-term vision for the Company's information technology. Further, Mr. Harris was to maintain excellent relationships and communications with all major investors and expand the Company's EBITDA multiple. Finally, Mr. Harris was to work closely with Company's senior operating leadership to support realignment of organization structure.

Michael J. Brady

Mr. Brady's personal performance goals included leading and facilitating the sourcing and execution of select, high-value adding investments for the Company. In addition, Mr. Brady was to leverage development team resources to review under-performing operations within the Company. Further, Mr. Brady was to increase visibility and priority of safety assessments for acquisitions. Finally, Mr. Brady was to provide non-deal exposure to development team members to support business performance throughout the Company.

Anne Lee Benedict

Ms. Lee Benedict's personal performance goals included evaluating the Company's legal operations for resource efficiency opportunities. In addition, Ms. Lee Benedict was to help create safety training programming and refine the Company's litigation management program. Further, Ms. Lee Benedict was to continue to improve contract risk mitigation efforts. Finally, Ms. Lee Benedict was to evaluate the Company's environmental, safety, and governance policies and programs in order to identify opportunities for additional stakeholder engagement.

Thomas W. Hill

Mr. Hill's personal performance goals included executing the Company's 2020 operating plan and three (3) year strategic plan aspirations. In addition, Mr. Hill was to execute an effective organization plan that aligned talent to the strategic plan, including hiring a chief operational officer, establishing an operational and regional organization structure and succession plan. Further, Mr. Hill was to improve the communication among the Company's senior management teams and support the chief executive officer transition.

28 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

2020 ACTUAL PERFORMANCE AND PAYOUTS

The initial targets shown in the below table are based on the performance goals and funding scales approved in the first quarter of 2020. However, the targets for both corporate EBITDA and corporate operating cash were increased to account for acquisitions during the year. In addition, target corporate operating cash flow was increased as a result of the Company adjusting its planned capital expenditures in 2020 and electing to defer certain projects to future periods as a result of the COVID-19 pandemic. The actual results for the 2020 annual incentive plan were certified by the Human Capital and Compensation Committee as shown in the below table.

	Initial Target	Adjusted Target	Actual Results(1)	Adjusted Results	Payout Percentage	Weight	Weighted Payout Percentage

Corporate EBITDA ($ Millions)	$476	$491	$496	$510(2)	140%	50%	70%

Corporate Operating Cash Flow ($ Millions)	$229(3)	$270	$307(4)	NA	150%	20%	30%

(1)
See "Reconciliation of Non-GAAP Measures to GAAP" on Annex A.

(2)
Results for corporate EBITDA were adjusted in 2020 to reflect the impact of the explosion at our Green America Recycling facility that was a one-time unforeseeable and extraordinary event outside of the business's control, which resulted in it operating on a limited basis during the last eight months of 2020.

(3)
The Company set the initial target for corporate operating cash flow below the initial target in 2019 and the actual result for 2019 because the Company budgeted significant capital expenditures for greenfield projects in 2020.

(4)
The Company's actual results for corporate operating cash flow were 12%, 34%, and14% higher than 2019 actual results for corporate operating cash flow, 2020 initial target for corporate operating cash flow, and 2020 adjusted target for corporate operating cash flow, respectively.

Corporate safety (10% weight): Overall weighted performance was 79% of target, resulting in a weighted payout of 7.9% for each NEO.

The weighted financial and safety performance achievement for 2020 (80% combined weight) yields an actual incentive earned of 108% of target for each NEO. The remainder of each NEO's 2020 actual incentive earned is based on Personal Performance Goal performance (20% weight).

	2020 Base Salary	Target Incentive as a Percentage of Base Salary	Actual Incentive Earned as a Percentage of Base Salary	Annual Cash Incentive Earned

Anne P. Noonan(1)	$418,931	125%	159%	$665,480

Brian J. Harris	$601,000	75%	100%	$599,159

Michael J. Brady	$530,450	60%	76%	$400,781

Anne Lee Benedict	$450,000	60%	74%	$331,898

Thomas W. Hill	$900,000	150%	184%	$1,659,150

(1)
For 2020, Ms. Noonan was paid $418,931 of base salary based on the number of days Ms. Noonan was employed by the Company in 2020. In addition, Ms. Noonan's annual cash incentive was prorated based on the number of days she was employed by the Company in 2020.

Elements of Pay: Long-Term Equity Incentives

Our long-term equity incentives for NEOs in 2020 consisted of a balance of performance units (50%) and RSUs (50%). The Human Capital and Compensation Committee uses competitive market data from our annual total compensation study to assist with targeted long-term incentive value. In addition, the Human Capital and Compensation Committee considers individual performance, potential future contributions to our business, internal equity and management's recommendations except in the case of the Chief Executive Officer.

Award Type	Weighting	Vesting	Value Tied To

Performance Units	50%	At the end of three years based 50% on relative TSR performance and 50% on ROIC performance	Three-year TSR ranking compared to companies in the S&P 400 Midcap Materials and Capital Goods Companies, and ROIC performance compared to targeted performance criteria

RSUs	50%	Vest over three years in equal annual installments on each anniversary of the grant date	Stock price performance

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Performance Units Granted in 2020

The 2020 performance units focus our executives on the long term performance of the Company relative to industry peers and predetermined financial targets. The performance metrics are relative TSR and return on invested capital ("ROIC").

The peer group for determining our relative TSR is separate and distinct from the peer group used to evaluate and set NEO compensation levels discussed under "—Compensation Decision Process—Role of Peer Companies and Competitive Market Data." The Relative TSR peer group represents a broader array (approximately 65 to 70 companies) of industry peers competing for stockholders and investors.

ROIC is determined for the performance period by dividing (i) the arithmetic mean of the following for each fiscal year during the performance period: the Company's Adjusted EBITDA (as reported on the Company's audited financial statements) for each such fiscal year, reduced by depreciation, depletion and amortization charges for such fiscal year by (ii) the arithmetic mean of the following for each fiscal year during the performance period: the sum of the Company's total outstanding long-term debt, stockholders' equity, retained earnings and accumulated other comprehensive income, in each case, as reported on the Company's audited financial statements for such fiscal year. The Compensation Committee believes that including ROIC as a performance metric incentivizes management to maximize efficiency of capital deployed for the benefit of the Company's stockholders.

The performance period for the performance units granted in February 2020 began on January 1, 2020 and ends on December 31, 2022 and are earned based on performance against the target below. Earned amounts will be interpolated on a straight line basis for performance between threshold, target, and maximum performance requirements. Financial goals are established based on a review of historical and strategic forward-looking performance criteria and are established at reasonable but stretch performance requirements for threshold, target, and maximum payout opportunities. We will proactively disclose the ROIC performance requirements and performance attainment at the completion of the three-year performance period.

			Level of Achievement

	Below Threshold	Threshold	Target	Maximum	Cap (if applicable)

Relative TSR Position	< 25th percentile	25th percentile	50th percentile	75th percentile	Capped at 100% if Company TSR is negative over performance period, regardless of ranking

Achievement Percentage	0%	50% of target	100% target	200% of target

See "—Treatment of Long-Term Incentive Awards Upon Termination or Change in Control" for a description of the potential vesting of the NEOs' equity awards that may occur in connection with certain termination events and a change in control.

For 2020, the Human Capital and Compensation Committee set the target pay levels and made the grants set forth in the table below.

	2020 Target Long-Term Incentive as % of Base Salary	2020 Target Long-Term Incentive (1)	Performance Units Granted (#)	Restricted Stock Units Granted (#)

Anne P. Noonan	305%	$2,821,250	69,523	63,866(2)

Brian J. Harris	155%	$931,550	19,905	19,905

Michael J. Brady	125%	$663,062	14,168	14,168

Anne Lee Benedict	125%	$548,330	12,019	12,019

Thomas W. Hill	360%	$3,240,000	69,231	69,231

(1)
The target award values shown vary from the values listed in the 2020 Grants of Plan Based Awards Table for two reasons. First, the 2020 Grants of Plan Based Awards Table uses the Monte Carlo valuation method, which determines the accounting expense for our performance units because 50% is based on Relative TSR. This generated an expense value approximately 23.4% higher than the actual value on the grant date for the awards issued on February 28, 2020 to each of our NEOs (other than Ms. Noonan), and an expense value approximately 26.1% higher than the actual value on the grant date for the awards issued on July 20, 2020 to Ms. Noonan. However, we do not believe the Monte Carlo accounting model is appropriate for purposes of setting total compensation opportunity. Second, to mitigate the potential impact of short-term stock price swings on our equity grants, we use the 20-day average closing stock price immediately preceding the grant date to determine the grant size, rather than the closing stock price on the actual grant date as shown in the 2020 Grants of Plan Based Awards Table.

(2)
Pursuant to Ms. Noonan's offer letter, the number of RSUs awarded to Ms. Noonan for 2020 were prorated at 75% of the aggregate target grant date value.

30 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Performance Units Earned for the Performance Period 2018—2020

No performance units were earned for the 2018—2020 performance period, granted in 2018.

Performance units were granted to our NEOs then employed by the Company that were subject to Relative TSR performance for the three-year performance period beginning January 1, 2018 and ending December 31, 2020. The Relative TSR peer group was companies in the S&P Building & Construction Select Industry Index. Relative TSR performance was based on dividends plus beginning and ending stock prices based on the trailing 20-day average closing price. During the performance period, our Relative TSR ranked at the 11th percentile, which was below the threshold performance requirement, resulting in a payout equal to 0% of target.

ONE-TIME EQUITY AWARDS

The leadership transition from long-time founder to a new Chief Executive Officer was a major event in our corporate history, for both our stockholders and our management talent. To transition through this period and maintain leadership continuity, the Board strongly believed it was appropriate to make a special one-time RSU transition grant to a broad group of critical leaders. The Board identified 28 high performing leaders and made special one-time RSU transition grants of approximately 400,000 aggregate shares, with the Company's NEOs receiving less than 18% of the aggregate grant. The RSU transition grants were designed to have a grant date fair value equal to 75% of each NEO's base salary. The RSUs vest over two years in equal annual installments on each anniversary of the grant date. The value of each RSU is tied to the Company's stock price performance.

	Restricted Stock Units Granted (#)	Grant Date Fair Value

Brian J. Harris	26,656	$420,632

Michael J. Brady	23,527	$371,256

Anne Lee Benedict	19,959	$314,953

Retirement, Perquisites, and Other Benefits

We have a tax-qualified contributory retirement plan established to qualify as a deferred salary arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). The plan covers all U.S. employees, including our NEOs, who are limited to their annual tax deferred contribution limit as allowed by the Internal Revenue Service (the "IRS"). We provide for matching contributions to the plan, including 100% of pre-tax employee contributions, up to 4% of eligible compensation. Employer contributions vest immediately.

The Company also offers the members of a select group of management or highly compensated employees, including the NEOs, the opportunity to supplement their retirement savings through the Summit Materials Deferred Compensation Plan (the "DCP"). An eligible participant in the DCP may elect to defer up to 50% of such participant's base salary compensation and up to 100% of such participant's designated discretionary bonus award compensation and annual incentive award compensation. The DCP also permits Company-provided credits to participants' accounts, but no such credits are currently being made. Additional information about the DCP is reflected in "—2020 Non-Qualified Deferred Compensation" below.

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Compensation Discussion and Analysis—How We Paid

Our Compensation Philosophy

Our executive compensation program is intended to attract, motivate and retain executive officers and to align the interests of our executive officers with stockholders' interests.

The Board's objectives for our program include, but are not limited to, the following:

Say-on-Pay Votes

In 2020, the Human Capital and Compensation Committee considered the outcome of the stockholder advisory vote on 2019 executive compensation when making decisions relating to the compensation of our NEOs and our executive compensation program and policies. Our stockholders voted at our 2020 annual meeting, in a nonbinding advisory vote, on the 2019 compensation paid to our NEOs. Our stockholders overwhelmingly (99%) approved the compensation of our NEOs. Based on the level of support, the Human Capital and Compensation Committee determined that stockholders generally support our compensation practices. The Company has determined to hold this advisory, say-on-pay vote annually, consistent with the stated preferences of our stockholders and with the results of our 2016 Annual Meeting of Stockholders where the majority of the votes cast were in favor of an annual advisory vote. The next non-binding advisory vote regarding such frequency will be held at the 2022 Annual Meeting of Stockholders, in accordance with SEC rules.

In addition, the Company continued its efforts to reach out to investors for feedback in 2020. During the second half of 2020, the Company's investor relations and legal departments contacted the Company's top 20 institutional investors and engaged in conversations with a significant portion of the investor base. The feedback received in these conversations was generally positive in regard to the Company's compensation programs. The Human Capital and Compensation Committee intends to continue to consider the views of our stockholders when designing, reviewing and administering the Company's compensation programs and policies.

Compensation Decision Process

Role of the Human Capital and Compensation Committee	The Human Capital and Compensation Committee is responsible to our Board for oversight of our executive compensation program. The Human Capital and Compensation Committee is responsible for the review and approval of all aspects of our program.

Among its duties, the Human Capital and Compensation Committee is responsible for:

•

Assessing competitive market data from the Independent Compensation Consultant

•

Reviewing each NEO's performance in conjunction with competitive market data and, accordingly, approving compensation recommendations including, but not limited to, base salary, annual bonus, long-term incentives, and benefits/perquisites

•

Considering, recommending and approving incentive plan goals, achievement levels, and program structure

•

Incorporating meaningful input from our stockholders, if applicable

32 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Role of Management	For each NEO excluding herself, our Chief Executive Officer recommends to the Human Capital and Compensation Committee compensation levels for NEOs based on a review of market data and individual performance. The Human Capital and Compensation Committee reviews and discusses all recommendations prior to approval, then submits all recommendations to the Board for approval.

For the Chief Executive Officer, during executive session without the Chief Executive Officer present, the Human Capital and Compensation Committee is solely responsible for assessing performance and making compensation recommendations to the Board for approval. Management does not make compensation-related recommendations for the Chief Executive Officer.

Role of the Independent Compensation Consultant	In 2020, the Human Capital and Compensation Committee retained the Independent Compensation Consultant in accordance with Human Capital and Human Capital and Compensation Committee's charter. The Independent Compensation Consultant reports directly to the Human Capital and Compensation Committee. The Human Capital and Compensation Committee retains sole authority to hire or terminate the Independent Compensation Consultant, approve its fees, determine the nature and scope of services and evaluate the Independent Compensation Consultant's performance.

A representative of the Independent Compensation Consultant attends Human Capital and Compensation Committee meetings, as requested, and communicates with the Human Capital and Compensation Committee chair between meetings. The Human Capital and Compensation Committee makes all final decisions and recommendations.

The Independent Compensation Consultant's roles include, but are not limited to, the following:

•

Advising the Human Capital and Compensation Committee on executive compensation trends and regulatory developments;

•

Developing a peer group of companies for determining competitive compensation amounts and practices;

•

Providing a total compensation study for executives against peer companies;

•

Providing advice to the Human Capital and Compensation Committee on governance best practices, as well as any other areas of concern or risk; and

•

Reviewing and commenting on proxy disclosure items, including the CD&A.

The Human Capital and Compensation Committee has assessed the independence of the Independent Compensation Consultant, considering all relevant factors, including those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Exchange Act. Based on this review, the Human Capital and Compensation Committee concluded that there are no conflicts of interest raised by the work performed by the Independent Compensation Consultant and that the Independent Compensation Consultant is independent.

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Role of Peer Companies and Competitive Market Data	In the Fall of 2019, to assist with 2020 compensation decisions, the Independent Compensation Consultant performed a competitive pay study. To develop competitive market values for the NEOs, the Independent Compensation Consultant developed, and the Human Capital and Compensation Committee approved, a peer group of 16 companies, which were the same companies used in the prior year except for (i) the removal of USG Corp. as a result of it being acquired and (ii) the replacement of NCI Building Systems Inc. ("NCI") with Cornerstone Building Brands, Inc. ("Cornerstone"). Cornerstone is the resulting company of the merger between NCI and Ply Gem Building Products.

The peer group development criteria included:

•

Industry: Companies in the building products, construction materials, and mining industries

•

Company size: Approximately 0.4x to 3x times our annual revenues (primary factor), with market capitalization reviewed as a secondary factor

•

ISS: Companies considered by Institutional Shareholder Services ("ISS") to be the Company's compensation peers and used in ISS' annual report regarding the Company

•

Peers of Peers: Companies used in the peer groups of potential peer companies

•

Consistency: Companies contained in the peer group in the prior year

The approved peer group had annual revenues which ranged from approximately $890 million to $5 billion, with average / median annual revenue of approximately $2.4 billion and $1.9 billion, respectively. For our Fall 2019 total compensation study, our annual revenues were estimated at approximately $2.2 billion. The Independent Compensation Consultant developed size adjusted market values (regression analysis) for each position using our annual revenue.

The 50th percentile for total compensation is a key reference point for the Human Capital and Compensation Committee; however, the Human Capital and Compensation Committee also considers other factors, including, experience, performance and expected future contributions. For positions where peer company proxy data was not available, the Independent Compensation Consultant utilized published and private compensation survey sources.

PEER GROUP

• Armstrong World Industries, Inc. • Boise Cascade Company • Compass Minerals International, Inc. • CONSOL Energy Inc. • Cornerstone Building Brands, Inc. • Dycom Industries, Inc.	• Eagle Materials Inc. • Gibraltar Industries, Inc. • Granite Construction Inc. • Louisiana-Pacific Corp. • Martin Marietta Materials, Inc. • Masonite International Corporation	• Quanex Building Products Corp. • Simpson Manufacturing Company • US Concrete Inc. • Vulcan Materials Company

34 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

TIMING OF COMPENSATION DECISIONS

Pay recommendations for our executives, including the NEOs, are typically made by the Human Capital and Compensation Committee at its first scheduled meeting of the fiscal year, typically held in February around the same time we report our fourth quarter and year-end financial results for the preceding fiscal year and provide our financial guidance for the upcoming year (the "first meeting"). This timing allows the Human Capital and Compensation Committee to have a complete financial performance picture prior to making compensation decisions.

Decisions with respect to prior year performance, as well as annual equity awards, base salary increases and target performance levels for the current year are typically made at the first meeting. Any equity awards recommended by the Human Capital and Compensation Committee at this meeting are reviewed by the Board and, if approved, are dated on the date approved by the Board either at a subsequent board meeting or via written consent. As such, the Human Capital and Compensation Committee does not time the grants of equity incentives to the release of material non-public information.

The exceptions are grants to executives who are promoted or hired from outside the Company during the year, and discretionary grants made throughout the year for retention and extraordinary purposes. These executives may receive compensation changes or equity grants effective or dated, as applicable, as of the date of their promotion, hiring date, or other Board approval date.

DETERMINATION OF CHIEF EXECUTIVE OFFICER COMPENSATION

At the first meeting, in executive session without the Chief Executive Officer present, the Human Capital and Compensation Committee also reviews and evaluates Chief Executive Officer performance, and determines performance achievement levels, for the prior fiscal year. The Human Capital and Compensation Committee also reviews competitive compensation data from the peer group companies. The Human Capital and Compensation Committee typically approves, or presents, pay recommendations for the Chief Executive Officer to the Board, excluding the Chief Executive Officer, for approval. If applicable, during executive session, the Board conducts its own review and evaluation of the Chief Executive Officer's performance taking into consideration the recommendations of the Human Capital and Compensation Committee.

EQUITY PLAN

The Company maintains the Omnibus Incentive Plan which allows for grants of equity-based awards in the form of stock options, stock appreciation rights, restricted stock and RSUs, performance units, undivided fractional limited partnership interests in Summit Holdings and other stock-based awards. Pursuant to Proposal 4, the Company is requesting that its stockholders adopt and approve an amendment to the Omnibus Incentive Plan to increase the number of shares authorized for issuance under the plan by 4,000,000 shares.

Governance of Executive Compensation

STOCK OWNERSHIP GUIDELINES

We have established stock ownership guidelines for our Chief Executive Officer, officers reporting to the Chief Executive Officer, and directors. The approved guidelines are as follows:

  •
  Chief Executive Officer: 6x base salary

  •
  Officers reporting to the Chief Executive Officer: 2.5x base salary

  •
  Directors: 4x annual cash retainer

Participants are expected to comply with the ownership requirements within five years of the later of (a) December 12, 2015 and (b) an appointment to a qualified position. Once the ownership requirements have been satisfied, future declines in share price will not affect compliance so long as the participant holds the number of equity interests he or she had at the time he or she achieved the expected ownership level. As of February 15, 2021, all of our executive officers have met or exceeded the ownership expectations under the guidelines. In addition, despite Ms. Noonan having until September 1, 2025 to comply with the ownership guidelines, as of February 15, 2021, she had holdings valued at nearly 5x of her base salary, in part due to an open market purchase of 66,000 shares of the Company's common stock.

The following components satisfy the ownership guidelines: Equity interests owned directly or indirectly (e.g., by or with a spouse or held in trust for the individual or one or more family members of the individual), equity interests, including limited partnership interests (the "LP Units") and unvested RSUs, held in qualified or nonqualified savings, profit sharing, or deferred compensation accounts, value of in-the-money spread of shares underlying vested but unexercised stock options and value of in-the-money spread of shares underlying vested but unexercised warrants. At least annually, the Human Capital and Compensation Committee monitors participants' compliance with these guidelines.

2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 35

INCENTIVE COMPENSATION RECOUPMENT ("INCENTIVE CLAWBACK") POLICIES

Our Board adopted a Policy for Clawback of Incentive Compensation (the "Policy") because it believes that it is in the best interests of the Company and its stockholders to create and maintain a culture that emphasizes integrity and accountability and that reinforces the Company's pay-for-performance compensation philosophy. This policy applies to any current and former "officer" of the Company, as such term is defined under Rule 16a-1(f) of the Exchange Act (the "Covered Executives"). The Policy applies to annual cash bonuses and equity incentive compensation ("Incentive Compensation"). Under the Policy, if the Company is required to prepare an accounting restatement of the reported financial results of the Company or any of its segments due to (a) the material non-compliance of the Company with any financial reporting requirement (unless due to a change in accounting policy or applicable law) and (b) intentional misconduct by a Covered Executive, then the Human Capital and Compensation Committee may require any Covered Executive to repay to the Company any "Excess Compensation." Excess Compensation means that part of the Incentive Compensation received by a Covered Executive during the one-year period preceding the publication of the restated financial statement that the Committee determines was in excess of the amount that such Covered Executive would have received had such Incentive Compensation been calculated based on the financial results reported in the restated financial statement.

In addition, each of the RSU, stock option and performance unit award agreements under the Omnibus Incentive Plan generally provides that if a restrictive covenant violation occurs or the Company discovers after a termination of employment or services that grounds existed for "cause" (as defined in the Omnibus Incentive Plan) at the time thereof, then the participant shall be required, in addition to any other remedy available (on a non-exclusive basis), to pay to the Company, within ten business days of the Company's request to the participant therefor, an amount equal to the aggregate after-tax proceeds (taking into account all amounts of tax that would be recoverable upon a claim of loss for payment of such proceeds in the year of repayment) the participant received upon the sale or other disposition of, or distributions in respect of, the equity award thereunder and any shares issued in respect thereof (minus, in the case of options, the aggregate cost (if any) of the shares). Without limiting the foregoing, all awards are subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law. Our policy will be updated to comply with the SEC's final regulations as part of the Dodd-Frank Act.

Compensation Risk Assessment

Our governance policies and compensation structure are not reasonably likely to have a material adverse effect on the Company. The Independent Compensation Consultant and management delivered a compensation risk assessment report to the Human Capital and Compensation Committee in 2020. The following features of our program mitigate risk:

The Human Capital and Compensation Committee consults with the Independent Compensation Consultant to assist with annual compensation decisions

The Human Capital and Compensation Committee approves the annual incentive plan's financial goals at the start of the fiscal year, and approves the performance achievement level and final payments earned at the end of the fiscal year

The Human Capital and Compensation Committee benchmarks total compensation opportunity for executive positions using multiple survey sources and has discretion over payout calculations and oversight of compensation plans for our executives
We utilize a mix of cash and equity variable incentive programs, with a balanced mix of RSUs and performance units, which are subject to multi-year vesting
Our performance units payout opportunities are capped at 200% of the target total opportunity
We utilize competitive change-in-control severance programs to help ensure executives continue to work towards our stockholders' best interests in light of potential employment uncertainty
Executive officers are subject to minimum stock ownership guidelines
Incentive clawback policies that permit the Company to recoup annual cash bonuses and equity incentive compensation paid on the basis of financial results that are subsequently restated

36 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Compensation Tables

Summary Compensation Table

The following table sets forth the compensation of our NEOs for the fiscal years ended 2020, 2019 and 2018, and their respective titles as of January 2, 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

Anne P. Noonan President and Chief Executive Officer, Director	2020	418,931	100,000	2,660,726	—	665,480	132,583	3,977,720

Brian J. Harris	2020	601,000	—	1,289,485	—	599,159	16,364	2,506,008

Executive Vice President,	2019	583,495	—	1,272,672	—	442,982	15,964	2,315,113

Chief Financial Officer	2018	566,500	—	1,521,907	—	—	13,694	2,102,101

Michael J. Brady	2020	530,450	—	989,689	—	400,781	14,527	1,935,447

Executive Vice President,	2019	515,000	—	905,861	—	310,313	14,748	1,745,922

Chief Business Development Officer	2018	500,000	—	769,241	—	—	13,292	1,282,533

Anne Lee Benedict	2020	450,000	—	839,582	—	331,898	13,498	1,634,978

Executive Vice President, Chief	2019	425,887	—	749,131	—	259,685	13,073	1,447,776
Legal Officer, and Secretary

Thomas W. Hill(5)	2020	900,000	—	5,672,018	—	1,659,150	31,729	8,262,897

Former President and Chief	2019	900,000	—	4,559,198	—	1,328,738	24,493	6,812,429

Executive Officer, Former Director	2018	900,000	—	3,750,312	—	—	23,693	4,674,005

(1)
The amount reported in the Bonus column for 2020 reflects the one-time cash sign-on bonus of $100,000 paid to Ms. Noonan pursuant to her offer letter.

(2)
The amounts reported in the Stock Awards column for 2020 reflect the aggregate grant date fair value of stock awards granted in fiscal 2020, calculated in accordance with ASC 718, utilizing the assumptions discussed in Note 13, Stock-Based Compensation, to our audited consolidated financial statements included in the 2020 Annual Report. The fiscal 2020 awards consist of time-vesting RSUs and performance units. As the performance units vest according to Relative TSR, they are subject to market conditions, and not performance conditions, as defined under ASC 718, and therefore have no maximum grant date fair values that differ from the grant date fair values presented in the table.

(3)
Reflects non-equity incentive plan compensation awards for services rendered during the fiscal year presented. For more information, see "Compensation Discussion and Analysis—Compensation Elements—Annual Cash Incentives."

(4)
All Other Compensation includes the following items for 2020: (a) amounts contributed by Summit LLC under the Summit Materials, LLC Retirement Plan, and (b) payments for term life and/or disability insurance and (c) a one-time $200 stipend paid to all employees for working from home. Amounts contributed to the Summit Materials, LLC Retirement Plan are matching contributions up to 4% of eligible compensation subject to IRS limits. In 2020, Messrs. Harris, Brady, and Hill and Ms. Benedict each received matching contribution of $11,400, and Ms. Noonan received a matching contribution of $6,000. Matching contributions are immediately vested. For more information, see "Compensation Discussion and Analysis—Compensation Elements—Retirement, Perquisites, and Other Benefits." Payments for term life and/or disability insurance in 2020 were as follows: Ms. Noonan, $581; Mr. Harris, $3,564; Mr. Brady, $2,927; Ms. Benedict, $698; and Mr. Hill, $12,343. The amount reported for Ms. Noonan also includes moving expenses and a gross up of taxable moving expenses of $126,002. The amount reported for Mr. Hill also includes moving expenses of $7,986. The amount reported for Messrs. Harris and Brady and Ms. Benedict also includes matching contributions of $1,200 each for contributions under the HSA employer health care benefits.

(5)
On September 1 , 2020, Mr. Hill resigned from his role as President and Chief Executive Officer and as a member of the Board of the Company. From September 1 , 2020 until December 31, 2020, Mr. Hill was employed as a Senior Advisor of the Company to assist in the transition of his role to Ms. Noonan. Since December 31, 2020, he has served as a consultant to the Company. See "Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table—Transition Agreement" for more information.

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2020 Grants of Plan-Based Awards

The following table provides supplemental information relating to grants of plan-based awards to help explain information provided above in our Summary Compensation Table.

									All Other Stock Awards: Number of Shares of Stock or Units (#)(3)
			Estimated Possible Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)				Grant Date Fair Value of Stock Awards ($)(4)
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Anne P. Noonan	Annual Cash Incentive	—	13,875	1,156,250	2,139,063	—	—	—	—	—

	Performance Units	7/20/2020	—	—	—	34,762	69,523	139,046	—	1,539,239

	RSUs	7/20/2020	—	—	—	—	—	—	63,866	1,121,487

Brian J. Harris	Annual Cash Incentive	—	5,409	450,750	833,888	—	—	—	—	—

	Performance Units	2/28/2020	—	—	—	9,953	19,905	39,810	—	479,910

	RSUs	2/28/2020	—	—	—	—	—	—	19,905	388,944

	RSUs	7/30/2020	—	—	—	—	—	—	26,656	420,632

Michael J. Brady	Annual Cash Incentive	—	3,819	318,270	588,800	—	—	—	—	—

	Performance Units	2/28/2020	—	—	—	7,084	14,168	28,336	—	341,590

	RSUs	2/28/2020	—	—	—	—	—	—	14,168	276,843

	RSUs	7/30/2020	—	—	—	—	—	—	23,527	371,256

Anne Lee Benedict	Annual Cash Incentive	—	3,158	263,198	486,917	—	—	—	—	—

	Performance Units	2/28/2020	—	—	—	6,010	12,019	24,038	—	289,778

	RSUs	2/28/2020	—	—	—	—	—	—	12,019	234,851

	RSUs	7/30/2020	—	—	—	—	—	—	19,959	314,953

Thomas W. Hill	Annual Cash Incentive	—	16,200	1,350,000	2,497,500	—	—	—	—	—

	Performance Units	2/28/2020	—	—	—	34,616	69,231	138,462	—	1,669,159

	RSUs	2/28/2020	—	—	—	—	—	—	69,231	1,352,774

	RSUs	7/20/2020	—	—	—	—	—	—	150,916	2,650,085

(1)
Reflects the possible payouts of cash incentive compensation under the Non-Equity Incentive Plan. Amounts reported in the "Threshold" column assume that there is no payout under the EBITDA, operating cash flow, or personal objectives components of the annual cash incentive program and that each NEO only earns the minimum payout for the one safety metric that has been assigned the lowest weighting. The actual amounts paid are described in the "Non-Equity Incentive Plan Compensation" column of the "Summary Compensation Table."

(2)
Reflects the performance units granted in 2020, which have a three-year performance period ending December 31, 2022, and vest based on Relative TSR and ROIC performance. Threshold assumes that 50% of the total performance units awarded vest and maximum assumes that 200% of the total performance units awarded vest.

(3)
Reflects the RSUs granted in 2020.

(4)
Represents the grant date fair value of the performance units and RSUs granted in 2020 with respect to the NEOs. The assumptions applied in determining the fair value of the awards are discussed in Note 13, Stock-Based Compensation, to our audited consolidated financial statements included in the 2020 Annual Report.

38 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Arrangements

Ms. Noonan and Mr. Brady each have signed offers of employment, and Ms. Lee Benedict had an employment agreement and Mr. Harris has an employment agreement. Their employment agreements and offers of employment provide for base salary subject to annual adjustment by the Board, an annual incentive award, participation in Company-sponsored broad-based and executive benefit plans and such other compensation as may be approved by the Board. In connection with implementing the Executive Severance Plan (the "Severance Plan"), Ms. Lee Benedict and Mr. Harris waived the provisions in their employment agreements that would have applied under the conditions set forth in the Severance Plan, other than any provisions in their employment agreements which were intended to survive the termination of such employment agreements.

Pursuant to Ms. Noonan's offer letter, the number of RSUs awarded to Ms. Noonan for 2020 were prorated at 75% of the aggregate target grant date value, and her annual incentive award was prorated based on the number of days she was employed by the Company in 2020. In addition, Ms. Noonan's offer letter provided that Ms. Noonan would receive a one-time cash sign-on bonus of $100,000 that is subject to recoupment upon termination by the Company for cause or resignation by Ms. Noonan other than as a result of a constructive termination within twelve months of July 20, 2020. In connection with Ms. Noonan's move to Denver, Colorado, the Company provided relocation benefits under the Company's relocation assistance programs, including reimbursement for costs associated with terminating the lease of Ms. Noonan's current primary residence and payment of certain costs in connection with moving and temporary housing.

Transition Agreement

On July 21, 2020, the Company announced that Mr. Hill would step down from his role as the Company's President and Chief Executive Officer and as a member of the Board effective September 1, 2020 (the "Transition Date").

In connection with the Company's succession planning, the Company and Mr. Hill entered into a Transition and Consulting Agreement on July 20, 2020. Mr. Hill continued to serve as the President and Chief Executive Officer of the Company, as well as a member of the Board, until the Transition Date. Following the Transition Date, he was employed through December 31, 2020 as a Senior Advisor of the Company to assist in the transition of his role to Ms. Noonan and to provide strategic advice as requested from time to time by Ms. Noonan. Since December 31, 2020, he has served as a consultant to the Company and will continue in this role through July 20, 2023 (the "Consulting Period"). During the Consulting Period, the Company expects to utilize Mr. Hill's extensive industry experience, relationships, insight and expertise. In addition, as the Company's founder, Mr. Hill brings a unique perspective regarding the Company and its business that is extremely valuable.

From July 20, 2020 through December 31, 2020, Mr. Hill continued to receive his then current annual base salary and remained eligible to earn an annual cash bonus at his then current rate for fiscal year 2020. Mr. Hill continued as an employee of the Company to help successfully transition the role of Chief Executive Officer to Ms. Noonan.

In addition, the Company granted a Transition Equity Award to Mr. Hill consisting of time-vesting restricted stock units with a target grant date value of $2,500,000. The Transition Equity Award vests in equal installments of one-third of the Transition Equity Award on each of the first, second and third anniversaries of July 20, 2020, subject to Mr. Hill's continued service and compliance with specified provisions of the Transition and Consulting Agreement (the "Transition Equity Award Vesting Conditions"). This award is in consideration for Mr. Hill's provision of the consulting services described above and to ensure Mr. Hill's compliance with the restrictive covenants described below. Upon (i) Mr. Hill's breach of any of the Transition Equity Award Vesting Conditions at any time (which included continuing his employment through December 31, 2020 and his service as a consultant during the Consulting Period), or (ii) the termination of Mr. Hill's employment for "cause" (as defined in the Transition and Consulting Agreement) prior to December 31, 2020, Mr. Hill will forfeit the unvested portion of the Transition Equity Award in exchange for no consideration, and the Company will also have the right to recoup any of the shares issued to Mr. Hill in connection with the vesting of any portion of his Transition Equity Award. Upon Mr. Hill's death or if his employment or services are terminated by the Company due to his "disability" (as defined in the Transition and Consulting Agreement), then 100% of the Transition Equity Award will vest.

Mr. Hill's consulting services under the Transition and Consulting Agreement may be terminated by either party at any time and for any or no reason. In addition, Mr. Hill's employment under the Transition and Consulting Agreement was terminable by either party at any time and for any or no reason. If Mr. Hill's employment had been terminated prior to December 31, 2020, he would have been eligible to receive benefits upon a qualifying termination of employment as provided for under the Executive Severance Plan. Since Mr. Hill's employment with the Company was not terminated prior to December 31, 2020, he received the

2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 39

payments and benefits set forth in the Transition and Consulting Agreement upon ceasing to be an employee on December 31, 2020. Specifically, the portion of the Transition Equity Award that was unvested as of December 31, 2020 continues to vest subject to the vesting conditions described above. As a result of Mr. Hill's execution and non-revocation of a release of claims and subject to his compliance with the non-competition, non-solicitation, non-disclosure, intellectual property and non-disparagement covenants set forth in the Transition and Consulting Agreement (the "Severance Conditions"), Mr. Hill will receive the following payments, which are consistent with the severance benefits he would otherwise be entitled to receive under the Executive Severance Plan: (i) cash payments at a rate of $900,000 per year, which will be paid in accordance with the customary payroll practices of the Company in equal installments no less frequently than monthly for a period of 30 months following December 31, 2020 (the "Cash Severance"); and (ii) a cash payment in an amount equal to the total amount of the monthly COBRA insurance premiums for participation in the group health plans in which Mr. Hill participated as of December 31, 2020, payable to Mr. Hill for a period of 30 months in accordance with the Company's payroll practices (the "COBRA Benefits" and together with the Cash Severance, the "Severance Benefits"). If Mr. Hill breaches any of the Severance Conditions, he will no longer be entitled to receive the remaining portion(s) of the Severance Benefits and will automatically forfeit the remaining portion(s) of the Severance Benefits in exchange for no consideration. Upon termination of Mr. Hill's engagement with the Company and its affiliates during the Consulting Period for either disability or death, then Mr. Hill or his beneficiary (or, if none, his estate) will be entitled to receive all unpaid payments and benefits that otherwise would be due to Mr. Hill had he survived or had the consulting services not been terminated due to his disability.

Pre-IPO Long-Term Incentive Awards (Value From Modifications to Eliminate Misalignment Post-IPO)

Prior to the Company's initial public offering ("IPO") in March 2015, the equity-based long-term incentive program consisted of Class D interests. In connection with the Company's IPO in March 2015, the limited partnership agreement of Summit Holdings was amended and restated to, among other things, modify its capital structure by creating LP Units (the "Reclassification"). Immediately following the Reclassification, the LP Units were reclassified from previously issued Class A-1, Class B-1, Class C, Class D-1 and Class D-2 interests.

In addition, in substitution for part of the economic benefit of the Class C and Class D interests that was not reflected in the conversion of such interests to LP Units, warrants were issued to holders of Class C interests to purchase shares of Class A Common Stock, and options were issued to holders of Class D interests to purchase shares of Class A Common Stock ("Leverage Restoration Options") under the Omnibus Incentive Plan.

All outstanding equity grants associated with the Reclassification and subsequent modifications are summarized in the table titled "Outstanding Equity Awards at 2020 Fiscal Year-End."

40 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Outstanding Equity Awards at 2020 Fiscal Year-End

A summary of the outstanding equity awards for each NEO as of January 2, 2021 is as follows in the below table.

	Option Awards					Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date(1)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Anne P. Noonan	7/20/2020	—	—	—	—	—	63,866(3)	1,282,429	—	—

	7/20/2020	—	—	—	—	—	—	—	69,523(4)	1,396,022

Brian J. Harris	2/28/2017	19,216(5)	—	—	23.89	2/28/2027	—	—	—	—

	2/28/2018	—	—	—	—	—	4,676(3)	93,894	—	—

	2/28/2019	—	—	—	—	—	19,640(3)	394,371	—	—

	2/28/2019	—	—	—	—	—	—	—	58,920(7)	1,183,114

	2/28/2020	—	—	—	—	—	19,905(3)	399,692	—	—

	2/28/2020	—	—	—	—	—	—	—	14,929(4)	299,774

	7/30/2020	—	—	—	—	—	26,656(6)	535,252	—	—

Michael J. Brady	3/11/2015	407,072(8)	—	—	18.00	3/11/2025	—	—	—	—

	3/11/2015	6,852(9)	—	—	18.00	3/11/2025	—	—	—	—

	2/24/2016	13,498(5)	—	—	17.07	2/24/2026	—	—	—	—

	2/28/2017	9,580(5)	—	—	23.89	2/28/2027	—	—	—	—

	2/28/2018	—	—	—	—	—	3,328(3)	66,826	—	—

	2/28/2019	—	—	—	—	—	13,979(3)	280,698	—	—

	2/28/2019	—	—	—	—	—	—	—	41,938(7)	842,115

	2/28/2020	—	—	—	—	—	14,168(3)	284,493	—	—

	2/28/2020	—	—	—	—	—	—	—	10,626(4)	213,370

	7/30/2020	—	—	—	—	—	23,527(6)	472,422	—	—

Anne Lee Benedict	2/28/2017	8,962(5)	—	—	23.89	2/28/2027	—	—	—	—

	2/28/2018	—	—	—	—	—	2,752(3)	55,260	—	—

	2/28/2019	—	—	—	—	—	11,560(3)	232,125	—	—

	2/28/2019	—	—	—	—	—	—	—	34,682(7)	696,415

	2/28/2020	—	—	—	—	—	12,019(3)	241,342	—	—

	2/28/2020	—	—	—	—	—	—	—	9,014(4)	181,001

	7/30/2020	—	—	—	—	—	19,959(6)	400,777	—	—

Thomas W. Hill	3/11/2015	536,114(8)	—	—	18.00	3/11/2025	—	—	—	—

	3/11/2015	29,463(9)	—	—	18.00	3/11/2025	—	—	—	—

	2/24/2016	23,979(5)	—	—	17.07	2/24/2026	—	—	—	—

	2/28/2017	51,261(5)	—	—	23.89	2/28/2027	—	—	—	—

	2/28/2018	—	—	—	—	—	17,253(3)	346,440	—	—

	2/28/2019	—	—	—	—	—	70,358(3)	1,412,789	—	—

	2/28/2019	—	—	—	—	—	—	—	211,074(7)	4,238,366

	2/28/2020	—	—	—	—	—	69,231(3)	1,390,158	—	—

	2/28/2020	—	—	—	—	—	—	—	51,923(4)	1,042,614

	7/20/2020	—	—	—	—	—	150,916(3)	3,030,393	—	—

(1)
Reflects the expiration date of the Leverage Restoration Options and stock options which is ten years from the date of grant. The warrants expire on the tenth anniversary of the pricing of the Company's IPO. See "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Pre IPO Long-Term Incentive Awards" for a description of these equity awards.

(2)
Amounts reported are based on the closing price of our Class A Common Stock on December 31, 2020 ($20.08), the last trading day of the fiscal year.

(3)
Reflects RSUs which vest over three years in equal annual installments on the anniversary of the grant date.

(4)
Reflects performance units which vest according to Relative TSR and ROIC performance at the end of a three-year performance period. In the table above, the number and market value of units that vest based on Relative TSR and ROIC performance reflect threshold and target performance, respectively, because actual performance during the performance periods that have elapsed through January 2, 2021 were below threshold and below target performance, respectively. The actual numbers of shares that will be distributed with respect to the 2020 performance units are not yet determinable.

(5)
Reflects stock options which vest over three years in equal annual installments on the anniversary of the grant date.

(6)
Reflects RSUs which vest over two years in equal annual installments on the anniversary of the grant date.

(7)
Reflects performance units which vest according to Relative TSR at the end of a three-year performance period. In the table above, the number and market value of units that vest based on Relative TSR reflect maximum performance, because actual performance during the performance periods that have elapsed through January 2, 2021 were above target performance. The actual numbers of shares that will be distributed with respect to the 2019 performance units are not yet determinable.

(8)
Reflects Leverage Restoration Options that vested over four years at a rate of 25% of the award on each of the first four anniversaries of the Reclassification, subject to the employee's continued employment through the applicable vesting date.

(9)
Reflects warrants issued in connection with the Reclassification as described in "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Pre-IPO Long-Term Incentive Awards (Value From Modifications to Eliminate Misalignment Post-IPO)." The warrants became exercisable on March 17, 2016.

2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 41

2020 Option Exercises and Stock Vested

The following table provides information regarding the amounts recognized by our NEOs upon the vesting of stock awards during 2020. Our NEOs did not exercise any stock options during 2020.

	Stock Awards

Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)

Anne P. Noonan	—	—

Brian J. Harris	26,147	510,912

Michael J. Brady	16,127	315,122

Anne Lee Benedict	13,966	272,896

Thomas W. Hill	83,512	1,631,824

(1)
Represents time-vesting RSUs and performance units.

(2)
The value realized on vesting is based on the closing market price of our Class A common stock on the applicable vesting date.

2020 Non-Qualified Deferred Compensation

The following table provides information regarding contributions, earnings and balances for our NEOs with respect to our DCP, the only defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(3) ($)

Brian J. Harris	$300,500	—	$310,947	—	$1,873,700

Thomas W. Hill	—	—	$128,489	—	$801,189

(1)
These amounts are also reported in the "Salary" column for 2020 in the "Summary Compensation Table."

(2)
Amounts in this column are not reported as compensation for fiscal 2020 in the "Summary Compensation Table" since they do not reflect above-market or preferential earnings.

(3)
Mr. Hill commenced participation in the DCP in fiscal 2017 and $255,096 was previously reported in the "Salary" column for 2018 with respect to Mr. Hill in the "Summary Compensation Table." Mr. Harris commenced participation in the DCP in fiscal 2016 and $283,250 was previously reported in the "Salary" column for 2018 in the "Summary Compensation Table."

Pursuant to the DCP, an eligible participant may elect to defer up to 50% of such participant's base salary compensation (in 5% increments) and up to 100% of such participant's designated discretionary bonus award compensation and annual incentive award compensation (in 5% increments). Deferral elections are generally made by participants prior to the close of the taxable year preceding the taxable year for which the applicable compensation is earned. The DCP also permits Company-provided credits to participants' accounts, but no such credits are currently being made. Participants are permitted to make individual investment elections that will determine the rate of return on their deferral amounts under the DCP and may change their investment elections at any time. Deferrals are only deemed to be invested in the investment options selected. Participants have no ownership interest in any of the funds as investment elections are used solely to measure the amounts of investment earnings or losses that will be credited or debited to the participants' accounts on the Company's books and records. Investment funds are valued each day that the NYSE is open for trading. Participant deferrals under the DCP and the earnings thereon are always 100% vested.

42 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

The table below shows the funds in which our NEOs invested during 2020, and their rate of return from January 1, 2020 through December 31, 2020.

Name of Investment Fund	Rate of Return %

Alger Capital Appreciation Z	42.08%

American Beacon Mid-Cap Value Instl	2.58%

American Century Real Estate R6	-8.01%

American Funds New World R6	25.30%

Columbia Dividend Income Y	7.91%

Fidelity Advisor International Discv Z	21.51%

JanusHenderson Triton N	28.66%

Pioneer Bond K	9.03%

T. Rowe Price New Era	-2.67%

Undiscovered Managers Behavioral Val R6	3.62%

Vanguard 500 Index Investor	18.37%

Vanguard Mid Cap Index Investor	18.24%

Vanguard Small Cap Index Fund	19.11%

Western Asset High Yield IS	6.55%

A DCP participant may elect, at the time of such participant's deferral elections, to receive benefit distributions upon (i) separation from service with the Company or (ii) following the earlier of (a) a specified date that occurs no earlier than at least three years from the end of the calendar year in which the deferred compensation is credited or (b) separation from service with the Company. Additionally, a DCP participant may elect, at the time of such participant's deferral elections, to receive benefit distributions in the form of (i) a single lump sum payment or (ii) for distributions following retirement, annual installments with an installment term of between two and 15 years. A participant may elect to change the benefit distribution date and/or form under certain circumstances specified in the DCP. In addition, in the event of certain unforeseeable emergencies, a participant may apply for immediate distribution in an amount necessary to satisfy such financial hardship and the tax liability attributable to such distribution. In the event of a participant's death or disability, the entire value of such participant's account will be distributed in a single lump sum.

Potential Payments Upon Termination or Change in Control

EXECUTIVE SEVERANCE PLAN

The Board, upon the recommendation of the Human Capital and Compensation Committee, adopted the Severance Plan in December 2017, which provides severance benefits to certain executive officers of the Company and its affiliates in the event that an eligible employee experiences a termination of employment by the Company without "cause" (and other than due to death or disability) or by the employee as a result of a "constructive termination" (as such terms are defined in the Severance Plan) (each, a "Qualifying Termination"). In the event that a Qualifying Termination occurs during the two-year period beginning on the date of a change in control (each such termination, a "Qualifying Change in Control Termination"), the Severance Plan provides enhanced severance benefits. In connection with implementing the Severance Plan, all participants in the Severance Plan waived the provisions of any applicable employment agreement that would have applied under the conditions set forth under the Severance Plan, other than any provisions in such employment agreements which were intended to survive the termination of such employment agreement.

Each participant in the Severance Plan (a "Participant") is designated as a Tier 1 Participant or Tier 2 Participant. Tier 1 Participants are limited to the Chief Executive Officer. Tier 2 Participants are limited to Executive Vice Presidents. Accordingly, Ms. Noonan is a Tier 1 Participant and Messrs. Harris and Brady are each Tier 2 Participants and Ms. Lee Benedict was a Tier 2 Participant.

In the event of a Qualifying Termination, Participants are provided with the following payments and benefits:

  •
  a pro-rata payment representing the amount otherwise payable under the annual bonus program for the fiscal year in which termination of the Participant's employment occurs, based on actual performance and payable concurrently with cash bonus payments to other employees (but in all events on or about March 15 of the immediately following fiscal year) (a "Pro-Rata Bonus"), and to the extent not previously paid, the amount otherwise payable under the annual

2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 43

    bonus program for the immediately preceding fiscal year, payable concurrently with cash bonus payments to other employees (a "Prior Year Bonus");

  •
  a cash payment (i) for a Tier 1 Participant, of 2.5 times the Participant's annual base salary, payable over a period of 30 months, and (ii) for a Tier 2 Participant, of 2 times the Participant's annual base salary, payable over a period of 24 months; and

  •
  a cash payment, payable monthly in accordance with the Company's payroll practices, (i) for a Tier 1 Participant, for up to 30 months, and (ii) for a Tier 2 Participant, for up to 24 months, in each case in an amount equal to the total amount of the monthly COBRA insurance premiums for participation in the life, health, dental and disability benefit programs of the Company in which the Participant participated as of the date of termination (the "COBRA Benefits").

In the event of a Qualifying Change in Control Termination, Participants are provided with the following payments and benefits:

  •
  a Pro-Rata Bonus, and, if applicable, a Prior Year Bonus;

  •
  a cash payment of (i) for a Tier 1 Participant, 2.5 times the sum of the Participant's annual base salary and target annual bonus, and (ii) for a Tier 2 Participant, 2 times the sum of the Participant's annual base salary and target annual bonus, in each case of (i) and (ii), payable in a lump sum no later than the 60th day following the date of termination; and

  •
  the COBRA Benefits.

The payments and benefits provided under the Severance Plan are subject to each Participant's execution and delivery of a release of claims and each Participant's compliance with non-competition, non-disparagement, non-solicitation and confidentiality covenants applicable pursuant to each Participant's Participation Notice and Agreement under the Severance Plan. The non-disparagement and confidentiality covenants each have an indefinite term and the non-competition and non-solicitation covenants each have a term of 12 months following the Participant's date of termination (18 months for Mr. Hill and 24 months for Ms. Noonan). Additionally, the Severance Plan provides that if a Participant is subject to an excise tax under Section 4999 of the Code, then the payments and benefits the Participant receives may be reduced so that the excise tax does not apply; however, such reduction will only occur if it results in the receipt of a greater after-tax severance than would otherwise be provided.

RESIGNATION OF THOMAS W. HILL

On September 1 , 2020, Mr. Hill resigned from his role as President and Chief Executive Officer and as a member of the Board of the Company. From September 1 , 2020 until December 31, 2020, Mr. Hill was employed as a Senior Advisor of the Company to assist in the transition of his role to Ms. Noonan. Since December 31, 2020, he has served as a consultant to the Company. See "Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table—Transition Agreement" for more information.

44 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Treatment of Long-Term Incentive Awards Upon Termination or Change in Control

Each of the RSUs and performance units granted in 2020 is subject to restrictive covenants related to post-employment (i) employee, client and consultant non-solicitation and (ii) non-competition, in each case for 12 months following any termination of employment and indefinite covenants covering confidentiality and non-disparagement (participant only). Further, the equity awards and all proceeds therefrom are generally subject to the Company's incentive clawback policies, as in effect from time to time, to the extent the participant is a director or "officer" as defined under Rule 16a-1(f) of the Exchange Act. Additional provisions regarding the treatment of the equity awards upon a termination of employment are outlined in the table below.

Award Type	Termination or Change in Control Provisions

Stock Options

•

Death or Disability: Unvested portion will immediately vest; vested stock options remain exercisable for one year thereafter.(1)

•

Retirement(2): Unvested portion will continue to vest according to the original vesting schedule; vested stock options remain exercisable for five years after the later of (i) the termination date and (ii) the date the option becomes vested and exercisable.

•

Constructive Termination(3) / By the Company Without Cause: Prorated portion of the number of options that would otherwise vest on the next applicable vesting date will immediately vest(4); vested stock options remain exercisable for three months thereafter.

•

Change in Control: Accelerated only if (i) not continued, converted, assumed, or replaced by the Company or successor entity or (ii)  employment is terminated by the Company or successor entity without cause or by the participant as a result of a "constructive termination" during the two-year period following a change in control; vested stock options remain exercisable for three months thereafter.

•

By the Company For Cause / by Participant When Grounds for Cause Exist: Vested and unvested portions are forfeited.

RSUs

•

Death or Disability: Unvested portion will immediately vest.

•

Retirement: Unvested portion will continue to vest according to the original vesting schedule; provided, however, that with respect to the one-time RSU awards granted in 2020 to each of Messrs. Harris and Brady, and Ms. Lee Benedict, upon retirement no continued vesting will occur.

•

Constructive Termination / By the Company Without Cause: Prorated portion of the number of RSUs that would otherwise vest on the next applicable vesting date will immediately vest; provided, however, that with respect to the one-time RSU awards granted in 2020 to each of Messrs. Harris and Brady, and Ms. Lee Benedict, upon a constructive termination no pro rata vesting will occur.

•

Change in Control: Accelerated only if (i) not continued, converted, assumed, or replaced by the Company or successor entity or (ii) employment is terminated by the Company or successor entity without cause or by the participant as a result of a "constructive termination" during the two-year period following a change in control.

•

By the Company For Cause: Vested and unvested portions are forfeited.

Performance Units

•

Death or Disability(5): Prorated portion will vest at the end of the performance period, based on actual performance.

•

Retirement: Prorated portion will vest at the end of the performance period, based on actual performance.

•

Constructive Termination / By the Company Without Cause: Prorated portion will vest at the end of the performance period, based on actual performance.

•

Change in Control: (i) Full vesting at target only if not continued, converted, assumed, or replaced by the Company or successor entity and (ii) pro-rata vesting at target if employment is terminated by the Company or successor entity without cause or by the participant as a result of a "constructive termination" during the two-year period following a change in control.

•

By the Company For Cause: Vested and unvested portions are forfeited.

(1)
Stock options do not remain exercisable past the original expiration date. In addition, the exercisability period expires immediately upon the occurrence of a "restrictive covenant violation" (as defined in the award agreement).

(2)
"Retirement" is generally defined in the equity awards as termination of employment, other than for cause or while grounds for cause exist, and other than due to the participant's death or disability, following the date on which (i) the participant attains age 62 and (ii) the number of completed years of employment with the Company and its affiliates is at least five. For stock options and RSUs, continuation of vesting after termination of employment is subject to the non-occurrence of a "restrictive covenant violation."

2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 45

(3)
"Constructive termination" is generally defined in the equity awards as (i) having the meaning set forth in any employment agreement entered into by and between the participant and the Company or an affiliate, or (ii) if no such agreement exists, any of the following, without the participant's prior written consent: (a) a material reduction in base salary or, to the extent applicable, target bonus opportunity (other than in connection with an across-the-board reduction in compensation of similarly-situated employees of, on an individual-by-individual basis, less than 10%), (b) a material diminution of authority, duties, or responsibilities, (c) a relocation of the participant's primary place of business by more than 50 miles from its then-current location, or (d) any material breach by the Company of any written agreement relating to the participant's compensation (including any equity awards). "Constructive termination" provisions are limited to the Chief Executive Officer and his direct reports and other Section 16 officers.

(4)
Prorated based on the number of days in the applicable year or in the performance period, as applicable, that have elapsed prior to termination of employment.

(5)
Vesting of the prorated portion at the end of the performance period is subject to the non-occurrence of a "restrictive covenant violation," in the case of each applicable termination scenario.

TERMINATION BENEFITS TABLE

The following table describes the potential payments and benefits under the Company's Severance Plan and equity award agreements to which the NEOs (other than Mr. Hill, see "Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table—Transition Agreement") would have been entitled assuming an eligible termination of employment or change in control occurred on December 31, 2020, the last business day of fiscal 2020. A description of the provisions governing such payments under our agreements and any material conditions or obligations applicable to the receipt of payments are described above under "Executive Severance Plan" and "Treatment of Long-Term Incentive Awards Upon Termination or Change in Control."

The amounts shown in the table do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms or operation in favor of the NEOs. These include accrued but unpaid salary and distributions of vested plan balances under our 401(k) savings plans.

				Acceleration of Long-Term Incentive Awards

Named Executive Officer	Cash Severance Payment ($)(1)	Pro-rata Bonus ($)(2)	COBRA Benefit ($)(3)	RSUs ($)	Stock Options ($)(*)	Performance Units ($)(4)	Total ($)

Anne P. Noonan

Qualifying Termination	2,312,500	665,480	—	178,115	—	—	3,156,095

Qualifying Change in Control Termination	5,781,250	665,480	—	1,282,429	—	1,396,022	9,125,181

Change in Control	—	—	—	1,282,429	—	1,396,022	2,678,451

Termination Upon Death or Disability	—	—	—	1,282,429	—	—	1,282,429

Brian J. Harris

Qualifying Termination	1,202,000	599,159	$31,467	465,103	—	—	2,150,326

Qualifying Change in Control Termination	2,103,500	599,159	$31,467	1,423,210	—	1,272,911	5,282,844

Change in Control	—	—	—	1,423,210	—	1,272,911	2,696,121

Termination Upon Death or Disability	—	—	—	1,423,210	—	—	1,423,210

Michael J. Brady

Qualifying Termination	1,060,900	400,781	$56,763	350,093	—	—	1,784,265

Qualifying Change in Control Termination	1,697,440	400,781	$56,763	1,104,440	—	906,030	4,081,182

Change in Control	—	—	—	1,104,440	—	906,030	2,010,470

Termination Upon Death or Disability	—	—	—	1,104,440	—	—	1,104,440

Anne Lee Benedict

Qualifying Termination	900,000	331,898	$29,279	293,303	—	—	1,487,390

Qualifying Change in Control Termination	1,440,000	331,898	$29,279	929,503	—	755,329	3,418,919

Change in Control	—	—	—	929,503	—	755,329	1,684,832

Termination Upon Death or Disability	—	—	—	929,503	—	—	929,503

(*)
As of December 31, 2020, all outstanding stock options were fully vested.

(1)
In the event of a "constructive termination" or termination by the Company without "cause" (each term as defined in the Severance Plan), the cash severance payment includes the following:

•
Ms. Noonan—a cash payment of 2.5 times her annual base salary, payable over a period of 30 months.

•
Messrs. Harris and Brady and Ms. Lee Benedict—a cash payment of 2 times each NEO's annual base salary, payable over a period of 24 months.

46 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

  In the event of a constructive termination or termination by the Company without cause during the two-year period beginning on the date of a change in control of the Company, the cash severance payment includes the following:

  •
  Ms. Noonan—a cash payment payable in a lump sum no later than the 60th day following the date of termination equal to 2.5 times the sum of her annual base salary and target annual bonus for 2020.

  •
  Messrs. Harris and Brady and Ms. Lee Benedict—a cash payment payable in a lump sum no later than the 60th day following the date of termination equal to 2 times the sum of each NEOs annual base salary and target annual bonus for 2020.

(2)
Pro-rata bonus represents the amount otherwise payable under the annual bonus program for the fiscal year in which termination of the Participant's employment occurs, based on actual performance and payable concurrently with cash bonus payments to other employees (but in all events prior to March 15 of the immediately following fiscal year).

(3)
COBRA benefit represents a cash payment in an amount equal to the total amount of the monthly COBRA insurance premiums for participation in the life, health, dental and disability benefit programs of the Company in which the NEO participated as of the date of termination, payable monthly in accordance with the Company's payroll practices. The terms of these payments are the following:

•
Ms. Noonan—for up to 30 months.

•
Messrs. Harris and Brady and Ms. Lee Benedict—for up to 24 months.

(4)
In the event of a Qualifying Change in Control Termination or a Change in Control, the amount reported assumes performance units are not continued, converted, assumed, or replaced by the Company or successor entity and therefore reflects full vesting at target. In addition, the amount reported assumes that the Compensation Committee had not yet certified the performance of the performance units with a performance period of 2018—2020, which subsequently resulted in a payout equal to 0% of target.

Chief Executive Officer Pay Ratio

The Chief Executive Officer pay ratio figure below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act. To determine our median employee pay in 2020, we chose taxable wages as our consistently applied compensation measure in order to identify our median employee as of December 31, 2020. We calculated the median employee's annual total compensation for 2020 in accordance with the requirements of the Summary Compensation Table. For 2020, the median employee's annual total compensation was $49,455.

For the year ended January 2, 2021, the total compensation for our Chief Executive Officer, Ms. Noonan, was $3,977,720 as reported in the "Total" column of the Summary Compensation Table. Since Ms. Noonan was appointed Chief Executive Officer effective September 1, 2020, we annualized her Salary, Stock Awards, and Non-Equity Incentive Plan Compensation, as disclosed in the Summary Compensation Table, and added the disclosed values of her Bonus and All Other Compensation to arrive at a value of $5,677,538, used for the ratio of annual total compensation for our Chief Executive Officer to the annual total compensation for our median employee. We annualized Ms. Noonan's total compensation as follows:

Summary Compensation Table Components	Actual Value from Summary Compensation Table ($)	For Chief Executive Officer Pay Ratio: Annualized Values + One-Time Values ($)	Rationale

Salary	418,931	925,000	Annualized salary
Bonus	100,000	100,000	Not annualized; one-time cash sign-on bonus
Stock Awards	2,660,726	3,034,555	Annualized because the number of RSUs awarded to Ms. Noonan for 2020 were prorated at 75%
Non-Equity Incentive Plan Compensation	665,480	1,480,000	Annualized because Ms. Noonan's annual cash incentive was prorated based on the number of days Ms. Noonan was employed by the Company in 2020
All Other Compensation	132,583	137,983	Annualized to assume that the amount contributed to the Summit Materials, LLC Retirement Plan was increased from $6,000 to $11,400

Total Chief Executive Officer Pay	3,977,720	5,677,538

Accordingly, for 2020, the ratio of Chief Executive Officer pay to median employee pay was 115:1.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on such employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 47

OUR AUDITORS

ITEM 3
RATIFICATION OF APPOINTMENT OF
KPMG LLP

Under the rules and regulations of the SEC, the NYSE and the Public Company Accounting Oversight Board (the "PCAOB"), the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. In addition, the Audit Committee considers the independence of our independent registered public accounting firm and participates in the selection of the independent registered public accounting firm's lead engagement partner. The Audit Committee has appointed, and, as a matter of good corporate governance, is requesting ratification by our stockholders of the appointment of, the registered public accounting firm of KPMG to serve as independent registered public accounting firm for the fiscal year ending January 1, 2022. KPMG has served as our independent registered public accounting firm since 2012.

The Board and the Audit Committee believe that the continued retention of KPMG as the Company's independent registered public accounting firm is in the best interests of the Company and its stockholders. If stockholders do not ratify the selection of KPMG, the Audit Committee will evaluate the stockholder vote when considering the selection of a registered public accounting firm for the audit engagement for the 2021 fiscal year. In addition, even if stockholders ratify the selection of KPMG as independent registered public accounting firm, the Audit Committee may nevertheless periodically request proposals from the major registered public accounting firms and as a result of such process may select KPMG or another registered public accounting firm as our independent registered public accounting firm.

THE BOARD RECOMMENDS A VOTE "FOR" RATIFICATION
OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL
YEAR ENDING JANUARY 1, 2022.

48 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Representatives of KPMG are expected to attend the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions from stockholders.

Consistent with SEC and PCAOB requirements regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation for and overseeing the work of, the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to engagement of the independent registered public accounting firm for the next year's audit, management will submit to the Audit Committee for approval a list of services and related fees expected to be rendered during that year within each of the following four categories of services:

  •
  Audit services include audit work performed on the financial statements and internal control over financial reporting, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits and discussions surrounding the proper application of financial accounting and/or reporting standards.

  •
  Audit-Related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits and special procedures required to meet certain regulatory requirements.

  •
  Tax services include all services, except those services specifically related to the financial statements, performed by the independent registered public accounting firm's tax personnel, including tax analysis; assisting with coordination of execution of tax-related activities, primarily in the area of corporate development; supporting other tax-related regulatory requirements; tax planning; and tax compliance and reporting.

  •
  All Other services are those services not captured in the Audit, Audit-Related or Tax categories.

Prior to engagement, the Audit Committee pre-approves independent registered public accounting firm services within each category and the fees of each category are budgeted. The Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the services in the table below were pre-approved by the Audit Committee.

(in thousands)	2020	2019

Audit Fees(1)	$3,750	$4,046

Tax Fees	—	—

Audit-Related Fees	—	—

All Other Fees	—	—

Total	$3,750	$4,046

(1)
Represents the aggregate fees billed for professional services by KPMG for the audit of our financial statements, reviews of our quarterly financial statements and services associated with other SEC filings, including registration statements. Fees related to registration statements totaled $99,460 in 2020 and $98,130 in 2019.

2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 49

AUDIT COMMITTEE REPORT

The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements, and for the reporting process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Company's independent registered public accounting firm is engaged to audit and report on the conformity of the Company's financial statements to accounting principles generally accepted in the United States and the effectiveness of the Company's internal control over financial reporting.

In this context, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements for the year ended January 2, 2021 (the "Audited Financial Statements"), management's assessment of the effectiveness of the Company's internal control over financial reporting, and the independent registered public accounting firm's evaluation of the Company's system of internal control over financial reporting. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (the "PCAOB") Auditing Standard No. 1301, Communications with Audit Committees. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company's Annual Report on Form 10-K for the year ended January 2, 2021, for filing with the Securities and Exchange Commission.

The Audit Committee
John R. Murphy, Chair Joseph S. Cantie Anne K. Wade Susan A. Ellerbusch

50 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

OUR PROPOSED EQUITY PLANS

ITEM 4

APPROVAL AND ADOPTION OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S 2015 OMNIBUS INCENTIVE PLAN

The Summit Materials, Inc. 2015 Omnibus Incentive Plan (the "Omnibus Incentive Plan") was initially adopted by stockholders in connection with the initial public offering of Summit Materials, Inc. Stockholders are being asked to consider and approve a proposal to amend and restate the Omnibus Incentive Plan (as so amended and restated, the "Amended and Restated Omnibus Incentive Plan") in order to increase the number of shares of Class A common stock reserved for issuance under the Amended and Restated Omnibus Incentive Plan and to reflect certain other modifications to the Omnibus Incentive Plan, as further described below. The Amended and Restated Omnibus Incentive Plan, if approved, will permit us to continue to attract and retain key personnel and to provide a means whereby our directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) can acquire and maintain an equity interest in us, or be paid incentive compensation, including incentive compensation measured by reference to the value of our Class A common stock, thereby strengthening their commitment to our welfare and aligning their interests with those of our stockholders. When the Omnibus Incentive Plan was approved by the stockholders in connection with our initial public offering, we had reserved 13,500,000 shares for issuance of awards. The proposed Amended and Restated Omnibus Incentive Plan would reserve for issuance 4,000,000 additional shares to be available for future grants.

If approved by stockholders at the Annual Meeting, the proposed Amended and Restated Omnibus Incentive Plan would increase the number of shares available for issuance under the Omnibus Incentive Plan by 4,000,000 to a total of 8,339,824 (as of March 24, 2021).

Number of shares that will be authorized for future grant after stockholder approval of the amended and restated plan (i.e., includes the additional 4,000,000 proposed shares)(1)	8,339,824
Number of options outstanding at March 24, 2021	1,182,179
Number of full-value awards (restricted shares, restricted stock units, and target performance units) outstanding at March 24, 2021	1,915,671
Weighted average remaining term of outstanding options	4.3 years
Weighted average exercise price of outstanding options	$19.01

(1)    Based on shares available for future grants under the Omnibus Incentive Plan as of March 24, 2021. The number of shares available for future grants as of the effective date of the Amended and Restated Omnibus Incentive Plan will be reduced by the number of shares subject to awards granted between March 24, 2021 and the date of stockholder approval. Shares subject to awards that expire or are forfeited or otherwise become available for grant under the Omnibus Incentive Plan or the Amended and Restated Omnibus Incentive Plan will also be available for future grants under the Amended and Restated Omnibus Incentive Plan.

2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 51

Our Board believes that the additional number of shares requested to be reserved for equity-based awards under the Amended and Restated Omnibus Incentive Plan represents a reasonable amount of potential equity dilution and will allow us to continue to grant equity-based awards, which are an important component of our overall compensation program. Furthermore, the number of shares available under the Omnibus Incentive Plan has not been increased since the Company completed its IPO in 2015. Based on our historical equity grant practices, we believe that increasing the share reserve under the Amended and Restated Omnibus Incentive Plan by 4,000,000 shares will enable us to make equity grants at appropriate levels for approximately the next six years.

Our Board has approved the adoption of the Amended and Restated Omnibus Incentive Plan and, if the Amended and Restated Omnibus Incentive Plan is approved by stockholders at the Annual Meeting, it will become immediately effective as of the date of the Annual Meeting. If stockholders do not approve the Amended and Restated Omnibus Incentive Plan, the Omnibus Incentive Plan will continue as currently in effect.

For a discussion of the Amended and Restated Omnibus Incentive Plan, see "Amended and Restated Summit Materials, Inc. 2015 Omnibus Incentive Plan" below. Because this is only a summary, it does not contain all of the information about the Amended and Restated Omnibus Incentive Plan that may be important to you and is qualified in its entirety by the full text of the Amended and Restated Omnibus Incentive Plan as set forth in Annex B hereto.

Our Board recommends that stockholders vote for the approval and adoption of the Amended and Restated Omnibus Incentive Plan.

Amended and Restated Summit Materials, Inc. 2015 Omnibus Incentive Plan

Administration

The Amended and Restated Omnibus Incentive Plan will be administered by the Human Capital and Compensation Committee or such other committee of our Board to which it has delegated power, or if no such committee or subcommittee thereof exists, the Board (as applicable, the "Committee"). The Committee has the sole and complete authority to designate participants and establish the types, terms and conditions of any award consistent with the provisions of the Amended and Restated Omnibus Incentive Plan. The Committee is authorized to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Amended and Restated Omnibus Incentive Plan and any instrument or agreement relating to, or any award granted under, the Amended and Restated Omnibus Incentive Plan; establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee deems appropriate for the proper administration of the Amended and Restated Omnibus Incentive Plan; and to make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Amended and Restated Omnibus Incentive Plan. Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it in accordance with the terms of the Amended and Restated Omnibus Incentive Plan. Any such allocation or delegation may be revoked by the Committee at any time. Unless otherwise expressly provided in the Amended and Restated Omnibus Incentive Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Amended and Restated Omnibus Incentive Plan or any award or any documents evidencing awards granted pursuant to the Amended and Restated Omnibus Incentive Plan are within the sole discretion of the Committee, may be made at any time and are final, conclusive and binding upon all persons or entities, including, without limitation, us, any participant, any holder or beneficiary of any award, and any of our stockholders.

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Shares Subject to the Amended and Restated Omnibus Incentive Plan

The Amended and Restated Omnibus Incentive Plan provides that the total number of shares of Class A common stock that may be issued under the Omnibus Incentive Plan is 17,500,000. As of March 24, 2021, 9,160,176 shares had been issued under the Omnibus Incentive Plan. Of the total number, the maximum number of shares of Class A common stock for which incentive stock options may be granted is 17,500,000; and the maximum number of shares of Class A common stock granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, shall not exceed $1.0 million in total value. Except for substitute awards (as described below), in the event any award is canceled, forfeited, or terminated without the issuance of the number of shares subject to such award or cash or other property in lieu thereof, the unissued shares may again be granted under the Amended and Restated Omnibus Incentive Plan. The issuance of shares or the payment of cash upon the exercise of, or in consideration of the cancellation or termination of, an award, and any shares not issued or withheld from payment to satisfy the exercise price, strike price or tax obligations, will reduce the total number of shares available under the Amended and Restated Omnibus Incentive Plan. Awards may, in the sole discretion of the Committee, be granted in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by us or with which we combine (referred to as "substitute awards"), and such substitute awards shall not be counted against the total number of shares that may be issued under the Amended and Restated Omnibus Incentive Plan, except that substitute awards intended to qualify as "incentive stock options" shall count against the limit on incentive stock options described above. No award may be granted under the Amended and Restated Omnibus Incentive Plan after the tenth anniversary of the effective date of the Omnibus Incentive Plan prior to the amendment and restatement (i.e., March 11, 2015), but awards theretofore granted may extend beyond that date.

Options

The Committee may grant non-qualified stock options and incentive stock options under the Amended and Restated Omnibus Incentive Plan, with terms and conditions determined by the Committee that are not inconsistent with the Amended and Restated Omnibus Incentive Plan; provided that all stock options granted under the Amended and Restated Omnibus Incentive Plan are required to have a per share exercise price that is not less than 100% of the fair market value of our Class A common stock underlying such stock options on the date such stock options are granted (other than in the case of options that are substitute awards), and all stock options that are intended to qualify as incentive stock options must be granted pursuant to an award agreement expressly stating that the options are intended to qualify as incentive stock options, and will be subject to the terms and conditions that comply with the rules as may be prescribed by Section 422 of the Code. The maximum term for stock options granted under the Amended and Restated Omnibus Incentive Plan will be ten years from the initial date of grant, or with respect to any stock options intended to qualify as incentive stock options, such shorter period as prescribed by Section 422 of the Code. However, if a non-qualified stock option would expire at a time when trading of shares of Class A common stock is prohibited by our insider trading policy (or "blackout period" imposed by us), the term will automatically be extended to the 30th day following the end of such period. The purchase price for the Class A common stock as to which a stock option is exercised may be paid to us, to the extent permitted by law (1) in cash or its equivalent at the time the stock option is exercised, (2) in Class A common stock having a fair market value equal to the aggregate exercise price for the shares being purchased and satisfying any requirements that may be imposed by the Committee, or (3) by such other method as the Committee may permit in its sole discretion, including without limitation (A) in other property having a fair market value on the date of exercise equal to the purchase price, (B) if there is a public market for the Class A common stock at such time, through the delivery of irrevocable instructions to a broker to sell the shares being acquired upon the exercise of the stock option and to deliver to us the amount of the proceeds of such sale equal to the aggregate exercise price for the Class A common stock being purchased, or (C) through a "net exercise" procedure effected by withholding the minimum number of shares needed to pay the exercise price and all applicable required withholding taxes. Any fractional shares of Class A common stock will be settled in cash.

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Stock Appreciation Rights

The Committee may grant stock appreciation rights, with terms and conditions determined by the Committee that are not inconsistent with the Amended and Restated Omnibus Incentive Plan. Generally, each stock appreciation right will entitle the participant upon exercise to an amount (in cash, Class A common stock or a combination of cash and Class A common stock, as determined by the Committee) equal to the product of (1) the excess of (A) the fair market value on the exercise date of one share of Class A common stock, over (B) the strike price per share, times (2) the numbers of shares of Class A common stock covered by the stock appreciation right. The strike price per share of a stock appreciation right will be determined by the Committee at the time of grant but in no event may such amount be less than the fair market value of a share of Class A common stock on the date the stock appreciation right is granted (other than in the case of stock appreciation rights granted in substitution of previously granted awards). The Committee may in its sole discretion substitute, without the consent of the holder or beneficiary of such stock appreciation rights, stock appreciation rights settled in shares of Class A common stock (or settled in shares or cash in the sole discretion of the Committee) for nonqualified stock options.

Restricted Shares and Restricted Stock Units

The Committee may grant restricted shares of our Class A common stock or restricted stock units, representing the right to receive, upon the expiration of the applicable restricted period, one share of Class A common stock for each restricted stock unit, or, in the sole discretion of the Committee, the cash value thereof (or any combination thereof). As to restricted shares of our Class A common stock, subject to the other provisions of the Amended and Restated Omnibus Incentive Plan, the holder will generally have the rights and privileges of a stockholder as to such restricted shares of Class A common stock, including, without limitation, the right to vote such restricted shares of Class A common stock and to receive any dividends payable on such restricted shares (except that if the lapsing of restrictions with respect to such restricted shares of Class A common stock is contingent on satisfaction of performance conditions other than or in addition to the passage of time, any dividends payable on such restricted shares of Class A common stock will be retained and delivered without interest to the holder of such shares when the restrictions on such shares lapse). To the extent provided in the applicable award agreement, the holder of outstanding restricted stock units will be entitled to be credited with dividend equivalent payments (upon the payment by us of dividends on shares of Class A common stock) either in cash or, at the sole discretion of the Committee, in shares of Class A common stock having a value equal to the amount of such dividends (and interest may, at the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which will be payable at the same time as the underlying restricted stock units are settled following the release of restrictions on such restricted stock units.

Other Stock-Based or Cash-Based Awards

The Committee may issue unrestricted Class A common stock, rights to receive grants of awards at a future date, or other awards denominated in shares of Class A common stock (including, without limitation, performance shares or performance units) or other awards denominated in cash (including cash bonuses), under the Amended and Restated Omnibus Incentive Plan, with terms and conditions determined by the Committee that are not inconsistent with the Amended and Restated Omnibus Incentive Plan.

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Performance Compensation Awards

The Committee may also designate any award as a "performance compensation award". The Committee also has the authority to make an award of a cash bonus to any participant and designate such award as a performance compensation award under the Amended and Restated Omnibus Incentive Plan. The Committee has sole discretion to select the length of any applicable performance periods, the types of performance compensation awards to be issued, the applicable performance criteria and performance goals, and the kinds and/or levels of performance goals that are to apply. The performance criteria that will be used to establish the performance goals may be based on the attainment of specific levels of our performance (and/or one or more affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments or any combination of the foregoing) and are limited to the following, which may be determined in accordance with U.S. GAAP or on a non-GAAP basis: net earnings or net income (before or after taxes); cash flow, including but not limited to operating cash flow or free cash flow; cash and/or funds available for distribution; EBITDA; growth in EBITDA determined on an annual, multi-year or other basis; deployment of value-adding capital via organic investment or acquisitions; return measures (including, but not limited to, return on assets, investment, capital, invested capital, equity and/or development); share price (including, but not limited to, appreciation, growth measures and total stockholder return on an annual, multi-year or other basis); debt and debt-related ratios, including debt to total market capitalization, debt to EBITDA, debt to assets and fixed charge coverage ratios (determined with or without the pro rata share of our ownership interest in co-investment partnerships); net asset value per share; growth in net asset value per share determined on an annual, multi-year or other basis; basic or diluted earnings per share (before or after taxes); expense targets or cost reduction goals, general and administrative expense savings; operating efficiency; working capital targets; measures of economic value added or other "value creation" metrics; enterprise value; competitive market metrics; performance or yield on development or redevelopment projects; objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, dispositions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); market share; operational or performance measurements relative to peers; strategic objectives and related revenue; productivity measures; employee retention; workplace health and safety; objective measures of employee morale and satisfaction; corporate social responsibility measures; environmental safety or compliance metrics; or any combination of the foregoing. Any one or more of the performance criteria may be stated as a percentage of another performance criteria, or used on an absolute or relative basis to measure our performance and/or our affiliates as a whole or any of our divisions or operational and/or business units, product lines, brands, business segments, administrative departments or any combination thereof, as the Committee may deem appropriate, or any of the above performance criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices.

Effect of Certain Events on Amended and Restated Omnibus Incentive Plan and Awards

In the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Class A common stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of our shares of Class A common stock or other securities, issuance of warrants or other rights to acquire our shares of Class A common stock or other securities, or other similar corporate transactions or events (including, without limitation, a change in control as defined in the Amended and Restated Omnibus Incentive Plan) that affects the shares of Class A common stock, or (b) unusual or nonrecurring events (including, without limitation, a change in control) affecting us, any affiliate or the financial statements of us or any affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee must make any such adjustments in such manner as it may deem equitable, including, without limitation, any or all of: (i) adjusting any or all of (A) the share limits applicable under the Amended and Restated Omnibus Incentive Plan with respect to the number of awards which may be granted hereunder, (B) the number of our shares of common stock or other securities which may be delivered in respect of awards or with respect to which awards may be granted under the Amended and Restated Omnibus Incentive Plan and (C) the terms of any outstanding award, including, without limitation, (1) the number of shares of Class A common stock subject to outstanding awards or to which outstanding awards relate, (2) the exercise price or strike price with respect to any award or (3) any applicable performance measures; (ii) providing for a substitution or assumption of awards, accelerating the exercisability of, lapse of restrictions on, or termination of awards or providing for a period of time for participants to exercise outstanding awards prior to the occurrence of such event; and (iii) cancelling any one or more outstanding awards and causing to be paid to the holders holding vested awards (including any awards that would vest as a result of the occurrence of such event but for such cancellation) the value of such awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Class A common stock received or to be received by other holders of our common stock in such event), including without limitation, in the case of options and stock appreciation rights, a cash payment equal to the excess, if any, of the fair market value of the shares of Class A common stock subject to the option or stock appreciation right over the aggregate exercise price or strike price thereof. For the avoidance of doubt, the Committee may cancel any stock option or stock appreciation right for no consideration if the fair market value of the shares subject to such option or stock appreciation right is less than or equal to the aggregate exercise price or strike price of such stock option or stock appreciation right.

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Minimum Vesting Condition

Awards granted under the Amended and Restated Omnibus Incentive Plan will become vested and exercisable in such manner and on such date(s) or upon such event(s) as determined by the Committee; provided that, with respect to any award settled in shares of Class A common stock, the vesting of such award will not occur earlier than the first anniversary of the date of grant, other than (a) in connection with a change in control or (b) as a result of a participant's death, retirement or disability or involuntary termination of employment without cause; provided further, that notwithstanding the foregoing, awards that result in the issuance of an aggregate of up to 5% of the number of shares of Class A common stock reserved for issuance under the Amended and Restated Omnibus Incentive Plan may be granted to any one or more eligible individuals without respect to the foregoing proviso. Notwithstanding the foregoing, the Committee may accelerate the vesting of any award in accordance with any of the provisions of the Amended and Restated Omnibus Incentive Plan.

Nontransferability of Awards

An award will not be transferable or assignable by a participant, other than by will or by the laws of descent and distribution and, except for designation of beneficiaries, any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against us or any affiliate. However, the Committee may, in its sole discretion, permit awards (other than incentive stock options) to be transferred, including transfers to a participant's family members, any trust established solely for the benefit of a participant or such participant's family members, any partnership or limited liability company of which a participant or such participant's family members are the sole partner(s) or member(s), and a beneficiary to whom donations are eligible to be treated as "charitable contributions" for tax purposes.

Amendment and Termination

The Board may amend, alter, suspend, discontinue or terminate the Amended and Restated Omnibus Incentive Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination may be made without stockholder approval if (1) such approval is necessary to comply with any regulatory requirement applicable to the Amended and Restated Omnibus Incentive Plan, any securities exchange or inter-dealer quotation system on which our securities may be listed or quoted or for changes in U.S. GAAP to new accounting standards, (2) it would materially increase the number of securities which may be issued under the Amended and Restated Omnibus Incentive Plan (except for adjustments in connection with certain corporate events), or (3) it would materially modify the requirements for participation in the Amended and Restated Omnibus Incentive Plan; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any award shall not to that extent be effective without such individual's consent. The Committee may also, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award granted or the associated award agreement, whether prospectively or retroactively, subject to the consent of the affected participant if any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination would materially and adversely affect the rights of any participant with respect to such award; provided, further, that without stockholder approval, except as otherwise permitted in the Amended and Restated Omnibus Incentive Plan, (1) no amendment or modification may reduce the exercise price of any option or the strike price of any stock appreciation right, (2) the Committee may not cancel any outstanding option or stock appreciation right and replace it with a new option or stock appreciation right (with a lower exercise price or strike price, as the case may be) or other award or cash payment that is greater than the value of the cancelled option or stock appreciation right, and (3) the Committee may not take any other action which is considered a "repricing" for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which our securities are listed or quoted.

Dividends and Dividend Equivalents

The Committee in its sole discretion may provide a participant as part of an award with dividends or dividend equivalents, on such terms and conditions as may be determined by the Committee in its sole discretion; provided, that no dividends or dividend equivalents shall be payable in respect of outstanding (1) options or stock appreciation rights or (2) unearned awards subject to performance conditions (other than or in addition to the passage of time and other than awards structured as restricted stock) (although dividends or dividend equivalents may be accumulated in respect of unearned awards and paid within 15 days after such awards are earned and become payable or distributable).

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Clawback/Forfeiture

An award agreement may provide that the Committee may in its sole discretion cancel such award if the participant, while employed by or providing services to us or any affiliate or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise has engaged in or engages in other detrimental activity that is in conflict with or adverse to the interests of any affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. The Committee may also provide in an award agreement that if the participant otherwise has engaged in or engages in any activity referred to in the preceding sentence, the participant will forfeit any gain realized on the vesting or exercise of such award and must repay the gain to us. The Committee may also provide in an award agreement that if the participant receives any amount in excess of what the participant should have received under the terms of the award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the participant shall be required to repay any such excess amount to us. Without limiting the foregoing, all awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law.

Stock Awards Previously Granted Under the Summit Materials, Inc. 2015 Omnibus Incentive Plan

The following table sets forth information on stock options, restricted shares, restricted stock units, and performance units granted under the Omnibus Incentive Plan since its adoption and includes awards subsequently forfeited, if any, as of March 24, 2021. The closing price of our Class A common stock on the NYSE on March 24, 2021 was $26.09 per share.

Name	Stock Option Grants (# of Shares Covered)	Restricted Share Grants (# of Shares Covered)	Restricted Stock Unit Grants (# of Shares Covered)(1)	Performance Unit Grants (# of Shares Covered)(2)	Total of All Columns in Table (# of Shares Covered)

Anne P. Noonan	—	—	63,866	139,046	202,912

Brian J. Harris	280,371	—	118,608	185,634	584,613

Anne Lee Benedict	99,180	—	70,890	102,596	272,666

Michael J. Brady	430,150	—	82,492	118,768	631,410

Current Executive Officers as a Group	809,701	—	335,856	546,044	1,691,601

Howard L. Lance	246,611	—	27,991	—	274,602

Joseph S. Cantie	—	—	26,224	—	26,224

Anne M. Cooney	—	—	18,622	—	18,622

Susan A. Ellerbusch	—	—	18,622	—	18,622

John R. Murphy	10,220	—	27,991	—	38,211

Anne K. Wade	—	—	27,991	—	27,991

Steven H. Wunning	—	—	26,202	—	26,202

Current Non-Employee Directors as a Group	256,831	—	173,643	—	430,474

All Employees, Including All Current Officers Who Are Not Executive Officers, as a Group	4,388,522	—	3,524,693	487,958	8,401,173

(1)    Includes all restricted stock units under the Omnibus Incentive Plan.

(2)    Includes all earned performance units and the maximum number of shares that are potentially issuable under unearned performance units, in each case, granted under the Omnibus Incentive Plan.

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Securities Authorized for Issuance Under Equity Compensation Plans

	As of March 24, 2021

	Number of securities to be issued upon exercise of outstanding options and rights	Weighted-average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plan approved by stockholders(1)	1,182,179	$19.01	4,339,824

(1)    Relates only to the Omnibus Incentive Plan.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S
2015 OMNIBUS INCENTIVE PLAN

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ITEM 5

APPROVAL AND ADOPTION OF THE COMPANY'S 2021 EMPLOYEE
STOCK PURCHASE PLAN

The Board and the Human Capital and Compensation Committee have unanimously approved the Summit Materials, Inc. 2021 Employee Stock Purchase Plan (the "ESPP"), subject to stockholder approval. The following sections summarize the material terms of the ESPP. These sections are qualified in their entirety by the full text of the ESPP, which is included as Annex C to this Proxy Statement. The ESPP is intended to give eligible employees an opportunity to acquire shares of our common stock and promote our best interests and enhance our long-term performance.

Purpose

The ESPP is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. We may also authorize offerings under the ESPP that are not intended to comply with the requirements of Section 423 of the Code, which may, but are not required to, be made pursuant to any rules, procedures or sub-plans adopted by the Human Capital and Compensation Committee for such purpose.

Shares Reserved for the ESPP

The aggregate number of shares of our common stock that may be issued under the ESPP may not exceed 5,500,000 shares, subject to adjustment in accordance with the terms of the ESPP. The proposed number of shares authorized for issuance under the ESPP represents 4.7% of our outstanding common stock as of the Record Date. If a purchase right expires or is terminated, surrendered or canceled without being exercised, in whole or in part, the number of shares subject to the purchase right will again be available for issuance and will not reduce the aggregate number of shares available under the ESPP.

Administration

The ESPP will be administered by the Human Capital and Compensation Committee unless the Board elects to administer the ESPP. The Human Capital and Compensation Committee may appoint one or more agents to assist in the administration of the ESPP and may delegate certain responsibilities or powers subject to ESPP terms and applicable law. Subject to ESPP terms and applicable law, the Human Capital and Compensation Committee will have full and final authority to take any action with respect to the ESPP, including, without limitation, the authority to: (a) establish, amend and rescind rules and regulations for administration of the ESPP; (b) prescribe the form(s) of any agreements or other instruments used in connection with the ESPP; (c) determine the terms and provisions of the purchase rights granted under the ESPP; (d) determine eligibility and adjudicate all disputed claims filed under the ESPP; (e) reconcile any inconsistency in, correct any defect in, and/or supply any omission in the ESPP and any instrument or agreement relating to, or purchase rights granted under, the ESPP; and (f) construe and interpret the ESPP, purchase rights, the rules and regulations, and the agreements or other written instruments, and to make all other determinations deemed necessary or advisable for the administration of the ESPP. The Human Capital and Compensation Committee may also adopt sub-plans relating to the operation and administration of the ESPP to accommodate the specific requirements of local laws and procedures for jurisdictions outside the United States, the terms of which sub-plans may take precedence over the terms of the ESPP, to the extent provided in the ESPP. To the extent inconsistent with the requirements of Section 423 of the Code, purchase rights offered under any such sub-plan will not be required by the terms of the ESPP to comply with Section 423 of the Code.

Effective Date

If approved by stockholders, the ESPP will become effective on May 19, 2021. However, no offering periods will commence under the ESPP until such time and subject to such terms and conditions as may be determined by the Human Capital and Compensation Committee. The term of the ESPP will continue until terminated by the Board or until the date on which all shares available for issuance under the ESPP have been issued.

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Eligible Participants

Subject to the Human Capital and Compensation Committee's ability to exclude certain groups of employees on a uniform and nondiscriminatory basis, including Section 16 officers, generally, all of our employees will be eligible to participate in the ESPP if they are employed by us or by a designated company (as defined below), unless otherwise determined by the Human Capital and Compensation Committee; provided that the Human Capital and Compensation Committee may determine prior to any purchase period start date that employees outside of the United States who are participating in a separate offering will be "eligible employees", if and to the extent required by applicable law, even if they do not meet the requirements as may be determined by the Human Capital and Compensation Committee with respect to employees in the United States. As of the Record Date, we had approximately 6,000 employees, who would generally be eligible to participate in the ESPP unless otherwise determined by the Human Capital and Compensation Committee. No employee will be eligible to participate if, immediately after the purchase right grant, the employee would own stock (including any stock the employee may purchase under outstanding purchase rights) representing 5% or more of the total combined voting power or value of all classes of our stock. A "designated company" is any subsidiary or affiliate of Summit Materials, Inc., whether now existing or existing in the future, that has been designated by the Human Capital and Compensation Committee from time to time in its sole discretion as eligible to participate in the ESPP. The Human Capital and Compensation Committee may designate subsidiaries or affiliates of Summit Materials, Inc. as designated companies in an offering that does not satisfy the requirements of Section 423 of the Code. For offerings that, when taken together with the ESPP, comply with Section 423 of the Code and the regulations thereunder, only Summit Materials, Inc. and its subsidiaries may be designated companies; provided, however, that at any given time, a subsidiary that is a designated company under a Code Section 423-compliant offering will not be a designated company under an offering that does not comply with Section 423 of the Code.

Contributions

A participant may acquire common stock under the ESPP by authorizing the use of contributions to purchase shares of common stock. Contributions must be at a rate of not less than 1% nor more than 15% (in whole percentages only) of the participant's total compensation (with certain exclusions as set forth in the ESPP or as otherwise determined by the Human Capital and Compensation Committee). All contributions made by a participant will be credited (without interest) to his or her account. A participant may discontinue plan participation as provided in the ESPP, and a participant may reduce the amount of his or her contributions for an offering period one time during such offering period (no later than 30 days prior to the end of the offering period). However, a participant's contribution election may be decreased, including decreased to 0%, at any time during an offering period to the extent necessary to comply with Section 423 of the Code or the terms of the ESPP. A participant may not make separate cash payments into his or her account except in limited circumstances when the participant is on leave of absence or unless otherwise required by applicable law. A participant may withdraw contributions credited to his or her account during an offering period at any time before the applicable purchase period end date.

Offering Periods and Purchase Price

The ESPP generally provides for two six-month offering periods per year, with one purchase period in each offering period. The Human Capital and Compensation Committee has the authority to change the duration of a purchase period; provided that the change is announced a reasonable period of time prior to its effective date and the purchase period is not greater than 27 months.

On the first day of an offering period, a participant will be granted a purchase right to purchase on the purchase period end date, at the applicable purchase price, the number of shares of common stock as is determined by dividing the amount of the participant's contributions accumulated as of the last day of the purchase period by the applicable purchase price; provided that (a) no participant may purchase shares of common stock with a fair market value (as of the date of purchase right grant) in excess of $25,000 per calendar year in the case of offerings intended to comply with Section 423 of the Code; and (b) in no event will the aggregate number of shares subject to purchase rights during a purchase period exceed the number of shares then available under the ESPP or the maximum number of shares available for any single purchase period (as determined by the Human Capital and Compensation Committee from time to time). The maximum number of shares that may be purchased by any participant during any offering period is limited to 3,000 shares.

The purchase price will be no less than 85% (but may be such greater percentage as may be determined by the Human Capital and Compensation Committee prior to the start of any purchase period) of the lesser of (i) the fair market value per share of our common stock as determined on the applicable grant date of the purchase right or (ii) the fair market value per share of our common stock as determined on the applicable purchase period end date (provided that, in no event may the purchase price be less than the par value per share of our common stock). The Human Capital and Compensation Committee may determine prior to a purchase period to calculate the purchase price for such period solely by reference to the fair market value of a share on the applicable purchase period end date or applicable grant date of the purchase right, or based on the greater (rather than the lesser) of such values.

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A participant's purchase right to purchase shares of common stock during a purchase period will be exercised automatically on the purchase period end date for that purchase period unless the participant withdraws prior to the end of the purchase period or his or her participation is terminated. On the purchase period end date, a participant's purchase right will be exercised to purchase that number of shares which the accumulated contributions in his or her account at that time will purchase at the applicable purchase price, but not in excess of the number of shares subject to the purchase right or other ESPP terms. Subject to the terms of the ESPP, a purchase right will generally terminate on the earlier of the date of the participant's termination of employment or the last day of the applicable purchase period.

Rights as Stockholder

A participant will have no rights as a stockholder with respect to our shares that the participant has a purchase right to purchase in any offering until those shares are issued to the participant.

Rights Not Transferable

A participant's rights under the ESPP will be exercisable only by the participant and are not transferable other than by will or the laws of descent or distribution.

Effect of a Change in Control; Adjustments

If there is any change in the outstanding shares of our common stock because of a merger, change in control (as defined in the Summit Materials, Inc. 2015 Omnibus Incentive Plan), consolidation, recapitalization or reorganization involving Summit Materials, Inc., or if the Board declares a stock dividend, stock split distributable in shares of common stock or reverse stock split, other distribution or combination or reclassification of our common stock, or if there is a similar change in the capital stock structure of Summit Materials, Inc. affecting our common stock, then the number and type of shares of our common stock reserved for issuance under the ESPP will be correspondingly adjusted and, subject to applicable law, the Human Capital and Compensation Committee will make such adjustments to purchase rights or to any ESPP provision as the Human Capital and Compensation Committee deems equitable to prevent dilution or enlargement of purchase rights or as may otherwise be advisable. In addition, in the event of a change in control, the Human Capital and Compensation Committee's discretion includes, but is not limited to, the authority to provide for any of, or a combination of any of, the following:

  •
  assumption or substitution of purchase rights by a successor entity (or parent or subsidiary of such successor);

  •
  selection of a date on which all outstanding purchase rights will be exercised on or before the consummation date of the change in control;

  •
  termination of outstanding purchase rights and refund of accumulated contributions to each participant prior to the change in control; or

  •
  continuation of outstanding purchase rights unchanged.

Amendment; Termination

The ESPP may be amended, altered, suspended and/or terminated at any time by the Board; provided, that approval of an amendment to the ESPP by our stockholders will be required to the extent, if any, that stockholder approval of such amendment is required by applicable law. The Human Capital and Compensation Committee may (subject to the provisions of Section 423 of the Code and the ESPP) amend, alter, suspend and/or terminate any purchase right granted under the ESPP, prospectively or retroactively, but (except as otherwise provided in the ESPP) such amendment, alteration, suspension or termination of a purchase right may not, without the written consent of a participant with respect to an outstanding purchase right, materially adversely affect the rights of the participant with respect to the purchase right. In addition, the Human Capital and Compensation Committee has unilateral authority to (a) subject to the provisions of Section 423 of the Code, amend the ESPP and any purchase right (without participant consent) to the extent necessary to comply with applicable law or changes in applicable law and (b) make adjustments to the terms and conditions of purchase rights in recognition of unusual or nonrecurring events affecting us or any parent or subsidiary corporation (each as defined under Section 424 of the Code), or our financial statements (or those of any parent or subsidiary corporation), or of changes in applicable law, or accounting principles, if the Human Capital and Compensation Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of benefits intended to be made available under the ESPP or necessary or appropriate to comply with applicable accounting principles or applicable law.

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Federal Tax Consequences

The following summary generally describes the principal U.S. federal (and not state, foreign or local) income tax consequences under the ESPP to us and participating employees as of the date of this proxy statement. This summary is general in nature and is not intended to cover all the tax consequences that may apply to a particular employee or us. The provisions of the Code and related regulations concerning these matters are complicated, and their impact in any one case may depend upon the particular circumstances.

As noted above, the ESPP is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code. Under Section 423 of the Code, an employee who elects to participate in the ESPP will not recognize income and we will not receive a deduction at the time a purchase right is granted or when the shares purchased under the ESPP are transferred to the participant. Participants will, however, recognize income when they sell or dispose of the shares purchased under the ESPP. If an employee disposes of such shares after two years from the date of grant of the purchase right and after one year from the date of the purchase of such shares (or if the employee dies), the employee will recognize ordinary income for the year in which such disposition occurs (or the employee's taxable year ending with his or her death) in an amount equal to the lesser of:

  •
  the excess of the fair market value of such shares at the time of disposition (or death) over the purchase price; or

  •
  the excess of the fair market value of the shares at the time of the grant of the purchase right over the purchase right price on the date of the purchase right grant.

Except in the case of the employee's death, the employee's basis in the shares disposed of will be increased by an amount equal to the amount includable in his or her income as ordinary income. Any additional gain or loss will be a long-term capital gain or loss. We will not be entitled to a tax deduction when the shares are disposed of after the expiration of the two-year and one-year periods.

If an employee disposes of the shares purchased under the ESPP within such two-year or one-year periods, the employee will recognize ordinary income for the year in which such disposition occurs in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price. The employee's basis in such shares disposed of will be increased by an amount equal to the amount includable in his or her income as ordinary income, and any gain or loss computed with reference to such adjusted basis that is recognized at the time of disposition will be a capital gain or loss, either short-term or long-term, depending on the holding period for such shares. In the event of a disposition within such two-year or one-year periods, we will be entitled to a tax deduction equal to the amount the employee is required to include as ordinary income as a result of such disposition to the extent the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting.

The Human Capital and Compensation Committee may authorize offerings that are not intended to comply with Section 423 of the Code, in which case different tax consequences will apply. Upon the purchase of shares under the ESPP, the employee will recognize ordinary income in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid by the employee for such shares, and we will be entitled to a corresponding deduction for federal income tax purposes. In addition, upon the disposition of such shares, the employee will recognize a capital gain or loss in an amount equal to the difference between the selling price of such shares and the fair market value of such shares on the date of purchase. We will not receive a deduction for federal income tax purposes with respect to any capital gain or loss recognized by the employee.

Stock Price

On the Record Date, the closing price of our common stock as reported by NYSE was $26.09.

New Plan Benefits

Because benefits under the ESPP depend on employees' voluntary elections to participate and the fair market value of our common stock at various future dates, it is not possible as of the date of this proxy statement to accurately determine future benefits that will be received by executive officers and other employees under the ESPP.

Registration with the SEC

If the ESPP is approved by stockholders, we expect to file a Registration Statement on Form S-8 with the SEC to register the shares of common stock that will be issuable under the ESPP.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF THE COMPANY'S 2021 EMPLOYEE STOCK PURCHASE PLAN

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OUR OTHER PROPOSALS

ITEM 6

AMENDMENT OF THE COMPANY'S CHARTER TO DECLASSIFY THE BOARD

The Board has unanimously approved and declared advisable, and resolved to recommend to the Company's stockholders that they approve and adopt amendments to Article VI of the Company's amended and restated Certificate of Incorporation (which we refer to as the "Charter") to remove the three separate classes of directors of the Board and replace with one class of directors over a three-year phase-in period and to make certain non-substantive changes related thereto (the "Declassification Amendment"). Declassifying the Board will allow the Company's stockholders to vote on the election of the entire Board each year, rather than on a three-year staggered basis as with the current classified board structure. The following description is a summary only and is qualified in its entirety by reference to Annex D-1 to this Proxy Statement, which incorporates the amendments to declassify the Board and marks those changes specifically.

Current Status

Under Article VI of the Charter, the Board is currently separated into three classes as nearly equal in number as is reasonably possible. Absent the earlier resignation or removal of a director, each year the stockholders of the Company are asked to elect the directors comprising one of the classes for a three-year term. The term of the current Class III directors is set to expire at this Annual Meeting. The term of the current Class I directors is set to expire in 2022 and the term of the current Class II directors is set to expire in 2023. Furthermore, The Blackstone Group Inc. together with its affiliates, subsidiaries, successors and assigns ("Blackstone") no longer owns 30% or more in voting power of the stock of the Company entitled to vote generally in the election of directors and as a result our directors may only be removed for cause.

Rationale for the Proposal

The Board believes that the classified board structure served the Company well following the IPO as a newly public company controlled by our former private equity sponsor by promoting continuity and stability, and encouraging a long-term perspective on the part of directors, and was beneficial in the event of an unsolicited takeover attempt. However, the Board now feels, given the Company's continued growth following the IPO, that a classified board structure is no longer necessary. A declassified board will enable the Company's stockholders to express a view on each director's performance by means of an annual vote and will support the Company's ongoing efforts to maintain "best practices" in corporate governance.

Effect of the Proposal

If the Declassification Amendment is approved by the Company's stockholders and implemented by the Company, (i) the current Class I directors will be elected at the 2022 Annual Meeting to serve for a term of one year, (ii) the current Class I and II directors will be elected at the 2023 Annual Meeting to serve for a term of one year, and (iii) the current Class I, II and III directors will be elected at the 2024 Annual Meeting to serve for a term of one year, at which time all directors will be elected to serve for one year terms at all subsequent Annual Meetings.

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Under Delaware law, unless otherwise provided in a company's certificate of incorporation, directors serving on a classified board may only be removed by stockholders for cause, while directors serving on a non-classified board may be removed by stockholders with or without cause. As a result, approval of the Declassification Amendment to declassify the Board will also result in an amendment to the Charter to give our stockholders the ability to remove a director from the Board with or without cause from and after the 2022 Annual Meeting for the current Class I directors, from and after the 2023 Annual Meeting for the current Class II directors and from and after the 2024 Annual Meeting for all directors.

In connection with the Declassification Amendment, the Board has approved, contingent upon stockholder approval of this Item 6, conforming amendments to the Company's Bylaws.

The Board reserves the right to elect to abandon the Declassification Amendment, if it determines, in its sole discretion, that the Declassification Amendment is no longer in the best interests of the Company and its stockholders.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF THE DECLASSIFICATION AMENDMENT

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ITEM 7

AMENDMENT OF THE COMPANY'S CHARTER TO REMOVE THE SUPER MAJORITY VOTING REQUIREMENT

The Board has unanimously approved and declared advisable, and resolved to recommend to the Company's stockholders that they approve an amendment to (i) Article V of the Charter to remove the requirement in Sections 5.1 and 5.2 requiring the holders of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class, to amend certain provisions of the Charter and the Company's Bylaws, respectively, and (ii) Article VI of the Charter to remove the requirement in Section 6.1(C) that the holders of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class, is required to remove a director (the "Majority Vote Amendment"). The following description is a summary only and is qualified in its entirety by reference to Annex D-2 to this Proxy Statement , which incorporates the amendments to remove the super majority voting requirement and marks those changes specifically.

Current Status

Under Section 5.1 of the Charter, an amendment to the following provisions of the Charter requires the approval of holders of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class:

  •
  Article V—Amendment of the Charter or Bylaws;

  •
  Article VI—Election or removal of directors;

  •
  Article VII—Limitation on liability of Directors;

  •
  Article VIII—Consent of stockholders in lieu of a meeting and the ability of stockholders to call special meetings;

  •
  Article IX—Competition and corporate opportunities; or

  •
  Article X—DGCL Section 203 and business combinations, which Article we are proposing to eliminate in connection with Item 9.

Under Section 5.2 of the Charter, an amendment to the Company's Bylaws by the stockholders requires the approval of holders of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class. Under Section 6.1(C) of the Charter, Blackstone no longer owns 30% or more in voting power of the stock of the Company entitled to vote generally in the election of directors and as a result our directors may only be removed for cause and therefore directors upon approval of holders of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class.

Rationale for the Proposal

The Board believes that the supermajority voting requirements served the Company well following the IPO as a newly public company controlled by our former private equity sponsor by promoting continuity and stability. However, the Board now feels, given the Company's continued growth following the IPO, that the supermajority voting requirement is no longer necessary. The new majority voting requirement will enable the Company's stockholders to more easily approve amendments to the Charter and the Company's Bylaws and will support the Company's ongoing efforts to maintain "best practices" in corporate governance.

Effect of the Proposal

If the Majority Vote Amendment is approved by the Company's stockholders and implemented by the Company, the affirmative vote of a majority of the then-outstanding shares of stock of the Company entitled to vote on an amendment to the Charter will be required to amend, alter repeal or rescind, in whole or in part, any provision of our Charter or for our stockholders to amend, alter, repeal or rescind, in whole or in part, our Bylaws. The amendments to Section 6.1(C) of the Charter will result in a majority in voting power of all the then-outstanding shares of stock of the Company will be required for the stockholders to remove a director. The Board reserves the right to elect to abandon the amendments to Section 5.1, Section 5.2 or Section 6.1(C) of the Charter, if it determines, in its sole discretion, that such amendments are no longer in the best interests of the Company and its stockholders.

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In connection with the Majority Vote Amendment, the Board has approved, contingent upon stockholder approval of this Item 7, conforming amendments to the Company's Bylaws.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL AND
ADOPTION OF THE MAJORITY VOTE AMENDMENT.

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ITEM 8

AMENDMENT OF THE COMPANY'S CHARTER TO ADD A FEDERAL FORUM SELECTION PROVISION

The Board has unanimously approved and declared advisable, and resolved to recommend to the Company's stockholders that they approve an amendment to the Charter to add a new section that requires, unless the Company consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America being the exclusive forum for the resolution of any complaint asserting a cause of action arising under the federal securities laws of the United States of America ("Federal Forum Selection Amendment"). The following description is a summary only and is qualified in its entirety by reference to Annex D-3 to this Proxy Statement, which incorporates the amendments to add the Federal Forum Selection Amendment and marks those changes specifically.

Rationale for the Proposal

The Board believes that the Company and its stockholders will benefit from having any causes of action arising under the federal securities laws of the Unites States of America being litigated in the federal district courts of the United States. The Federal Forum Selection Amendment is intended to provide a streamlined, efficient and organized process for resolution of such disputes. The Federal Forum Selection Amendment is intended to prevent plaintiff forum shopping and the related practice of filing parallel lawsuits in multiple jurisdictions.

In determining whether to adopt the Federal Forum Selection Amendment, the Board considered a number of factors, including the following:

  •
  potentially avoid litigating actions on the same topic in multiple jurisdictions, with the associated duplication of litigation expenses, and the potential for inconsistent outcomes;

  •
  limiting forum shopping by plaintiffs' lawyers and may discourage illegitimate claims;

  •
  retaining the Company's ability to consent to an alternative forum, if desired;

  •
  avoiding having to address where an action may be brought, and instead focusing on underlying substantive rights or remedies;

  •
  the trend toward adopting forum selection clauses in response to multi-forum litigation has been increasing; and

  •
  the benefit of having the Board deliberate on whether to adopt such a provision on a "clear day" rather than in response to actual or threatened litigation.

Effect of the Proposal

The approval and implementation of the Federal Forum Selection Amendment will result, to the fullest extent permitted by law, in the federal district courts of the United States of America being the exclusive forum for the resolution of any complaint asserting a cause of action arising under the federal securities laws of the United States of America, unless the Company consents in writing to the selection of an alternative forum. The Board reserves the right to elect to abandon the Federal Forum Selection Amendment, if it determines, in its sole discretion, that the Federal Forum Selection Amendment is no longer in the best interests of the Company and its stockholders.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL AND
ADOPTION OF THE FEDERAL FORUM SELECTION AMENDMENT

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ITEM 9

AMENDMENT OF THE COMPANY'S CHARTER TO DELETE THE WAIVER OF SECTION 203 OF THE DGCL

The Board has unanimously approved and declared advisable, and resolved to recommend to the Company's stockholders that they approve an amendment to delete, in its entirety, Article X regarding the Company's waiver of Section 203 of the DGCL and to make certain non-substantive amendments related thereto and the fact that The Blackstone Group Inc. together with its affiliates, subsidiaries, successors and assigns no longer beneficially owns 30% or more in voting power of the stock of the Company entitled to vote generally in the election of directors (the "Sponsor Amendment"). The following description is a summary only and is qualified in its entirety by reference to Annex D-4 to this Proxy Statement, which incorporates the amendments to implement the Sponsor Amendment and marks those changes specifically.

Current Status

Pursuant to Section 10.1 of the Charter, the Company expressly elects not to be governed by Section 203 of the DGCL. Section 203 of the DGCL generally prohibits a Delaware corporation from engaging in any "business combination" with any "interested stockholder" for a period of three years following the date that the stockholder became an interested stockholder, unless:

  •
  prior to such time, either the business combination or the transaction in which the stockholder became an interested stockholder was approved by the board of directors;

  •
  upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

  •
  at or after such time the business combination is approved by the board of directors and authorized at a meeting of stockholders by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

    An "interested stockholder" is generally defined as a person or group that beneficially owns 15% or more of the corporation's outstanding common stock. A "business combination" includes a merger, consolidation, sale of assets or other transaction resulting in a financial benefit to the stockholder.

However, Section 10.2 of the Charter, generally prohibits such "business combinations", while expressly excluding Blackstone and transferees of shares held by Blackstone from the definition of "interested stockholder."

Rationale for the Proposal

The Charter currently has provisions that are only effective as long as Blackstone beneficially owns at least 30% in voting power of the stock of the Company entitled to vote generally in the election of directors. Because Blackstone's ownership no longer exceeds this threshold, the Board believes the Company should simplify its Charter and remove these provisions as they are no longer applicable.

Effect of the Proposal

The deletion of Article X of the Charter will result in the Company and its stockholders being subject to Section 203 of the DGCL. Under certain circumstances, Section 203 of the DGCL will make it more difficult for a person who would be an "interested stockholder" to effect various business combinations with us for a three-year period. As a result, this may encourage companies interested in acquiring us to negotiate in advance with the Board because the stockholder approval requirement would be avoided if the Board approves either the business combination or the transaction which results in the stockholder becoming an interested stockholder. Section 203 of the DGCL also may have the effect of preventing changes in our Board and may make it more difficult to accomplish transactions which stockholders may otherwise deem to be in their best interests. The Board reserves the right to elect to abandon the deletion of Article X of the Charter or the Sponsor Amendment, if it determines, in its sole discretion, that such deletion or amendment, as applicable, is no longer in the best interests of the Company and its stockholders.

In connection with the Sponsors Amendment, the Board has approved, contingent upon stockholder approval of this Item 9, conforming amendments to the Company's Bylaws.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF THE SPONSOR AMENDMENT

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OUR RELATIONSHIPS

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Exchange Agreement

In connection with the IPO, we entered into an Exchange Agreement with the holders of LP Units pursuant to which each holder of LP Units (and certain permitted transferees thereof) may, subject to the terms of the Exchange Agreement, exchange their LP Units for shares of Class A Common Stock on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications. The Exchange Agreement also provides that a holder of LP Units will not have the right to exchange LP Units if the Company determines that such exchange would be prohibited by law or regulation or would violate other agreements with the Company or its subsidiaries to which such holder may be subject. The Company may impose additional restrictions on exchange that it determines to be necessary or advisable so that Summit Holdings is not treated as a "publicly traded partnership" for U.S. federal income tax purposes. As a holder exchanges LP Units for shares of Class A Common Stock, the number of LP Units held by the Company is correspondingly increased as it acquires the exchanged LP Units. In accordance with the Exchange Agreement, any holder who surrenders all of its LP Units for exchange must concurrently surrender all shares of Class B Common Stock held by it (including fractions thereof) to the Company.

Tax Receivable Agreement

In connection with the IPO, we entered into a tax receivable agreement with the holders of LP Units that provides for the payment to exchanging holders of LP Units of 85% of the benefits, if any, that the Company is deemed to realize as a result of the increases in tax basis resulting from exchanges of LP Units and certain other tax benefits related to entering into the tax receivable agreement, including tax benefits attributable to payments under the tax receivable agreement. Certain current and former holders of LP Units, who include certain of our executive officers and directors, are expected to receive payments under the tax receivable agreement in the future. The increases in tax basis as a result of an exchange of LP Units for shares of Class A Common Stock, as well as the amount and timing of any payments under the tax receivable agreement, are difficult to accurately estimate as they will vary depending upon a number of factors, including:

  •
  the timing of exchanges—for instance, the increase in any tax deductions will vary depending on the fair market value, which may fluctuate over time, of the depreciable or amortizable assets of Summit Holdings at the time of each exchange;

  •
  the price of shares of our Class A Common Stock at the time of the exchange—the increase in any tax deductions, as well as the tax basis increase in other assets, of Summit Holdings, is directly proportional to the price of shares of our Class A Common Stock at the time of the exchange;

  •
  the extent to which such exchanges are taxable—if an exchange is not taxable for any reason, increased deductions will not be available;

  •
  the amount and timing of our income—the Company is required to pay 85% of the cash tax savings as and when realized, if any. If the Company does not have taxable income, the Company is not required (absent a change of control or circumstances requiring an early termination payment) to make payments under the tax receivable agreement for that taxable year because no cash tax savings will have been realized. However, any tax attributes that do not result in realized benefits in a given tax year will likely generate tax attributes that may be utilized to generate benefits in previous or future tax years. The utilization of such tax attributes will result in cash tax savings that will result in payments under the tax receivable agreement; and

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  •
  the effective tax rate—the benefit that the Company realizes is dependent on the tax rate in effect at the time taxable income is generated.

We anticipate funding payments under the tax receivable agreement from cash flows from operations, available cash and available borrowings under our senior secured revolving credit facilities. As of January 2, 2021, we had accrued $321.7 million as a tax receivable agreement liability. The tax receivable agreement liability is a long-term liability as no additional payments are expected in the next twelve months.

In addition, the tax receivable agreement provides that upon certain changes of control, the Company's (or its successor's) obligations would be based on certain assumptions, including that the Company would have sufficient taxable income to fully utilize the deductions arising from the tax deductions, tax basis and other tax attributes subject to the tax receivable agreement. With respect to our obligations under the tax receivable agreement relating to previously exchanged or acquired LP Units and certain net operating losses, we would be required to make a payment equal to the present value (at a discount rate equal to one year LIBOR plus 100 basis points) of the anticipated future tax benefits determined using assumptions (ii) through (v) of the following paragraph.

Furthermore, the Company may elect to terminate the tax receivable agreement early by making an immediate payment equal to the present value of the anticipated future cash tax savings. In determining such anticipated future cash tax savings, the tax receivable agreement includes several assumptions, including that (i) any LP Units that have not been exchanged are deemed exchanged for the market value of the shares of Class A Common Stock at the time of termination, (ii) the Company will have sufficient taxable income in each future taxable year to fully realize all potential tax savings, (iii) the Company will have sufficient taxable income to fully utilize any remaining net operating losses subject to the tax receivable agreement on a straight line basis over the shorter of the statutory expiration period for such net operating losses or the five-year period after the early termination or change of control, (iv) the tax rates for future years will be those specified in the law as in effect at the time of termination and (v) certain non-amortizable assets are deemed disposed of within specified time periods. In addition, the present value of such anticipated future cash tax savings is discounted at a rate equal to LIBOR plus 100 basis points.

Under the terms of the tax receivable agreement, the Company can terminate the tax receivable agreement at any time, which would trigger a cash payment to the pre-IPO owners. Based upon a $20.08 per share price of our Class A common stock, the closing price of our stock on December 31, 2020 (the last business day of our fiscal year) and a contractually defined discount rate of 3.00%, the Company estimates that if it were to exercise its right to terminate the tax receivable agreement, the aggregate amount required to settle the tax receivable agreement would be approximately $312 million.

Summit Materials Holdings L.P. Amended and Restated Limited Partnership Agreement

The Company holds LP Units in Summit Holdings and is the sole general partner of Summit Holdings. Accordingly, the Company operates and controls all of the business and affairs of Summit Holdings and, through Summit Holdings and its operating entity subsidiaries, conducts our business.

Pursuant to the limited partnership agreement of Summit Holdings, the Company has the right to determine when distributions will be made to holders of LP Units and the amount of any such distributions. If a distribution is authorized, such distribution will be made to the holders of LP Units pro rata in accordance with the percentages of their respective limited partnership interests. The holders of LP Units, including the Company, incur U.S. federal, state and local income taxes on their share of any taxable income of Summit Holdings. The limited partnership agreement of Summit Holdings provides for tax distributions to the holders of the LP Units in an amount generally calculated to provide each holder of LP Units with sufficient cash to cover its tax liability in respect of the LP Units. These tax distributions are generally only paid to the extent that other distributions made by Summit Holdings were otherwise insufficient to cover the estimated tax liabilities of all holders of LP Units. In general, these tax distributions are computed based on our estimate of the net taxable income allocated to the Company multiplied by an assumed tax rate equal to the highest effective marginal combined U.S. federal, state and local income tax rate applicable to a corporate resident in New York, New York. In the year ended January 2, 2021, Summit LLC did not make any distributions to Summit Holdings.

The limited partnership agreement of Summit Holdings also provides that substantially all expenses incurred by or attributable to the Company, but excluding obligations incurred under the tax receivable agreement by the Company, income tax expenses of the Company and payments on indebtedness incurred by the Company, will be borne by Summit Holdings.

The Company as the general partner may (i) at any time, require all holders of LP Units, other than holders who are current employees or service providers, to exchange their units for shares of our common stock or (ii) with the consent of partners in Summit Holdings whose vested interests exceed 66 2/3% of the aggregate vested interests in Summit Holdings, require all holders of interests in Summit Holdings to transfer their interests, provided that the prior written consent of each holder that is an affiliate of Blackstone affected by any such proposed transfer will be required. These provisions are designed to ensure that the general

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partner can, in the context of a sale of the Company, sell Summit Holdings as a wholly-owned entity subject to the approval of the holders thereof.

Indemnification Agreements

We have entered into indemnification agreements with our directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted by Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors or executive officers, we have been informed that in the opinion of the SEC such indemnification is against public policy and is therefore unenforceable.

There is currently no pending material litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought.

Warrant Issuances

In connection with the modification of the capital structure of Summit Holdings at the time of our IPO, we issued warrants to purchase an aggregate of 160,333 shares of Class A Common Stock to limited partners of Summit Holdings who held Class C limited partnership interests of Summit Holdings. Holders of the Class C limited partnership interests include Thomas W. Hill and Michael J. Brady, who received warrants to purchase 29,463 and 6,852 shares of Class A Common Stock, respectively. The warrants were issued in substitution for part of the economic benefit of the Class C interests that was not reflected in the conversion of the Class C interests to LP Units. The exercise price of the warrants is equal to the IPO price of $18.00 per share. The warrants became exercisable from and after March 17, 2016 and will expire on March 11, 2025.

Statement of Policy Regarding Transactions with Related Persons

We have adopted a written statement of policy regarding transactions with related persons, which we refer to as our "related person policy." Our related person policy requires that a "related person" (as defined in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our Chief Legal Officer any "related person transaction" (defined as any transaction that is anticipated would be reportable by us under Item 404(a) of Regulation S-K in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. The Chief Legal Officer will then promptly communicate that information to our Board. No related person transaction will be executed without the approval or ratification of our Board or a duly authorized committee of our Board. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest.

2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 71

OUR STOCKHOLDERS

HOLDINGS OF MAJOR STOCKHOLDERS

The following table sets forth the beneficial ownership of shares of our Class A Common Stock and LP Units by (1) each person known to us to beneficially own more than 5% of any class of the outstanding voting securities of the Company, (2) each of our directors and NEOs and (3) all of our directors and executive officers as a group as of March 24, 2021.

	Class A Common Stock(1)		LP Units(1)			Combined Voting Power(2)

Stockholder Name	Number	Percent	Number	Percent		Number	Percent

Vanguard Group Inc.(3)	10,114,569	8.7%	—	—		10,114,569	8.5%

BlackRock, Inc.(4)	9,356,687	8.0%	—	—		9,356,687	7.9%

FMR LLC(5)	9,054,697	7.8%	—	—		9,054,697	7.6%

T. Rowe Price Associates, Inc.(6)	8,030,112	6.9%	—	—		8,030,112	6.8%

Dimensional Fund Advisors LP(7)	6,038,133	5.2%	—	—		6,038,133	5.1%

Anne P. Noonan(8)	66,000	*	—	—		66,000	*

Howard L. Lance(9)	250,605	*	135,772		*	386,337	*

Joseph S. Cantie(10)	31,389	*	—	—		31,389	*

Anne M. Cooney(11)	13,280	*	—	—		13,280	—

Susan A. Ellerbusch(12)	18,622	*	—	—		18,622	—

John R. Murphy(13)	17,220	*	4,274		*	21,494	*

Anne K. Wade(14)	22,738	*	—	—		22,738	*

Steven H. Wunning(15)	26,266	*	—	—		26,266	*

Brian J. Harris(16)	139,128	*	332,699		*	471,827	*

Michael J. Brady(17)	468,875	*	283,649		*	752,524	*

Anne Lee Benedict(18)	82,547	*	—		*	82,547	*

Thomas W. Hill(19)	87,597	*	—		*	87,597	*

All Directors and Executive Officers as a Group (12 persons)(20)	1,224,267	1.0%	756,394		*	1,980,661	1.7%

*
Less than 1%.

The percentage of beneficial ownership of (1) Class A Common Stock is based upon 116,607,095 shares issued and outstanding and (2) LP Units is based upon 118,768,470 LP Units outstanding (including 116,607,095 LP Units held by the Company), in each case as of March 24, 2021. Percentage of combined voting power is based upon 118,768,470 votes represented by outstanding securities, consisting of (1) 116,607,095 shares of Class A Common Stock issued and outstanding and (2) 2,161,375 LP Units outstanding and eligible to vote, excluding LP Units held by the Company, in each case as of March 24, 2021. The Company is the general partner of Summit Holdings, which indirectly owns 100% of the limited liability interests of Summit Materials, LLC ("Summit LLC"). Except as otherwise noted, (i) the information is as of March 24, 2021, and (ii) the address of each beneficial owner is c/o Summit Materials, Inc., 1550 Wynkoop Street, 3rd floor, Denver, Colorado 80202. Beneficial ownership is determined in accordance with the rules and regulations of the SEC.

(1)
Subject to the terms of the Exchange Agreement, LP Units are exchangeable for shares of our Class A Common Stock on a one-for-one basis. See "Certain Relationships and Related Person Transactions—Exchange Agreement." Beneficial ownership of LP Units reflected in this table is not reflected as beneficial ownership of shares of our Class A Common Stock for which such units may be exchanged. See "Executive Compensation—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Pre-IPO Long-Term Incentive Awards (Value From Modifications to Eliminate Misalignment Post-IPO)" for a description of the LP Units.

(2)
Represents percentage of voting power of the Class A Common Stock and Class B Common Stock of the Company voting together as a single class and gives effect to voting power of the Class B Common Stock, excluding options that are vested or will vest within 60 days as well as outstanding warrants. The Class B Common Stock provides holders who also hold LP Units with a number of votes that is equal to the aggregate number of LP Units held by such holders. As of

72 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

  March 24, 2021, holders of the LP Units held all of the issued shares of our Class B Common Stock that were outstanding and the total number of votes that were represented by the Class B Common Stock was 2,161,375.

(3)
The number of shares held was obtained from the holder's Schedule 13G/A filing with the SEC on February 10, 2021, which reports ownership as of December 31, 2020. The Schedule 13G/A filing indicates that the holder, The Vanguard Group, Inc. ("Vanguard") has shared power to vote or direct the vote of 116,711 shares of our Common Stock, sole power to dispose or direct the disposition of 9,903,115 shares of our Common Stock, and shared power to dispose or direct the disposition of 211,454 shares of our Common Stock. The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(4)
The number of shares held was obtained from the holder's Schedule 13G/A filing with the SEC on February 1, 2021, which reports ownership as of December 31, 2020. The Schedule 13G/A filing indicates that the holder, BlackRock, Inc. ("BlackRock") had sole power to vote or direct the vote of 8,935,893 shares of our Class A Common Stock and sole power to dispose or to direct the disposition of 9,356,687 shares of our Class A Common Stock. The address of BlackRock is 55 East 52nd Street, New York, NY 10055.

(5)
The number of shares held was obtained from the Schedule 13G/A filing made by FMR LLC ("FMR") and Abigail P. Johnson with the SEC on February 8, 2021, which reports ownership as of December 31, 2020. The Schedule 13G/A indicates that FMR has sole power to vote or direct the vote of 3,339,070 shares of our Class A Common Stock and sole power to dispose or direct the disposition of 9,054,697 shares of our Class A Common Stock. The Schedule 13G/A indicates that Ms. Johnson has sole power to dispose or direct the disposition of 9,054,697 shares of our Class A Common Stock. Members of the Johnson family, including Ms. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940 (the "Investment Act"), to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act ("Fidelity Funds") advised by Fidelity Management & Research Company ("FMR Co"), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds' Boards of Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees. The address of FMR is 245 Summer Street, Boston, Massachusetts 02210.

(6)
The number of shares held was obtained from the Schedule 13G filing made by T. Rowe Price Associates, Inc. ("T. Rowe Price") with the SEC on February 16, 2021, which reports ownership as of December 31, 2020. The Schedule 13G indicates that T. Rowe Price has sole power to vote or direct the vote of 5,869,717 shares of our Class A Common Stock and sole power to dispose or direct the disposition of 6,038,133 shares of our Class A Common Stock. The address of T. Rowe Price is 100 E. Pratt Street, Baltimore, Maryland 21202.

(7)
The number of shares held was obtained from the Schedule 13G filing made by Dimensional Fund Advisors LP ("Dimensional Fund Advisors") with the SEC on February 12, 2021, which reports ownership as of December 31, 2020. The Schedule 13G indicates that T. Rowe Price has sole power to vote or direct the vote of 2,867,238 shares of our Class A Common Stock and sole power to dispose or direct the disposition of 8,030,112 shares of our Class A Common Stock. The Schedule 13G states that T. Rowe Price, an investment adviser registered under Section 203 of the Investment Act, furnishes investment advice to four investment companies registered under the Investment Act, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the "Dimensional Funds"). In certain cases, subsidiaries of Dimensional Fund Advisors may act as an adviser or sub-adviser to certain Dimensional Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors or its subsidiaries (collectively, "Dimensional") may possess voting and/or investment power over the securities of the Issuer that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Dimensional Funds. However, the Schedule 13G states that all securities reported in the Schedule 13G are owned by the Funds, and Dimensional disclaims beneficial ownership of such securities. The address of Dimensional Fund Advisors is 6300 Bee Cave Road, Building One, Austin, Texas 78746.

(8)
Includes 66,000 shares of our Class A Common Stock owned by Ms. Noonan.

(9)
Includes (i) 246,611 options issued to Mr. Lance that are vested or will vest within 60 days, (ii) 135,772 LP Units held by Mr. Lance, and (iii) 3,994 shares of our Class A Common Stock held by Mr. Lance.

(10)
Includes (i) 26,289 shares of our Class A Common Stock owned by Mr. Cantie directly and (ii) 5,100 shares of our Class A Common Stock held by a trust for the benefit of Mr. Cantie, for which Mr. Cantie and his spouse serve as trustees.

(11)
Includes 13,280 shares of our Class A Common Stock owned by Ms. Cooney.

(12)
Includes 18,622 shares of our Class A Common Stock owned by Ms. Ellerbusch.

(13)
Includes (i) 10,220 options issued to Mr. Murphy that are vested or will vest within 60 days, (ii) 4,274 LP Units held by Mr. Murphy and (iii) 7,000 shares of our Class A Common Stock owned by Mr. Murphy.

(14)
Includes 22,738 shares of our Class A Common Stock owned by Ms. Wade.

(15)
Includes 26,266 shares of our Class A Common Stock owned by Mr. Wunning.

(16)
Includes (i) 19,216 options issued to Mr. Harris that are vested or will vest within 60 days, (ii) 119,912 shares of our Class A Common Stock owned by Mr. Harris, and (iii) 332,699 LP Units held by The Harris Family 2014 Trust fbo Michael J. Harris and The Harris Family 2014 Trust fbo Cameron I.J. Harris, trusts for which Mr. Harris' spouse serves as trustee and as to which Mr. Harris could be deemed to have beneficial ownership.

(17)
Includes (i) 430,150 options issued to Mr. Brady that are vested or will vest within 60 days, (ii) 283,649 LP Units held by Mr. Brady, (iii) 31,873 shares of our Class A Common Stock owned by Mr. Brady, and (iv) 6,852 warrants issued to Mr. Brady at the time of our IPO.

(18)
Includes (i) 8,962 options issued to Ms. Lee Benedict that are vested or will vest within 60 days and (ii) 73,585 shares of our Class A Common Stock owned by Ms. Lee Benedict.

(19)
Includes (i) 51,261 options issued to Mr. Hill that are vested or will vest within 60 days, (ii) 21,843 shares of our Class A Common Stock owned by Mr. Hill, and (iii) 14,493 shares of our Class A Common Stock held by the Hill Trust, a trust for which Mr. Hill's spouse serves as trustee and as to which Mr. Hill could be deemed to have beneficial ownership.

(20)
Includes (i) 766,420 options that are vested or will vest within 60 days, (ii) 756,394 LP Units, (iii) 6,852 warrants issued at the IPO and (iv) 450,995 shares of our Class A Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that during the fiscal year ended January 2, 2021, our officers, directors, and greater-than-10% stockholders timely filed all reports required by Section 16(a) of the Exchange Act.

2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 73

USERS' GUIDE

Attending the Annual Meeting of Stockholders

WHO CAN ATTEND THE ANNUAL MEETING?

You are entitled to attend the Annual Meeting on Wednesday, May 19, 2021 only if you were a Summit Materials stockholder at the close of business on March 24, 2021, or you hold a valid proxy.

HOW CAN I ATTEND THE ANNUAL MEETING?

To attend the Annual Meeting via the virtual web conference, please go to www.virtualshareholdermeeting.com/SUM2021 and enter the control number found on your proxy card, voting instruction form or notice you received. As always, we encourage you to vote your shares prior to the Annual Meeting. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us during the Annual Meeting so they can ask questions of our Board or management. During the live Q&A session of the Annual Meeting, we may answer questions as they come in, to the extent relevant to the business of the Annual Meeting, as time permits. If you encounter any difficulties accessing the virtual web conference of the Annual Meeting, please call the numbers listed on the login page. Technical support will be available beginning 15 minutes before the start of the meeting and through the conclusion of the Annual Meeting.

HOW CAN I ACCESS THE ANNUAL MEETING VOTING WEBSITE?

All stockholders can visit the Annual Meeting voting website at www.proxyvote.com. On our Annual Meeting voting website, you can vote your proxy, access copies of our Proxy Statement and Annual Report and other information about Summit Materials, and elect to view future proxy statements and annual reports online instead of receiving paper copies in the mail.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SUMMIT MATERIALS, INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, MAY 19, 2021

THIS NOTICE, OUR PROXY STATEMENT, AND OUR COMBINED ANNUAL REPORT AND ANNUAL REPORT ON
FORM 10-K FOR THE YEAR ENDED JANUARY 2, 2021 ARE AVAILABLE AT WWW.PROXYVOTE.COM.

Who Can Vote and How

WHO IS ENTITLED TO VOTE?

You are entitled to vote at the Annual Meeting on Wednesday, May 19, 2021 only if you were a Summit Materials stockholder of record of our Class A Common Stock and Class B Common Stock (each such designation having par value $0.01 per share) at the close of business on March 24, 2021.

On March 24, 2021, we had 116,607,095 shares of Class A Common Stock outstanding and entitled to vote and 99 shares of Class B Common Stock outstanding and entitled to vote. Holders of shares of our Class A Common Stock and Class B Common Stock vote together as a single class on all matters on which stockholders are entitled to vote generally (except as may be required by law).

Each share of Class A Common Stock is entitled to one vote for each director nominee and one vote for each other item to be voted on at the Annual Meeting. All of the shares of our outstanding Class B Common Stock are currently held by our pre-IPO investors, including certain members of management or their family trusts that directly hold LP Units. A holder of Class B Common Stock is entitled, without regard to the number of shares of Class B Common Stock held by such holder, to a number of votes that is equal to the aggregate number of LP Units held by such holder. As of the record date, the total number of LP Units to which the voting power of the Class B Common Stock relates was 2,161,375.

74 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

A majority of the voting power of Class A Common Stock and Class B Common Stock entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Annual Meeting.

HOW DO I VOTE?

We encourage you to vote your shares in advance of the Annual Meeting, even if you plan on attending the Annual Meeting. If you have already voted prior to the Annual Meeting, you may nevertheless change or revoke your vote at the Annual Meeting.

Vote your shares as follows. In all cases, have your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form in hand and follow the instructions.

  •
  Vote by Internet.  Visit www.proxyvote.com 24/7 to vote by internet using your computer.

  •
  Vote by Telephone.  Stockholders of record can call toll-free 800-690-690324/7 to vote. For beneficial stockholders, please see the voting instruction form 24/7 to vote.

  •
  Vote by Mail.  If you elected to receive a hard copy of your proxy materials, fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage paid envelope.

  •
  Vote During the Annual Meeting via the Internet.  You may attend the Annual Meeting via the Internet and vote during the meeting. Go to www.virtualshareholdermeeting.com/SUM2021, enter the control number found on your proxy card, voting instruction form or notice you received, and follow the instructions available on the meeting website during the meeting.

We encourage you to register to receive all future stockholder communications electronically, instead of in print. This means that, after you register, access to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail.

CAN I CHANGE MY VOTE?

If you own common stock of record, you may change your vote at any time before the polls close at the Annual Meeting. You can do this by:

  •
  Voting again by Internet or telephone prior to 11:59 p.m. Eastern Time on May 18, 2021;

  •
  Signing another proxy card with a later date and returning it prior to the Annual Meeting; or

  •
  Voting again during the Annual Meeting.

A stockholder owning common stock in street name may revoke or change voting instructions by contacting the bank, brokerage firm or other nominee holding the shares or by obtaining a legal proxy from such institution and voting in person at the Annual Meeting.

WHO COUNTS THE VOTES?

We have hired Broadridge Financial Solutions, Inc. to count the votes represented by proxies and cast by ballot, and Broadridge Financial Solutions, Inc. has been appointed to act as Inspector of Election.

WHEN WILL THE VOTING RESULTS BE ANNOUNCED?

We will announce the preliminary voting results during the Annual Meeting. We will report the final results on our website and in a Current Report on Form 8-K filed with the SEC within four days following the meeting.

WILL MY VOTE BE CONFIDENTIAL?

All stockholder proxies, ballots and tabulations that identify stockholders will be maintained in confidence. No such document will be available for examination, and the identity and vote of any stockholder will not be disclosed, except as necessary to meet legal requirements and to allow the inspectors of election to certify the results of the vote.

Business Taking Place at the Annual Meeting

WHICH PROPOSALS ARE BEING VOTED ON AT THE ANNUAL MEETING?
  •
  The election of each of the three nominees to the Board named herein;

  •
  The approval, on a nonbinding advisory basis, of the compensation of our NEOs, as disclosed herein;

2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 75

  •
  The ratification of the appointment of KPMG as our independent registered public accounting firm;

  •
  The approval to amend and restate the Company's 2015 Omnibus Incentive Plan;

  •
  The approval of the Company's 2021 Employee Stock Purchase Plan;

  •
  The approval to amend the Company's Charter to adopt the Declassification Amendment;

  •
  The approval to amend the Company's Charter to adopt the Majority Vote Amendment;

  •
  The approval to amend the Company's Charter to adopt the Federal Forum Selection Amendment; and

  •
  The approval to amend the Company's Charter to adopt the Sponsor Amendment

WHICH PROPOSALS ARE "ROUTINE" AND WHICH ARE "NON-ROUTINE"?

The ratification of KPMG LLP as our independent registered public accounting firm for our fiscal year ending January 1, 2022 is the only routine matter to be presented at the Annual Meeting. The other eight matters are non-routine and brokers will not be allowed to vote on these proposals without specific voting instructions from beneficial owners. We do not expect any additional matters will be brought before the Annual Meeting. However, if other matters are properly presented, the persons named as proxies in the proxy card or their substitutes will vote in their discretion.

HOW MANY VOTES ARE NEEDED TO APPROVE EACH PROPOSAL?

With respect to the election of directors, a nominee for director shall be elected to the Board by a plurality of the votes cast in respect of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. A plurality vote requirement means that the director nominees with the greatest number of votes cast "FOR", even if it is less than a majority, will be elected. You may vote "FOR" or "WITHHOLD" with respect to each nominee. A withhold vote in the election of directors will have the same effect as an abstention. Neither a withhold vote nor a broker non-vote will affect the outcome of the election of directors.

The affirmative vote of a majority of the voting power of common stock present in person or represented by proxy and entitled to vote on the matter is required to (i) ratify the appointment of KPMG as our independent registered public accounting firm, (ii) approve, on a nonbinding advisory basis, the compensation of our NEOs, as disclosed in this Proxy Statement, (iii) approve and adopt the amendment and restatement of the Company's 2015 Omnibus Incentive Plan, and (iv) approve and adopt the Company's 2021 Employee Stock Purchase Plan. You may vote "FOR," "AGAINST," or "ABSTAIN" with respect to these matters. For these matters, abstentions are not counted as affirmative votes but are counted as present at the Annual Meeting and entitled to vote and will have the effect of a vote "against" the matter. Broker non-votes, if any, will have no effect on the outcome of these matters.

The affirmative vote of 66 2/3% of the voting power of all the then-outstanding shares of common stock entitled to vote on the matter is required to approve each of the following amendments to the Company's Charter: (i) the Declassification Amendment; (ii) the Majority Vote Amendment; (iii) the Federal Forum Selection Amendment; and (iv) the Sponsor Amendment. You may vote "FOR," "AGAINST," or "ABSTAIN" with respect to these matters. For these matters, abstentions and broker non-votes, if any, will have the same effect as a vote against the matter.

Proxies

WHO IS SOLICITING MY PROXY?

The Board of Summit Materials is soliciting your proxy to vote at the 2021 Annual Meeting of Stockholders.

HOW CAN I REVOKE MY PROXY?

You can revoke your proxy by sending written notice of revocation to our Chief Legal Officer & Secretary at Summit Materials, Inc., 1550 Wynkoop Street, 3rd Floor, Denver, Colorado 80202, by May 18, 2021.

WHAT IS THE COST OF THIS PROXY SOLICITATION?

The Company will pay the costs of preparing, printing, assembling, and mailing the proxy materials used in the solicitation of proxies. Solicitation may be made by our directors, officers, and employees by mail, email, telephone, or in person. Those individuals will receive no additional compensation for solicitation activities. We have hired Innisfree M&A Incorporated to assist in the solicitation of proxies, who will receive a fee of $20,000, plus reasonable out of pocket costs and expenses, for its services. Broadridge will distribute proxy materials to banks, brokers, and other nominees for forwarding to beneficial owners and will request brokerage houses and other custodians, nominees, and fiduciaries to forward soliciting material to the beneficial owners of the common stock held on the record date by such persons. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials.

76 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Getting Our Proxy Statement and Annual Report

HOW CAN I ACCESS PROXY MATERIALS ONLINE?

This Proxy Statement, the accompanying proxy card, and our 2020 Annual Report are being made available to stockholders online at www.proxyvote.com.

Instead of mailing printed copies of these materials, we will send some of our stockholders a Notice of Internet Availability of Proxy Materials ("Notice"). If you received a Notice and would prefer to receive a paper copy of our proxy materials, follow the instructions included in the Notice to update your preferences. If you elect to receive our future proxy materials electronically, you will receive access to those materials via e-mail unless and until you elect otherwise.

WHY DID MY HOUSEHOLD RECEIVE A SINGLE SET OF PROXY MATERIALS?

SEC rules permit us to deliver a single copy of our 2020 Annual Report and Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This practice benefits both you and Summit Materials, as it eliminates duplicate mailings and reduces our printing and mailing costs. Each stockholder will continue to receive a separate proxy card or voting instruction card.

Your household may have received a single set of proxy materials this year. If you prefer to receive your own copy now or in future years, please request a duplicate set by phone at 1-866-540-7095, online at www.proxyvote.com, or by writing to Summit Materials, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you hold your stock in street name, you may receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings on request. You may need to contact your broker directly if you want to discontinue duplicate mailings to your household. You can also register to receive all future stockholder communications electronically, instead of in print. This means that links to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail. Holders in street name can register for electronic delivery directly with their bank, brokerage firm, or other nominee. Electronic delivery of stockholder communications helps save the Company money by reducing printing and postage costs.

Future Shareholder Proposals and Nominations

RULE 14A-8 SHAREHOLDER PROPOSAL

Under SEC rules, if you want us to include a proposal in our proxy statement for the 2022 Annual Meeting of Stockholders, you must submit it in writing to our Chief Legal Officer & Secretary at Summit Materials, Inc., 1550 Wynkoop Street, 3rd Floor, Denver, Colorado 80202, by December 6, 2021. Any such proposal should comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act. The submission of a shareholder proposal does not guarantee that it will be included in our proxy statement.

PROXY ACCESS NOMINATIONS AND OTHER PROPOSALS/NOMINATIONS

Under our Bylaws, a stockholder wishing to bring director nominations or other business before an annual meeting is required to provide advance written notice to the Chief Legal Officer & Secretary of Summit Materials regarding such nominations or other business and provide the information and satisfy the other requirements set forth in the Bylaws. To be timely, a stockholder who intends to present nominations or a proposal at the 2022 Annual Meeting other than pursuant to Rule 14a-8 must provide the information set forth in the Bylaws no earlier than January 19, 2022 and no later than February 18, 2022. However, if we hold the 2022 Annual Meeting more than 30 days before, or more than 70 days after, the anniversary of the 2021 Annual Meeting date, then the information must be received no earlier than the 120th day prior to the 2022 Annual Meeting date, and not later than the close of business on the later of the 90th day prior to the 2022 Annual Meeting date or the tenth day after public announcement of the 2022 Annual Meeting date. These advance notice provisions do not apply if the stockholder only seeks to include such matters in the proxy statement pursuant to Rule 14a-8.

If a stockholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-4 under the Securities Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. We also reserve the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 77

ANNEX A

RECONCILIATION OF NON-GAAP MEASURES TO GAAP

The following table reconciles our net income to Adjusted EBITDA for the year ended January 2, 2021.

Year ended January 2, 2021

Reconciliation of Net Income (Loss) to Adjusted EBITDA
($ in thousands)

Net income (loss)	$141,240

Interest (income) expense	103,595

Income tax expense (benefit)	(12,185)

Depreciation, depletion and amortization	218,682

EBITDA	$451,332

Accretion	2,638

Loss on debt financings	4,064

Tax receivable agreement benefit	(7,559)

Transaction costs	2,747

Non-cash compensation	28,857

Other	2,957

Adjusted EBITDA	$485,036

The following table reconciles net cash provided by operating activities to free cash flow for year ended January 2, 2021.

Year ended January 2, 2021

($ in thousands)

Net income	$141,240

Non-cash items	235,425

Net income adjusted for non-cash items	376,665

Change in working capital accounts	32,204

Net cash provided by operating activities	408,869

Capital expenditures, net of asset sales	(163,231)

Free cash flow	$245,638

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The table below reconciles our Adjusted EBITDA to Further Adjusted EBITDA and our calculation of Net Debt to arrive at our Net Leverage Ratio for the year ended January 2, 2021.

Year ended January 2, 2021

($ in thousands)
Adjusted EBITDA	$485,036

EBITDA for certain acquisitions (1)	11,448

Further Adjusted EBITDA (2)	$496,484

Long-term debt, including current portion	$1,916,314

Acquisition related liabilities	20,073

Finance leases and other	56,328

Less: Cash and cash equivalents	(418,181)

Net Debt	$1,574,534

Net Leverage Ratio (3)	3.2x

(1)
Under the terms of our credit facilities, we include EBITDA from our acquisitions, net of dispositions, in each fiscal year for periods prior to acquisition.

(2)
Further Adjusted EBITDA is defined as Adjusted EBITDA plus the EBITDA contribution for certain recent acquisitions.

(3)
Net Leverage Ratio is defined as Net Debt divided by Further Adjusted EBITDA.

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ANNEX B

SUMMIT MATERIALS, INC. AMENDED AND RESTATED 2015 OMNIBUS INCENTIVE PLAN

1.    Purpose.    The purpose of the Amended and Restated Summit Materials, Inc. 2015 Omnibus Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company's stockholders.

2.    Definitions.    The following definitions shall be applicable throughout the Plan.

(a)      "Absolute Share Limit" has the meaning given such term in Section 5(b) of the Plan.

(b)      "Affiliate" means (i) any Person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest.

(c)      "Award" means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Other Stock-Based Award granted under the Plan.

(d)      "Board" means the Board of Directors of the Company.

(e)      "Cause" means, in the case of a particular Award, unless the applicable Award agreement states otherwise, a good faith determination of the Committee or its designee that (i) the Company or an Affiliate has "cause" to terminate a Participant's employment or service, as defined in any employment or consulting agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of "Cause" contained therein), any of the following has occurred with respect to a Participant: (A) such Participant has failed to reasonably perform his or her duties to the Service Recipient, or has failed to follow the lawful instructions of the Board or his or her direct superiors, in each case other than as a result of his or her incapacity due to physical or mental illness or injury, in a manner that could reasonably be expected to result in harm (whether financially, reputationally or otherwise) to the Company or an Affiliate, following notice by the Company of such failure, (B) such Participant has engaged or is about to engage in conduct harmful (whether financially, reputationally or otherwise) to the Company or an Affiliate, (C) such Participant has been convicted of, or pled guilty or no contest to, a felony or any crime involving as a material element fraud or dishonesty, (D) the willful misconduct or gross neglect of such Participant that could reasonably be expected to result in harm (whether financially, reputationally or otherwise) to the Company or an Affiliate, (E) the willful violation by such Participant of the Company's written policies that could reasonably be expected to result in harm (whether financially, reputationally or otherwise) to the Company or an Affiliate; (F) such Participant's fraud or misappropriation, embezzlement or misuse of funds or property belonging to the Company or an Affiliate (other than good faith expense account disputes); (G) such Participant's act of personal dishonesty which involves personal profit in connection with such Participant's employment or service with the Company or an Affiliate, or (H) the willful breach by such Participant of fiduciary duty owed to the Company or an Affiliate.

(f)       "Change in Control" means:

  (i)        the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock, taking into account as outstanding for this

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  purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, the exchange of exchangeable stock or units, and the exercise of any similar right to acquire such Common Stock, treating, for the avoidance of doubt, all then-outstanding OP Units as shares of Common Stock assuming the full exchange of then-outstanding OP Units for shares of Common Stock in accordance with the Exchange Agreement (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate, (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate, or (III) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of Persons including the Participant (or any entity controlled by the Participant or any group of Persons including the Participant);

  (ii)       during any period of 24 months, individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

  (iii)      the sale, transfer or other disposition of all or substantially all of the business or assets of the Company and its Subsidiaries, taken as a whole; or

  (iv)      the consummation of a reorganization, recapitalization, merger, consolidation, or other similar transaction involving the Company (a "Business Combination"), unless immediately following such Business Combination, 50% or more of the total voting power of the entity resulting from such Business Combination (or, if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the board of directors (or the analogous governing body) of such resulting entity), is held by the holders of the Outstanding Company Voting Securities immediately prior to such Business Combination.

(g)      "Code" means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(h)      "Committee" means the Compensation Committee of the Board or subcommittee thereof or, if no such Compensation Committee or subcommittee thereof exists, the Board.

(i)        "Common Stock" means the Class A common stock, par value $0.01 per share, of the Company (and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged).

(j)        "Company" means Summit Materials, Inc., a Delaware corporation and any successor thereto.

(k)      "Control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as applied to any Person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(l)        "Date of Grant" means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(m)     "Designated Foreign Subsidiaries" means all Affiliates organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

(n)      "Detrimental Activity" means a good faith determination by the Committee or its designee that a Participant has engaged in any of the following: (i) the breach of any covenants relating to disclosure of confidential or proprietary information, noncompetition, nonsolicitation, non-disparagement or other similar restrictions on conduct contained in any agreement between a Participant and the Company or its Affiliates (including any Award Agreement) or any written policies of the Company or its Affiliates (including those contained in any handbook); or (ii) any activity, including fraud or other conduct contributing to financial

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restatement or accounting irregularities, that the Committee determines in good faith is appropriate to include in any incentive compensation clawback policy adopted by the Committee and as in effect from time to time.

(o)      "Disability" means, unless in the case of a particular Award the applicable Award agreement states otherwise, the Company or an Affiliate having cause to terminate a Participant's employment or service on account of "disability," as defined in any then-existing employment, consulting or other similar agreement between the Participant and the Company or an Affiliate or, in the absence of such an employment, consulting or other similar agreement, a condition entitling the Participant to receive benefits under a long-term disability plan of the Company or an Affiliate, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced. Any determination of whether Disability exists shall be made by the Committee in its sole discretion.

(p)      "Effective Date" means the date the Company's stockholders approve the Plan.

(q)      "Eligible Person" means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act; or (iv) any prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or providing services to the Company or its Affiliates), who, in the case of each of clauses (i) through (iv) above has entered into an Award agreement or who has received written notification from the Committee or its designee that they have been selected to participate in the Plan. Solely for purposes of this Section, "Affiliate" shall be limited to (1) a Subsidiary, (2) any parent corporation of the Company within the meaning of Section 424(e) of the Code ("Parent"), (3) any corporation, trade or business of which 50% or more of the combined voting power of such entity's outstanding securities is directly or indirectly controlled by the Company or any Subsidiary or Parent, (4) any corporation, trade or business which directly or indirectly controls 50% or more of the combined voting power of the outstanding securities of the Company and (5) any other entity in which the Company or any Subsidiary or Parent has a material equity interest and which is designated as an "Affiliate" by the Committee.

(r)       "Employment" or "employment" means, without any inference for federal and other tax purposes, service as a part- or full-time officers, employees, consultants and advisors or Board member of or to the Company or any of its Subsidiaries.

(s)      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(t)       "Exchange Agreement" means the Exchange Agreement, dated as of or about the date of the closing of the initial public offering of the Company among the Company, the Operating Partnership and holders of OP Units from time to time party thereto, as amended from time to time.

(u)      "Exercise Price" has the meaning given such term in Section 7(b) of the Plan.

(v)      "Fair Market Value" means, on a given date, if (i) the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Stock; provided, however, as to any Awards granted on or with a Date of Grant of the date of the pricing of the Company's initial public offering, "Fair Market Value" shall be equal to the per share price the Common Stock is offered to the public in connection with such initial public offering.

(w)      "Immediate Family Members" has the meaning given such term in Section 13(b) of the Plan.

(x)      "Incentive Stock Option" means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(y)      "Indemnifiable Person" has the meaning given such term in Section 4(e) of the Plan.

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(z)      "Minimum Vesting Condition" means, with respect to any Award settled in shares of Common Stock, that vesting of (or lapsing of restrictions on) such Award does not occur earlier than the first anniversary of the Date of Grant, other than (i) in connection with a Change in Control or (ii) as a result of a Participant's death, retirement or Disability or involuntary termination of Employment without cause; provided, however, that notwithstanding the foregoing, Awards that result in the issuance of an aggregate of up to five percent (5%) of the Absolute Share Limit may be granted to any one or more Eligible Persons without respect to such Minimum Vesting Condition. The Minimum Vesting Condition will not prevent the Committee from accelerating the vesting of any Award in accordance with any of the provisions set forth in this Plan.

(aa)    "Nonqualified Stock Option" means an Option which is not designated by the Committee as an Incentive Stock Option.

(bb)    "Non-Employee Director" means a member of the Board who is not an employee of the Company or any Affiliate.

(cc)    "NYSE" means the New York Stock Exchange.

(dd)    "OP Unit" limited partnership interests in the Operating Partnership.

(ee)    "Operating Partnership" means Summit Materials Holdings L.P., a Delaware limited partnership (together with any successor entity thereto).

(ff)      "Option" means an Award granted under Section 7 of the Plan.

(gg)    "Option Period" has the meaning given such term in Section 7(c) of the Plan.

(hh)    "Other Cash-Based Award" means an Award granted under Section 10 of the Plan that is payable without reference to the value of the Common Stock.

(ii)       "Other Stock-Based Award" means an Award granted under Section 10 of the Plan.

(jj)       "Participant" means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to the Plan.

(kk)    "Performance Criteria" means the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, or any combination of the foregoing) and shall be limited to the following, which may be determined in accordance with generally accepted accounting principles ("GAAP") or on a non-GAAP basis: net earnings or net income (before or after taxes); cash flow, including but not limited to operating cash flow or free cash flow; cash and/or funds available for distribution; earnings before interest, taxes, depreciation and amortization ("EBITDA"); growth in EBITDA determined on an annual, multi-year or other basis; deployment of value-adding capital via organic investment or acquisitions; return measures (including, but not limited to, return on assets, investment, capital, invested capital, equity and/or development); share price (including, but not limited to, appreciation, growth measures and total shareholder return on an annual, multi-year or other basis); debt and debt related ratios, including debt to total market capitalization, debt to EBITDA, debt to assets and fixed charge coverage ratios (determined with or without the pro rata share of the Company's ownership interest in co-investment partnerships); net asset value per share; growth in net asset value per share determined on an annual, multi-year or other basis; basic or diluted earnings per share (before or after taxes); expense targets or cost reduction goals, general and administrative expense savings; operating efficiency; working capital targets; measures of economic value added or other "value creation" metrics; enterprise value; competitive market metrics; performance or yield on development or redevelopment projects; objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, dispositions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); market share; operational or performance measurements relative to peers; strategic objectives and related revenue; productivity measures; employee retention; workplace health and safety; objective measures of employee morale and satisfaction; corporate social responsibility measures; environmental safety or compliance metrics; or any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any divisions or operational and/or business units, product lines, brands, business segments, administrative departments of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices.

(ll)       "Permitted Transferee" has the meaning given such term in Section 13(b) of the Plan.

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(mm)  "Person" means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act or any successor provision).

(nn)    "Plan" means this Amended and Restated Summit Materials, Inc. 2015 Omnibus Incentive Plan, as it may be amended from time to time.

(oo)    "Restricted Period" means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(pp)    "Restricted Stock" means Common Stock, subject to certain specified restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(qq)    "Restricted Stock Unit" means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(rr)      "SAR Period" has the meaning given such term in Section 8(c) of the Plan.

(ss)    "Securities Act" means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(tt)      "Service Recipient" means, with respect to a Participant holding a given Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

(uu)    "Special Qualifying Director" means a person who is (i) with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act, a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and (ii) with respect to actions undertaken to comply with the rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, an "independent director" under the rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation.

(vv)    "Stock Appreciation Right" or "SAR" means an Award granted under Section 8 of the Plan.

(ww)   "Strike Price" has the meaning given such term in Section 8(b) of the Plan.

(xx)    "Subsidiary" means, with respect to any specified Person:

  (i)        any corporation, association or other business entity of which more than 50% of the total voting power of shares of such entity's voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders' agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

  (ii)       any partnership (or any comparable foreign entity) (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(yy)    "Substitute Award" has the meaning given such term in Section 5(e) of the Plan.

(zz)    "Sub Plans" means, any sub-plan to this Plan that has been adopted by the Board or the Committee for the purpose of permitting the offering of Awards to employees of certain Designated Foreign Subsidiaries or otherwise outside the United States of America, with each such sub-plan designed to comply with local laws applicable to offerings in such foreign jurisdictions. Although any Sub Plan may be designated a separate and independent plan from the Plan in order to comply with applicable local laws, the Absolute Share Limit shall apply in the aggregate to the Plan and any Sub Plan adopted hereunder.

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(aaa)  "Termination" means the termination of a Participant's employment or service, as applicable, with the Service Recipient, for any reason (including death or Disability).

3.    Effective Date; Duration.    The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4.    Administration.

(a)      The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan), it is intended that each member of the Committee shall, at the time he or she takes any action with respect to an Award under the Plan that is subject to Rule 16b-3, be a Special Qualifying Director. However, the fact that a Committee member shall fail to qualify as a Special Qualifying Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

(b)      Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, shares of Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c)      Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any Subsidiary the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to persons (i) who are members of the Board or (ii) who are subject to Section 16 of the Exchange Act.

(d)      Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e)      No member of the Board, the Committee or any employee or agent of the Company or any Subsidiary (each such person, an "Indemnifiable Person") shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys' fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company's approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the

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Company's choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person's fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company's or any Subsidiary's organizational documents. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(f)       Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5.    Grant of Awards; Shares Subject to the Plan; Limitations.

(a)      The Committee may, from time to time, grant Awards to one or more Eligible Persons. All Awards granted under the Plan shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee, including, without limitation, attainment of Performance Criteria, subject to the Minimum Vesting Condition.

(b)      Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 11 of the Plan, no more than 17,500,000 shares of Common Stock (the "Absolute Share Limit") shall be available for Awards under the Plan (excluding those shares of Restricted Stock received by Participants in exchange for (or redemption of) partnership or limited liability interests contemporaneous with the adoption of the Plan); (ii) subject to Section 11 of the Plan, no more than the number of shares of Common Stock equal to the Absolute Share Limit may be delivered in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan; and (iii) the maximum number of shares of Common Stock subject to Awards granted during a single fiscal year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the fiscal year, shall not exceed $1,000,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any Award granted in a previous fiscal year).

(c)      Other than with respect to Substitute Awards, to the extent that an Award expires or is canceled, forfeited or terminated, in whole or in part, (including, without limitation, for failure to achieve service vesting and/or performance vesting conditions) without issuance to the Participant of shares of Common Stock to which the Award related or cash or other property in lieu thereof, the unissued shares of Common Stock will again be available for grant under the Plan. The issuance of Shares or the payment of cash upon the exercise of an Award or in consideration of the cancellation or termination of an Award shall reduce the total number of Shares available under the Plan, as applicable. If Shares are not issued or are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such Shares will not be added back to the aggregate number of Shares with respect to which Awards may be granted under the Plan, but rather will count against the aggregate number of Shares with respect to which Awards may be granted under the Plan. When an Option or Stock Appreciation Right is granted under the Plan, the number of Shares subject to the Option or Stock Appreciation Right will be counted against the aggregate number of Shares with respect to which Awards may be granted under the Plan as one Share for every Share subject to such Option or Stock Appreciation Right, regardless of the actual number of Shares (if any) used to settle such Option or Stock Appreciation Right upon exercise.

(d)      Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase or a combination of the foregoing.

(e)      Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines ("Substitute Awards"). Substitute Awards shall not be counted against the Absolute Share Limit; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for delivery under the Plan.

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6.    Eligibility.    Participation in the Plan shall be limited to Eligible Persons.

7.    Options.

(a)    General.    Each Option granted under the Plan shall be evidenced by an Award agreement, in written or electronic form, which agreement need not be the same for each Participant. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholder of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b)    Exercise Price.    Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price ("Exercise Price") per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the Exercise Price per share shall be no less than 110% of the Fair Market Value per share on the Date of Grant.

(c)    Vesting and Expiration; Termination.

(i)        Options shall vest and become exercisable in such manner and on such date or dates or upon such events determined by the Committee and shall expire after such period, not to exceed 10 years, as may be determined by the Committee (the "Option Period"); provided, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company's insider trading policy (or Company-imposed "blackout period"), the Option Period shall be automatically extended until the 30th day following the expiration of such prohibition; provided, however, that in no event shall the Option Period exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate.

(ii)       The terms and conditions with respect to the treatment of Options in the event of a Participant's Termination shall be determined by the Committee and reflected in the applicable Award agreement.

(d)    Method of Exercise and Form of Payment.    No shares of Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local and non-U.S. income and employment and any other applicable taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company (or telephonic instructions to the extent provided by the Committee) in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest; or (ii) by such other method as the Committee may permit in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price or (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted "cashless exercise" pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) a "net exercise" procedure effected by withholding the minimum number of shares of Common Stock otherwise deliverable in respect of an Option that are needed to pay the Exercise Price and all applicable required withholding and any other applicable taxes, except as otherwise provided in Section 13(d). Any fractional shares of Common Stock shall be settled in cash.

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(e)    Notification upon Disqualifying Disposition of an Incentive Stock Option.    Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Common Stock.

(f)    Compliance With Laws, etc.    Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8.    Stock Appreciation Rights.

(a)    General.    Each SAR granted under the Plan shall be evidenced by an Award agreement, in written or electronic form, which agreement need not be the same for each Participant. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b)    Strike Price.    Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price ("Strike Price") per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option.

(c)    Vesting and Expiration.

(i)        A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates or upon such events determined by the Committee and shall expire after such period, not to exceed 10 years, as may be determined by the Committee (the "SAR Period"); provided, that if the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company's insider trading policy (or Company-imposed "blackout period"), the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition.

(ii)       The terms and conditions with respect to the treatment of SARs in the event of a Participant's Termination shall be determined by the Committee and reflected in the applicable Award agreement.

(d)    Method of Exercise.    SARs which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.

(e)    Payment.    Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any Federal, state, local and non-U.S. income, employment and any other applicable taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.

(f)    Substitution of SARs for Nonqualified Stock Options.    The Committee shall have the authority in its sole discretion to substitute, without the consent of the affected Participant or any holder or beneficiary of SARs, SARs settled in shares of Common Stock (or settled in shares or cash in the sole discretion of the Committee) for outstanding Nonqualified Stock Options, provided that (i) the substitution shall not otherwise result in a modification of the terms of any such Nonqualified Stock Option, (ii) the number of shares of Common Stock underlying the substituted SARs shall be the same as the number of shares of Common Stock underlying such Nonqualified Stock Options and (iii) the Strike Price of the substituted SARs shall be equal to the Exercise Price of such Nonqualified Stock Options; provided, however, that if, in the opinion of the Company's independent public auditors, the foregoing provision creates adverse accounting consequences for the Company, such provision shall be considered null and void.

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9.    Restricted Stock and Restricted Stock Units.

(a)    General.    Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement, in written or electronic form, which agreement need not be the same for each Participant. Each Restricted Stock and Restricted Stock Unit so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

(b)    Stock Certificates and Book Entry; Escrow or Similar Arrangement.    Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued or shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company's directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 13(a) of the Plan or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock and to receive any dividends payable on such shares of Restricted Stock. To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

(c)    Vesting; Acceleration of Lapse of Restrictions.

  (i)        The Restricted Period with respect to Restricted Stock and Restricted Stock Units shall lapse in such manner and on such date or dates or upon such events determined by the Committee.

  (ii)       The terms and conditions with respect to the treatment of Restricted Stock and Restricted Stock Units in the event of a Participant's Termination shall be determined by the Committee and reflected in the applicable Award agreement.

(d)    Delivery of Restricted Stock and Settlement of Restricted Stock Units.

  (i)        Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate (or, if applicable, a notice evidencing a book entry notation) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share).

  (ii)       Unless otherwise provided by the Committee in an Award agreement or otherwise, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit granted pursuant to the applicable Award Agreement; provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock in respect of such Restricted Stock Units or (ii) defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units. To the extent provided in an Award agreement, the holder of outstanding Restricted Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends (and interest may, at the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying Restricted Stock Units are settled following the release of restrictions on such Restricted Stock Units, and, if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments.

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(e)    Legends on Restricted Stock.    Each certificate representing Restricted Stock awarded under the Plan, if any, shall bear a legend substantially in the form of the following, in addition to any other information the Company deems appropriate, until the lapse of all restrictions with respect to such shares of Common Stock:

  TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE AMENDED AND RESTATED SUMMIT MATERIALS, INC. 2015 OMNIBUS INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, BETWEEN SUMMIT MATERIALS, INC. AND PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF SUMMIT MATERIALS, INC.

10.    Other Stock-Based Awards and Other Cash-Based Awards.

(a)      The Committee may issue unrestricted Common Stock, rights to receive grants of Awards at a future date, other Awards denominated in Common Stock (including, without limitation, performance shares or performance units, or other Awards denominated in cash (including cash bonuses)), under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Other Stock-Based Award or Other Cash-Based Award, as applicable, granted under the Plan shall be evidenced by an Award agreement, in written or electronic form, which agreement need not be the same for each Participant, or as otherwise determined by the Committee. Each Other Stock-Based Award or Cash-Based Award, as applicable, so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

(b)      The terms and conditions with respect to the treatment of Other Stock-Based Awards in the event of a Participant's Termination shall be determined by the Committee and reflected in the applicable Award agreement.

11.    Changes in Capital Structure and Similar Events.    In the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation, any or all of the following:

  (i)        adjusting any or all of (A) the Absolute Share Limit, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder, (B) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (C) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria);

  (ii)       providing for a substitution or assumption of Awards (or awards of an acquiring company), accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time (which shall not be required to be more than 10 days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event); and

  (iii)      cancelling any one or more outstanding Awards and causing to be paid to the holders holding vested Awards (including any Awards that would vest as a result of the occurrence of such event but for such cancellation) the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor);

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provided, however, that in the case of any "equity restructuring" (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 11 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Any such adjustment shall be conclusive and binding for all purposes. Payments to holders pursuant to clause (iii) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Common Stock covered by the Award at such time (less any applicable Exercise Price or Strike Price). In addition, prior to any payment or adjustment contemplated under this Section 11, the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his Awards, (B) bear such Participant's pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Stock, (C) deliver customary transfer documentation as reasonably determined by the Committee and (D) satisfy any applicable tax withholding obligations.

12.    Amendments and Termination.

(a)    Amendment and Termination of the Plan.    The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if (i) such approval is necessary to comply with any regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or quoted or for changes in GAAP to new accounting standards), (ii) it would materially increase the number of securities which may be issued under the Plan (except for increases pursuant to Section 5 or 11), or (iii) it would materially modify the requirements for participation in the Plan; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 12(b) without stockholder approval.

(b)    Amendment of Award Agreements.    The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively (including after a Participant's Termination from the Company); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without stockholder approval, except as otherwise permitted under Section 11 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash payment that is greater than the value of the cancelled Option or SAR, and (iii) the Committee may not take any other action which is considered a "repricing" for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

13.    General.

(a)    Award Agreements.    Each Award under the Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, Disability or Termination of a Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate or a letter) evidencing the Award. The Committee need not require an Award agreement to be signed by the Participant or a duly authorized representative of the Company.

(b)    Nontransferability.    (i) Each Award shall be exercisable only by a Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant (including, without limitation, except as may be prohibited by applicable law, pursuant to a domestic relations order) other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

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  (i)        Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to: (A) any person who is a "family member" of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the Securities and Exchange Commission (collectively, the "Immediate Family Members"); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) a beneficiary to whom donations are eligible to be treated as "charitable contributions" for federal income tax purposes;

  (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a "Permitted Transferee"); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

  (ii)       The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the Termination of the Participant from the Company or an Affiliate under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.

(c)    Dividends and Dividend Equivalents.    The Committee in its sole discretion may provide a Participant as part of an Award with dividends or dividend equivalents, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, that no dividends or dividend equivalents shall be payable in respect of outstanding (i) Options or SARs or (ii) unearned Awards subject to performance conditions (other than or in addition to the passage of time and other than Awards structured as Restricted Stock) (although dividends and dividend equivalents may be accumulated in respect of unearned Awards and paid within 15 days after such Awards are earned and become payable or distributable).

(d)    Tax Withholding.

  (i)        A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock, other securities or other property) of any required withholding or any other applicable taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding or any other applicable taxes.

  (ii)       Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) owned by the Participant having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability, provided that with respect to shares withheld pursuant to clause (B), the number of such shares may not have a Fair Market Value greater than the minimum required statutory withholding liability, unless the Committee, in its sole discretion, pursuant to an Award agreement or otherwise, expressly determines to allow Participants to satisfy, in whole or in part, any additional applicable withholding taxes payable by them with respect to an Award by having the Company withhold from the shares of Common Stock otherwise issuable or deliverable to, or that would otherwise be retained by, a Participant upon the grant, exercise, vesting or settlement of the Award, as applicable, shares of Common Stock having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding

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  liability (but such withholding may in no event be in excess of the maximum statutory withholding amount(s) in a Participant's relevant tax jurisdictions).

(e)    No Claim to Awards; No Rights to Continued Employment; Waiver.    No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award agreement, except to the extent of any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(f)    International Participants.    With respect to Participants who reside or work outside of the United States of America, the Committee may in its sole discretion amend the terms of the Plan or Sub-Plans or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

(g)    Designation and Change of Beneficiary.    Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(h)    Termination.    Except as otherwise provided in an Award agreement, unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with one Service Recipient to employment or service with another Service Recipient (or vice-versa) shall be considered a Termination; and (ii) if a Participant undergoes a Termination of employment, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity, such change in status shall not be considered a Termination for purposes of the Plan. Further, unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant's employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction.

(i)    No Rights as a Stockholder.    Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares have been issued or delivered to that person.

(j)    Government and Other Regulations.

  (i)        The obligation of the Company to settle Awards in shares of Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other

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  restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the Federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted and any other applicable Federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on certificates representing shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate delivered under the Plan in book-entry form to be held subject to the Company's instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

  (ii)       The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company's acquisition of shares of Common Stock from the public markets, the Company's issuance of Common Stock to the Participant, the Participant's acquisition of Common Stock from the Company and/or the Participant's sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(k)    No Section 83(b) Elections Without Consent of Company.    No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

(l)    Payments to Persons Other Than Participants.    If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(m)    Nonexclusivity of the Plan.    Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(n)    No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(o)    Reliance on Reports.    Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.

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(p)    Relationship to Other Benefits.    No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan or as required by applicable law.

(q)    Governing Law.    The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware (or, if the Company or its successor hereunder ceases to be organized in Delaware, then the internal laws of the state or other jurisdiction of incorporation) applicable to contracts made and performed wholly within the State of Delaware (or such other jurisdiction described above), without giving effect to the conflict of laws provisions thereof.

(r)    Severability.    If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(s)    Obligations Binding on Successors.    The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(t)    409A of the Code.

  (i)        Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of this Plan comply with Section 409A of the Code, and all provisions of this Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with this Plan or any other plan maintained by the Company (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered "deferred compensation" subject to Section 409A of the Code, references in the Plan to "termination of employment" (and substantially similar phrases) shall mean "separation from service" within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as separate payments.

  (ii)       Notwithstanding anything in the Plan to the contrary, if a Participant is a "specified employee" within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are "deferred compensation" subject to Section 409A of the Code and which would otherwise be payable upon the Participant's "separation from service" (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six months after the date of such Participant's "separation from service" or, if earlier, the Participant's date of death. Following any applicable six month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

  (iii)      Unless otherwise provided by the Committee in an Award agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered "deferred compensation" subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of "Disability" pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.

(u)    Clawback/Forfeiture.    Notwithstanding anything to the contrary contained herein, an Award agreement may provide that the Committee may in its sole discretion cancel such Award if the Participant, without the consent of the Company, while employed by or providing services to the Company or any Affiliate or after Termination, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise has engaged in or engages in other Detrimental Activity that is in conflict with or adverse to the interests of any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. The Committee may also provide in an Award agreement that if the Participant otherwise has engaged in or engages in any activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of such Award, and must repay the gain to the Company. The Committee may also provide in an Award agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement,

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mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company. Without limiting the foregoing, all Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law.

(v)    Expenses; Gender; Titles and Headings.    The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

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ANNEX C

SUMMIT MATERIALS, INC. 2021 EMPLOYEE STOCK PURCHASE PLAN

1.    Purpose and Term.

(a)   The purpose of the Summit Materials, Inc. 2021 Employee Stock Purchase Plan, as it may be amended and/or restated from time to time (the "Plan"), is to give Eligible Employees of the Company and its Designated Companies an opportunity to purchase shares of Common Stock and to promote its best interests and enhance its long-term performance. The Company intends for each Offering to either (i) qualify as being under an "employee stock purchase plan" under Code Section 423 (each such Offering, a "Section 423 Offering") or (ii) not comply with the requirements of Code Section 423 (each such Offering, a "Non-Section 423 Offering"). The Plan shall be construed so as to comply with the requirements of Code Section 423 with respect to Section 423 Offerings. Any provisions required to be included in the Plan under Code Section 423 are hereby included as fully as though set forth in the Plan. Any Non-Section 423 Offerings may, but are not required to, be made pursuant to any rules, procedures, or sub-plans (collectively, "Sub-Plans") adopted by the Committee for such purpose.

(b)   The effective date of the Plan shall be May 19, 2021 (the "Effective Date"). The term of the Plan shall continue until terminated by the Board pursuant to Section 13 or the date on which all of the shares of Common Stock available for issuance under the Plan have been issued.

2.    Certain Definitions.

Any term not expressly defined in the Plan but defined for purposes of Code Section 423 will have the same definition herein. In addition to terms defined elsewhere in the Plan, the following terms shall have the meanings given below unless the Committee determines otherwise:

(a)   "Affiliate" means any entity, other than a Subsidiary, that directly or through one or more intermediaries is controlled by, or is under common control with, the Company, as determined by the Committee.

(b)   "Applicable Law" means any applicable laws, rules and regulations (or similar guidance), including but not limited to the General Corporation Law of the State of Delaware, the Securities Act, the Exchange Act, the Code and the listing or other rules of any applicable stock exchange, and the applicable laws of any foreign country or jurisdiction where Purchase Rights are, or will be, granted. References to any applicable laws, rules and regulations, including references to any sections or other provisions of applicable laws, rules and regulations, also refer to any successor or amended provisions thereto unless the Committee determines otherwise. Further, references to any section of a law shall be deemed to include any regulations or other interpretive guidance under such section, unless the Committee determines otherwise.

(c)   "Board" means the Board of Directors of the Company.

(d)   "Change in Control" shall have the meaning given such term in the Summit Materials, Inc. 2015 Omnibus Incentive Plan or any successor plan thereto, in each case, as amended and/or restated from time to time (the "Omnibus Incentive Plan").

(e)   "Code" means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or U.S. Treasury Regulation thereunder will include such section or regulation, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(f)    "Committee" means the Compensation Committee of the Board, which has authority to administer the Plan pursuant to Section 3. All references to the Committee in the Plan shall include any administrator to which the Committee has delegated any part of its responsibilities and powers pursuant to Section 3(b).

(g)   "Common Stock" means the shares of Class A common stock of the Company, par value $0.01 per share, and any successor securities.

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(h)   "Company" means Summit Materials, Inc., a Delaware corporation, and any successor thereto.

(i)    "Compensation" means, unless otherwise determined by the Committee, a Participant's cash earnings, including base salary, wages, bonuses, commissions and other forms of incentive compensation (but excluding gifts, prizes, awards, relocation payments, severance, tips, gratuities, or similar elements of compensation), determined as of the date of the Contribution or such other date or dates as may be determined by the Committee. The Committee may, in its discretion, on a uniform and nondiscriminatory basis, establish a different definition of Compensation for an Offering.

(j)    "Contributions" means the amount of Compensation contributed by a Participant through payroll deductions to fund the exercise of a Purchase Right; provided, however, that "Contributions" may also include other payments that the Committee may permit a Participant to make to fund the exercise of a Purchase Right to the extent payroll deductions are not permitted by Applicable Law, as determined by the Company in its sole discretion.

(k)   "Designated Company" means any Subsidiary or Affiliate, whether now existing or existing in the future, that has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan. The Committee may designate Subsidiaries or Affiliates as Designated Companies in a Non-Section 423 Offering. For purposes of a Section 423 Offering, only the Company and its Subsidiaries may be Designated Companies; provided, however, that at any given time, a Subsidiary that is a Designated Company under a Section 423 Offering will not be a Designated Company under a Non-Section 423 Offering.

(l)    "Eligible Employee" means any Employee of the Company or a Designated Company, unless otherwise determined by the Committee; provided, however, that the Committee may determine prior to any Offering Period that Employees outside the United States who are participating in a separate Offering or in separate Offerings shall be "Eligible Employees", if and to the extent required by Applicable Law, even if they do not meet the requirements as may be determined by the Committee with respect to Employees in the United States; provided, further, that the Committee, in its discretion, from time to time may, prior to the Offering Period for all Purchase Rights to be granted on the first day of such Offering Period in an Offering determine (for each Section 423 Offering, on a uniform and nondiscriminatory basis or as otherwise permitted by U.S. Treasury Regulation Section 1.423-2) that the definition of Eligible Employee will or will not include an individual if such individual: (A) has not completed a minimum period of service (as may be determined by the Committee in its discretion) since such individual's last hire date, (B) customarily works less than a minimum number of hours per week (as may be determined by the Committee in its discretion), (C) customarily works less than a minimum number of months per calendar year (as may be determined by the Committee in its discretion), (D) is a highly compensated employee within the meaning of Code Section 414(q), or (E) is a highly compensated employee within the meaning of Code Section 414(q) with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act (provided, that the exclusion is applied with respect to each Section 423 Offering in an identical manner to all highly compensated employees of the Company or a Designated Company, as applicable, whose employees are participating in such Offering).

No Employee shall be granted a Purchase Right under the Plan if, immediately after such grant, the Employee would own or hold options to purchase stock of the Company or a Related Corporation possessing 5% or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Code Section 423(b)(3). For these purposes, the attribution rules of Code Section 424(d) shall apply in determining the stock ownership of such Employee. For purposes of a Non-Section 423 Offering, the provisions of Section 5(i) shall apply.

(m)  "Employee" means an employee of the Company or a Subsidiary or Affiliate. For the purposes herein, the existence of an employment relationship will be determined in accordance with U.S. Treasury Regulation Section 1.421-l(h).

(n)   "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

(o)   "Fair Market Value" means, unless the Committee determines otherwise, on a given date (i) if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last-sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, then Fair Market Value shall be determined by the Committee in good faith to be the fair market value of the Common Stock. Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the Fair Market Value of the Common Stock subject to a Purchase Right shall be inconsistent with Code Section 423 in the case of a Section 423 Offering.

(p)   "Grant Date" means the date of grant of a Purchase Right. The Grant Date shall be the first day with respect to each Offering Period.

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(q)   "Initial Offering Period" means the initial Offering Period that begins and ends on the dates determined by the Committee.

(r)    "Offering" means a grant of Purchase Rights to purchase shares of Common Stock under the Plan. Each Offering will be a Section 423 Offering or a Non-Section 423 Offering. Unless otherwise specified by the Committee, each Offering shall be deemed a separate Offering, even if the dates and other terms of the applicable Offering Periods of each such Offering are identical, and the provisions of the Plan will separately apply to each such Offering. With respect to Section 423 Offerings, the terms of each Offering need not be identical; provided, that the terms of the Plan and an Offering together satisfy Code Section 423 and the U.S. Treasury Regulations thereunder; provided, however, that a Non-Section 423 Offering is not required to satisfy such regulations.

(s)   "Offering Period" means any period, including the Initial Offering Period, with respect to which a Purchase Right may be granted; provided that in no event shall an Offering Period be greater than 27 months. Following commencement of the Initial Offering Period, a new Offering Period shall begin. Notwithstanding the foregoing, the Committee shall have the power to change the frequency and duration of the Offering Periods with respect to any Offering as it deems appropriate from time to time.

(t)    "Outstanding Company Common Stock" has the meaning assigned to such term under the Omnibus Incentive Plan.

(u)   "Parent" means any present or future corporation that is or which would be a "parent corporation" of the Company as that term is defined in Code Section 424.

(v)   "Participant" means an Eligible Employee who is a participant in the Plan.

(w)  "Purchase Date" means the date of exercise of a Purchase Right. The Purchase Date shall be the Purchase Period End Date with respect to each Purchase Period.

(x)   "Purchase Period" means, unless otherwise determined by the Committee, each six-month period during which an Offering is made to Eligible Employees pursuant to the Plan. There shall be one Purchase Period in each Offering Period, with such Purchase Periods beginning and ending on the dates determined by the Committee or its designees in its or their discretion. Notwithstanding the foregoing, the first Purchase Period in the Initial Offering Period shall begin and end on the dates determined by the Committee or its designees in its or their discretion, as applicable. Further, the Committee shall have the power to change the duration of Purchase Periods (including the Purchase Period Start Date and the Purchase Period End Date for any Purchase Period) with respect to any Offering; provided that such change is announced a reasonable period of time prior to the effective date of such change; provided, further, that in no event shall a Purchase Period be greater than 27 months.

(y)   "Purchase Period End Date" means the last day of each Purchase Period. Unless otherwise determined by the Committee, there shall be one Purchase Period End Date in each Offering Period.

(z)   "Purchase Period Start Date" means the first day of each Purchase Period. Unless otherwise determined by the Committee, there shall be one Purchase Period Start Date in each Offering Period.

(aa) "Purchase Price" means the price per share of Common Stock subject to a Purchase Right, as determined in accordance with Section 6(b).

(bb) "Purchase Right" means an option granted hereunder which entitles a Participant to purchase shares of Common Stock in accordance with the terms of the Plan.

(cc) "Related Corporation" means a Parent or Subsidiary.

(dd) "Securities Act" means the U.S. Securities Act of 1933, as amended.

(ee) "Subsidiary" means any present or future corporation that is or would be a "subsidiary corporation" of the Company as that term is defined in Code Section 424.

(ff)   "Tax-Related Items" means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising in relation to a Participant's participation in the Plan.

3.    Administration.

(a)   The Plan shall be administered by the Committee, unless the Board elects to assume administration of the Plan in whole or in part. References to the "Committee" include the Board if it is acting in an administrative capacity with respect to the Plan. Committee members shall be intended to qualify as "independent directors" (or terms of similar meaning) if and to the extent

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required under Applicable Law. However, the fact that a Committee member shall fail to qualify as an independent director shall not invalidate any Purchase Right or other action taken by the Committee under the Plan.

(b)   In addition to action by meeting in accordance with Applicable Law, any action of the Committee may be taken by a written instrument signed by all of the members of the Committee and any action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. Subject to the provisions of the Plan and Applicable Law, the Committee shall have full and final authority, in its discretion, to take any action with respect to the Plan, including, without limitation, the following: (i) to establish, amend and rescind rules and regulations for the administration of the Plan; (ii) to prescribe the form(s) of any agreements or other instruments used in connection with the Plan; (iii) to determine the terms and provisions of the Purchase Rights; (iv) to determine eligibility and adjudicate all disputed claims filed under the Plan, including whether Eligible Employees shall participate in a Section 423 Offering or a Non-Section 423 Offering and which Subsidiaries and Affiliates shall be Designated Companies participating in either a Section 423 Offering or a Non-Section 423 Offering; (v) reconcile any inconsistency in, correct any defect in, and/or supply any omission in the Plan and any instrument or agreement relating to, or Purchase Rights granted under, the Plan; and (vi) to construe and interpret the Plan, the Purchase Rights, the rules and regulations, and the agreements or other written instruments, and to make all other determinations necessary or advisable for the administration of the Plan, including, without limitation, the adoption of such Sub-Plans as are necessary or appropriate to permit the participation in the Plan by Eligible Employees who are foreign nationals or employed outside the United States, as further set forth in Section 3(c) below. Every finding, decision and determination made by the Committee will, to the full extent permitted by Applicable Law, be final and binding upon all parties. Except to the extent prohibited by the Plan or Applicable Law, and subject to such terms and conditions as may be established by the Committee, the Committee may appoint one or more agents to assist in the administration of the Plan and may delegate any part of its responsibilities and powers to any such person or persons appointed by it. No member of the Board or Committee, as applicable, shall be liable while acting as administrator for any action or determination made in good faith with respect to the Plan or any Purchase Right granted thereunder.

(c)   Notwithstanding any provision to the contrary in this Plan, the Committee may adopt such Sub-Plans relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States, the terms of which Sub-Plans may take precedence over other provisions of this Plan, with the exception of Section 4, but unless otherwise superseded by the terms of such Sub-Plan, the provisions of this Plan shall govern the operation of such Sub-Plan. To the extent inconsistent with the requirements of Code Section 423, any such Sub-Plan shall be considered part of a Non-Section 423 Offering, and Purchase Rights granted thereunder shall not be required by the terms of the Plan to comply with Code Section 423. Without limiting the generality of the foregoing, the Committee is authorized to adopt Sub-Plans for particular non-U.S. jurisdictions that modify the terms of the Plan to meet applicable local requirements regarding, without limitation, (i) eligibility to participate, (ii) the definition of Compensation, (iii) the dates and duration of Offering Periods or Purchase Periods or other periods during which Participants may make Contributions towards the purchase of shares of Common Stock, (iv) the method of determining the Purchase Price and the discount from Fair Market Value at which shares of Common Stock may be purchased, (v) any minimum or maximum amount of Contributions a Participant may make during an Offering Period or other specified period under the applicable Sub-Plan, (vi) the treatment of Purchase Rights upon a Change in Control or a change in capitalization of the Company, (vii) the handling of payroll deductions, (viii) establishment of bank, building society or trust accounts to hold Contributions, (ix) payment of interest, (x) conversion of local currency, (xi) obligations to pay payroll tax, (xii) determination of beneficiary designation requirements, (xiii) withholding procedures, and (xiv) handling of share issuances.

4.    Shares Subject to Plan; Limitations on Purchases and Purchase Rights.

(a)    Shares Subject to Plan.    The aggregate number of shares of Common Stock available for the issuance of shares pursuant to the Plan shall be no more than 5,500,000 shares (the "Plan Share Reserve"), subject to adjustment pursuant to Section 10. Shares of Common Stock distributed pursuant to the Plan shall be authorized but unissued shares, treasury shares or shares purchased on the open market or by private purchase. For avoidance of doubt, up to the maximum number of shares of Common Stock reserved under this Section 4(a) may be used to satisfy purchases of shares of Common Stock under Section 423 Offerings and any remaining portion of such maximum number of shares of Common Stock may be used to satisfy purchases of shares of Common Stock under Non-Section 423 Offerings. The Company hereby reserves sufficient authorized shares of Common Stock to provide for the exercise of Purchase Rights. In the event that any Purchase Right expires unexercised or is terminated, surrendered or canceled without being exercised, in whole or in part, for any reason, the number of shares of Common Stock subject to such Purchase Right shall again be available for issuance under the Plan and shall not reduce the aggregate number of shares of Common Stock available for the grant of Purchase Rights or issuance under the Plan.

(b)    Limitations on Purchases and Purchase Rights.    If, on a given Purchase Period End Date, the number of shares of Common Stock with respect to which Purchase Rights are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable, and in no event shall the number of shares offered for purchase during any Offering Period exceed the number of shares then available under the Plan. In connection with each Offering, the

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maximum number of shares of Common Stock that may be purchased by any single Participant pursuant to such Offering shall not exceed 3,000 shares, subject to adjustment pursuant to Section 10, unless otherwise determined by the Committee. In addition, in connection with each Offering, the Committee may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering. Further, in connection with each Offering that contains more than one Purchase Date, the Committee may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any or each Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Committee action otherwise, the Company shall make a pro rata allocation of the shares available in as uniform a manner as shall be practicable and as it shall determine to be equitable. In the event that any pro rata allocation is made pursuant to this Section 4(b), any Contributions of a Participant not applied to the purchase of shares during such Offering Period shall be returned to such Participant (without interest, unless otherwise required by Applicable Law). Notwithstanding the foregoing, the Committee has authority, by resolution or otherwise, to modify the limitations on the number of shares of Common Stock that may be purchased by a Participant in any particular Offering Period or any particular Purchase Period.

5.    Eligibility and Participation; Payroll Deductions.

(a)    General.    Purchase Rights may only be granted to Eligible Employees.

(b)    Initial Eligibility.    Any Eligible Employee who has completed any minimum period of employment as may be required by the Committee and is employed by the Company or a Designated Company on the date such Eligible Employee's participation in the Plan is to become effective shall be eligible to be a Participant during any Offering Period that begins on or after the end of such minimum required employment period, if applicable. An Employee who becomes an Eligible Employee on or after the Grant Date will not be eligible to participate in such Offering Period but may participate in any subsequent Offering Period; provided, that such Employee is still an Eligible Employee as of the Grant Date of such subsequent Offering Period.

(c)    Leave of Absence.    For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an Employee for the first 90 days of such leave of absence and such Employee's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such Employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day or unless such Employee has a right to reemployment that is guaranteed either by statute or contract (including, for avoidance of doubt, any guaranteed right to reemployment provided under any non-U.S. law, contract or policy). Termination by the Company of any Employee's leave of absence, other than termination of such leave of absence on return to full-time or part-time employment, shall terminate an Employee's employment for all purposes of the Plan and shall terminate such Employee's participation in the Plan and right to exercise any Purchase Right, unless such Employee has a right to reemployment that is guaranteed either by statute or contract.

(d)   Commencement of Participation. An Eligible Employee shall become a Participant by completing an authorization for Contributions on the form provided by the Company (and such other documents as may be required by the Committee) and delivering such forms and documents to the Company or an agent designated by the Company on or before the date set therefor by the Committee, which date shall be prior to the Grant Date for the applicable Offering Period. Contributions for a Participant during an Offering Period shall commence on the applicable Purchase Period Start Date when the Participant's authorization for a Contribution becomes effective and shall continue for successive Purchase Periods during which the Participant is eligible to participate in the Plan, unless authorizations are withdrawn or participation is terminated, as provided in Section 8.

(e)    Amount of Contributions; Determination of Compensation.    At the time a Participant files an authorization for Contributions, a Participant shall elect to have deductions or other Contributions made from the Participant's pay on each payday while participating in an Offering Period at a rate of not less than 1% nor more than 15% (in whole percentages only) of Compensation. Such Compensation rates shall be determined by the Committee in a nondiscriminatory manner consistent with the provisions of Code Section 423 in the case of a Section 423 Offering.

(f)    Participant's Account; No Interest.    All Contributions made by a Participant shall be credited to the Participant's account under the Plan. A Participant may not make any separate cash payment into such account except when on leave of absence and then only as provided in Section 5(h) or unless otherwise required by Applicable Law. In no event shall interest accrue on any Contributions made by a Participant, unless otherwise required by Applicable Law.

(g)    Changes in Payroll Deductions.    A Participant may withdraw, terminate or discontinue participation in the Plan as provided in Section 8, but no other change can be made during an Offering Period and, specifically, a Participant may not alter the amount of Contributions for that Offering Period; provided, that a Participant may reduce the amount of Contributions for an Offering Period one time during such Offering Period (no later than 30 days prior to the end of the Offering Period). Notwithstanding the foregoing, to the extent necessary to comply with the limitation of Code Section 423(b)(8), or Section 2(l),

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Section 4 and/or Section 12(a) of the Plan, a Participant's Contribution election may be decreased, including decreased to 0%, at any time during an Offering Period. In such event, Contributions shall continue at the newly elected rate with respect to the next Offering Period, unless otherwise provided under the terms of the Plan or as otherwise determined by the Committee.

(h)    Participation During Leave of Absence.    If a Participant goes on a leave of absence, such Participant shall have the right to elect to: (i) withdraw the balance in such Participant's account pursuant to Section 8; (ii) discontinue Contributions to the Plan but remain a Participant in the Plan; or (iii) remain a Participant in the Plan during such leave of absence, authorizing Contributions to be made from payments by the Company or a Subsidiary or Affiliate to the Participant during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Company or any Subsidiary or Affiliate to such Participant are insufficient to meet such Participant's authorized Contributions.

(i)    Special Eligibility Rules for Foreign Participants.    Notwithstanding the provisions of Section 2(l), Eligible Employees who are citizens or residents of a foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) may be excluded from the Plan or an Offering if (i) the grant of a Purchase Right under the Plan or Offering to a citizen or resident of the foreign jurisdiction is prohibited under Applicable Law; or (ii) compliance with the Applicable Law would cause the Plan or Offering to violate the requirements of Code Section 423. In the case of a Non-Section 423 Offering, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Committee has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practicable for any reason. Further, notwithstanding the provisions of Section 2(l), an Employee who does not otherwise qualify as an Eligible Employee may, in the Committee's discretion, participate in a Non-Section 423 Offering if and to the extent required by Applicable Law.

6.    Grant of Purchase Rights.

(a)    Number of Shares Subject to Purchase Right.    On the Grant Date, a Participant shall be granted a Purchase Right to purchase, on each Purchase Period End Date of the Offering Period to which such Grant Date relates, at the applicable Purchase Price, such number of shares of Common Stock as is determined by dividing (x) the amount of the Participant's Contributions accumulated as of the Purchase Period End Date and retained in the Participant's account as of the Purchase Period End Date by (y) the applicable Purchase Price (as determined in accordance with Section 6(b)); provided, however, that (i) no Participant may purchase shares of Common Stock in excess of the limitations set forth in Section 4(b) or Section 12(a), and the number of shares subject to a Purchase Right shall be adjusted as necessary to conform to such limitations; and (ii) in no event shall the aggregate number of shares deemed to be subject to Purchase Rights during an Offering Period exceed the number of shares then available under the Plan or the maximum number of shares that a participant may purchase for any single Offering Period and for any single Purchase Period (in each case, as provided in Section 4), and the number of shares deemed to be subject to Purchase Rights shall be adjusted as necessary to conform to these limitations. The Fair Market Value of the shares of Common Stock shall be determined as provided in Section 2(o) and Section 6(b), and a Participant's Compensation shall be determined according to Section 2(i).

(b)    Purchase Price.    The Purchase Price per share of Common Stock purchased with Contributions made during an Offering Period for a Participant shall be no less than 85% (but may be such greater percentage as determined by the Committee prior to the commencement of an Offering Period in which such Purchase Period occurs) of the lesser of (i) the Fair Market Value per share of Common Stock on the applicable Purchase Period End Date or (ii) the Fair Market Value of a share of Common Stock on the applicable Grant Date in which the Purchase Period occurs; provided that in no event shall the Purchase Price per share be less than the par value per share of the Common Stock; provided, further that the Committee may determine prior to a Purchase Period to calculate the Purchase Price for such Purchase Period solely by reference to the Fair Market Value of a share of Common Stock on the applicable Purchase Period End Date or Grant Date, or based on the greater (rather than the lesser) of such values.

7.    Exercise of Purchase Rights.

(a)    Automatic Exercise.    Unless a Participant gives written notice to the Company or an agent designated by the Company of withdrawal prior to the end of the Offering Period (as set forth in Section 8(a)) or terminates employment as hereinafter provided, the Participant's Purchase Rights will be deemed to have been exercised automatically on the Purchase Period End Date applicable to such Offering Period, for the purchase of the number of shares of Common Stock that the Participant's accumulated Contributions at that time will purchase at the applicable Purchase Price (but not in excess of the number of shares for which Purchase Rights have been granted to the Participant pursuant to Section 4 and Section 6(a)).

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(b)    Termination of Purchase Right.    A Purchase Right shall expire on the earlier of (i) the date of termination of the Participant's employment, except as otherwise provided in Section 5(h) (regarding leaves of absence), or as otherwise required by Applicable Law, or (ii) the end of the last day of the applicable Purchase Period.

(c)    Fractional Shares; Excess Amounts.    Fractional shares will not be issued under the Plan, unless otherwise determined by the Committee. Any excess Contributions in a Participant's account that would have been used to purchase fractional shares will be automatically re-invested in a subsequent Offering Period unless the Participant timely revokes such Participant's authorization to re-invest such excess amounts or the Company elects to return such Contributions to the Participant. Except as permitted by the foregoing or as otherwise determined by the Committee, any amounts that were contributed but not applied toward the purchase of shares of Common Stock shall not be carried forward to future Offering Periods and shall be returned to Participants.

(d)    Share Certificates; Credit to Participant Accounts.    As promptly as practicable after the Purchase Period End Date of each Purchase Period, the shares of Common Stock purchased by a Participant for the Purchase Period shall be credited to such Participant's account maintained by the Company, a stock brokerage or other financial services firm designated by the Company or the Participant or other similar entity, unless the Participant elects to have the Company deliver to the Participant certificates for the shares of Common Stock purchased upon exercise of the Participant's Purchase Right. If a Participant elects to have shares credited to the Participant's account (rather than certificates issued), a report will be made available to such Participant after the close of each Purchase Period stating the entries made to such Participant's account, the number of shares of Common Stock purchased and the applicable Purchase Price.

8.    Withdrawal; Termination of Employment.

(a)    Withdrawal.    A Participant may withdraw Contributions credited to the Participant's account during an Offering Period at any time prior to the last day of such Offering Period by giving sufficient prior written notice to the Company or an agent designated by the Company. All of the Participant's Contributions credited to the Participant's account will be paid to the Participant promptly (without interest, unless otherwise required by Applicable Law) after receipt of the Participant's notice of withdrawal, and no further Contributions will be made from the Participant's Compensation during such Offering Period. The Company may, at its option, treat any attempt to borrow by a Participant on the security of such Participant's accumulated Contributions as an election to withdraw such Contributions. A Participant's withdrawal from any Offering Period will not have any effect upon the Participant's eligibility to participate in any subsequent Offering Period or in any similar plan which may hereafter be adopted by the Company. Notwithstanding the foregoing, if a Participant withdraws during an Offering Period, Contributions shall not resume at the beginning of a succeeding Offering Period unless the Participant is eligible to participate and the Participant delivers to the Company or an agent designated by the Company a new, completed authorization form (and such other documents as may be required by the Committee) and otherwise complies with the terms of the Plan.

(b)    Termination of Employment; Participant Ineligibility.    Upon termination of a Participant's employment for any reason (including but not limited to termination due to death but excluding a leave of absence for a period of less than 90 days or a leave of absence of any duration where reemployment is guaranteed by either statute or contract), or in the event that a Participant otherwise ceases to be an Eligible Employee, the Participant's participation in the Plan shall be terminated, unless otherwise required by Applicable Law. In the event of a Participant's termination of employment or in the event that a Participant otherwise ceases to be an Eligible Employee, the Contributions credited to the Participant's account will be returned (without interest, unless otherwise required by Applicable Law) to the Participant, or, in the case of death, to a beneficiary duly designated on a form acceptable to the Committee. Any unexercised Purchase Rights granted to a Participant during any Offering Period then in effect shall be deemed to have expired on the date of the Participant's termination of employment or the date the Participant otherwise ceases to be an Eligible Employee, unless terminated earlier in accordance with the terms of the Plan, and no further Contributions will be made for the Participant's account.

9.    Transferability.

No Purchase Right (or rights attendant to a Purchase Right) may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the laws of descent and distribution, and no Purchase Right shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of a Purchase Right, or levy of attachment or similar process upon the Purchase Right not specifically permitted in the Plan, shall be null and void and without effect. A Purchase Right may be exercised during a Participant's lifetime only by the Participant.

10.    Dilution and Other Adjustments; Change in Control.

(a)    Adjustments; Right to Issue Additional Securities.    If there is any change in the outstanding shares of Common Stock because of a merger, Change in Control, consolidation, recapitalization or reorganization involving the Company, or if the Board

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declares a stock dividend, stock split distributable in shares of Common Stock or reverse stock split, other distribution (other than ordinary or regular cash dividends) or combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Company affecting the Common Stock (excluding conversion of convertible securities by the Company and/or the exercise of warrants by their holders), then the number and type of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Committee shall, subject to Applicable Law, make such adjustments to Purchase Rights (such as the number and type of shares subject to a Purchase Right and the Purchase Price of a Purchase Right) or to any provisions of this Plan as the Committee deems equitable to prevent dilution or enlargement of Purchase Rights or as may otherwise be advisable. Nothing in the Plan, a Purchase Right or any related instrument shall limit the ability of the Company to issue additional securities of any type or class.

(b)    Change in Control.    In addition, without limiting the effect of Section 10(a), in the event of a Change in Control, the Committee's discretion shall include but shall not be limited to the authority to provide for any of, or a combination of any of, the following: (i) each Purchase Right shall be assumed or an equivalent purchase right shall be substituted by the successor entity or parent or subsidiary of such successor entity; (ii) a date selected by the Committee on or before the date of consummation of such Change in Control shall be treated as a Purchase Date and all outstanding Purchase Rights shall be exercised on such date; (iii) all outstanding Purchase Rights shall terminate and the accumulated Contributions will be refunded to each Participant upon or prior to the Change in Control (without interest, unless otherwise required by Applicable Law); or (iv) outstanding Purchase Rights shall continue unchanged.

11.    Stockholder Approval of Plan.

The Plan is subject to the approval by the stockholders of the Company, which approval shall be obtained within 12 months before or after the date of adoption of the Plan by the Board. Amendments to the Plan shall be subject to stockholder approval to the extent, if any, as may be required by Code Section 423 or other Applicable Law.

12.    Limitations on Purchase Rights.

Notwithstanding any other provisions of the Plan:

(a)   No Employee shall be granted a Purchase Right under the Plan which permits an Employee rights to purchase stock under all employee stock purchase plans (as defined in Code Section 423) of the Company and any Related Corporation to accrue at a rate which exceeds $25,000 of Fair Market Value of such stock (determined at the time of the grant of such Purchase Right) for each calendar year in which such Purchase Right is outstanding at any time in the case of a Section 423 Offering. Any Purchase Right shall be deemed to be modified to the extent necessary to satisfy this Section 12(a).

(b)   In accordance with Code Section 423, all Employees granted Purchase Rights under the Plan who are participating in a Section 423 Offering shall have the same rights and privileges under the Plan, except that the amount of Common Stock which may be purchased by any Employee under Purchase Rights granted pursuant to the Plan shall bear a uniform relationship to the total compensation (or the basic or regular rate of compensation) of all Employees. All rules and determinations of the Committee in the administration of the Plan shall be uniformly and consistently applied to all persons in similar circumstances.

13.    Amendment and Termination of the Plan and Purchase Rights.

(a)    Amendment and Termination of Plan.    The Plan may be amended, altered, suspended and/or terminated at any time by the Board; provided that approval of an amendment to the Plan by the stockholders of the Company shall be required to the extent, if any, that stockholder approval of such amendment is required by Applicable Law.

(b)    Amendment and Termination of Purchase Rights.    The Committee may (subject to the provisions of Code Section 423 (for Section 423 Offerings) and Section 13(a)) amend, alter, suspend and/or terminate any Purchase Right, prospectively or retroactively, but (except as otherwise expressly provided in the Plan) such amendment, alteration, suspension or termination of a Purchase Right shall not, without the written consent of a Participant with respect to an outstanding Purchase Right, materially adversely affect the rights of the Participant with respect to the Purchase Right.

(c)    Amendments to Comply with Applicable Law.    Notwithstanding Section 13(a) and Section 13(b), the following provisions shall apply:

  (i)    The Committee shall have unilateral authority, subject to the provisions of Code Section 423 (for Section 423 Offerings), to amend the Plan and any Purchase Right (without Participant consent) to the extent necessary to comply with Applicable Law or changes to Applicable Law.

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  (ii)    The Committee shall have unilateral authority to make adjustments to the terms and conditions of Purchase Rights in recognition of unusual or nonrecurring events affecting the Company or any Related Corporation, or the financial statements of the Company or any Related Corporation, or of changes in Applicable Law, or accounting principles, if the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles or Applicable Law.

14.    Designation of Beneficiary.

The Committee, in its discretion, may authorize a Participant to designate in writing a person or persons as such Participant's beneficiary, which beneficiary shall, in the event of such Participant's death, be entitled to the rights, if any, to which the Participant would otherwise be entitled. The Committee shall have discretion to approve the form or forms of such beneficiary designations, to determine whether such beneficiary designations will be accepted, and to interpret such beneficiary designations. If a deceased Participant failed to designate a beneficiary, or if the designated beneficiary does not survive such Participant, any rights that would have been exercisable by the Participant and any benefits distributable to such Participant shall be exercised by or distributed to the legal representative of the estate of such Participant, unless otherwise determined by the Committee.

15.    Miscellaneous.

(a)    Compliance with Applicable Law.    The Company may impose such restrictions on Purchase Rights, shares of Common Stock and any other benefits underlying Purchase Rights hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities or other Applicable Law. Notwithstanding any other Plan provision to the contrary, the Company shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan or take any other action, unless such delivery or action is in compliance with Applicable Law (including but not limited to the requirements of the Securities Act). The Company will be under no obligation to register shares of Common Stock or other securities with the Securities and Exchange Commission or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or similar organization, and the Company will have no liability for any inability or failure to do so. The Company may cause a restrictive legend or legends to be placed on any certificate issued pursuant to a Purchase Right hereunder in such form as may be prescribed from time to time by Applicable Law or as may be advised by legal counsel.

(b)    No Obligation to Exercise Purchase Rights.    The grant of a Purchase Right shall impose no obligation upon a Participant to exercise such Purchase Right.

(c)    Application of Funds.    The proceeds received by the Company from the sale of Common Stock pursuant to Purchase Rights will be used for general corporate purposes.

(d)    Taxes.    At any time a Participant incurs a taxable event as a result of the Participant's participation in the Plan, a Participant must make adequate provision for any Tax-Related Items. Participants are solely responsible and liable for the satisfaction of all Tax-Related Items, and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such Tax-Related Items. The Company shall have no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for a Participant or any other person.

In their sole discretion, the Company or, as applicable, the Designated Company that employs the Participant, may, unless the Committee determines otherwise, satisfy their obligations to withhold Tax-Related Items by (i) withholding from the Participant's compensation, (ii) repurchasing a sufficient whole number of shares of Common Stock issued following exercise having an aggregate Fair Market Value sufficient to pay the Tax-Related Items required to be withheld with respect to the shares of Common Stock, (iii) withholding from proceeds from the sale of shares of Common Stock issued upon exercise, either through a voluntary sale or a mandatory sale arranged by the Company, or (iv) any other method deemed acceptable by the Committee.

(e)    Right to Terminate Employment.    Nothing in the Plan, a Purchase Right or any agreement or instrument related to the Plan shall confer upon an Employee the right to continue in the employment of the Company, any Related Corporation or Affiliate or affect any right which the Company, any Related Corporation or Affiliate may have to terminate the employment of such Employee. Except as otherwise provided in the Plan or under Applicable Law, all rights of a Participant with respect to Purchase Rights granted hereunder shall terminate upon the termination of employment of the Participant.

(f)    Rights as a Stockholder.    No Participant or other person shall have any rights as a stockholder unless and until certificates for shares of Common Stock are issued to the Participant or such shares are credited to the Participant's account on the records of the Company or a designee.

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(g)    Notices.    All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

(h)    Governing Law.    All questions pertaining to the validity, construction and administration of the Plan and Purchase Rights granted hereunder shall be determined in conformity with the laws of the State of Delaware, without regard to the principles of conflicts of laws, to the extent not inconsistent with Code Section 423 (for Section 423 Offerings) or other applicable federal laws of the United States.

(i)    Elimination of Fractional Shares.    Subject to Section 7(c), if under any provision of the Plan which requires a computation of the number of shares of Common Stock subject to a Purchase Right, the number so computed is not a whole number of shares of Common Stock, such number of shares of Common Stock shall be rounded down to the next whole number.

(j)    Severability.    If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(k)    Gender and Number.    Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(l)    Rules of Construction.    Headings are given to the sections of the Plan solely as a convenience to facilitate reference.

(m)    Successors and Assigns.    The Plan shall be binding upon the Company, its successors and assigns, and Participants, their executors, administrators and permitted transferees and beneficiaries.

(n)    Purchase Right Documentation.    The grant of any Purchase Right under the Plan shall be evidenced by such documentation, if any, as may be determined by the Committee or its designee. Such documentation may state terms, conditions and restrictions applicable to the Purchase Right and may state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares of Common Stock or other benefits subject to a Purchase Right, as may be established by the Committee.

(o)    Uncertificated Shares.    Notwithstanding anything in the Plan to the contrary, to the extent the Plan provides for the issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may, in the Company's discretion, be effected on a non-certificated basis, to the extent not prohibited by the Company's certificate of incorporation or bylaws or by Applicable Law.

(p)    Compliance with Recoupment, Ownership and Other Policies or Agreements.    Notwithstanding anything in the Plan to the contrary and subject to the provisions of Code Section 423 (for Section 423 Offerings), the Committee may, at any time (during or following termination of employment or service for any reason), determine that a Participant's rights, payments and/or benefits with respect to a Purchase Right (including but not limited to any shares issued or issuable with respect to a Purchase Right) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any other conditions applicable to a Purchase Right. Such events may include, but shall not be limited to, termination of employment for cause, violation of policies of the Company or a Related Corporation or Affiliate, breach of non-solicitation, non-competition, confidentiality, non-disparagement or other covenants, other conduct by the Participant that is determined by the Committee to be detrimental to the business or reputation of the Company, any Related Corporation or Affiliate, and/or other circumstances where such reduction, cancellation, forfeiture or recoupment is required by Applicable Law. In addition, without limiting the effect of the foregoing, as a condition to the grant of a Purchase Right or receipt or retention of shares of Common Stock, cash or any other benefit under the Plan, (i) the Committee may, at any time, require that a Participant comply with any compensation recovery (or "clawback"), stock ownership, stock retention or other policies or guidelines adopted by the Company, a Related Corporation or Affiliate, each as in effect from time to time and to the extent applicable to the Participant, and (ii) each Participant shall be subject to such compensation recovery, recoupment, forfeiture or other similar provisions as may apply under Applicable Law.

(q)    Plan Controls.    Unless the Committee determines otherwise, in the event of a conflict between any term or provision contained in the Plan and an express term contained in any documentation related to the Plan, the applicable terms and provisions of the Plan will govern and prevail.

(r)    Administrative Costs.    The Company or a Related Corporation or Affiliate will pay the expenses incurred in the administration of the Plan other than any fees or transfer, excise or similar taxes imposed on the transaction pursuant to which any shares of Common Stock are purchased. The Participant will pay any transaction fees, commissions or similar costs on any

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sale of shares of Common Stock and may also be charged the reasonable costs associated with issuing a stock certificate or similar matters.

(s)    Notice of Disqualifying Disposition.    Each Participant who participates in a Section 423 Offering and is subject to taxation in the United States shall give the Company prompt written notice of any disposition or other transfer of shares of Common Stock acquired pursuant to the exercise of a Purchase Right, if such disposition or transfer is made within two years after the Grant Date or within one year after the Purchase Date.

(t)    Data Protection.    By participating in the Plan or accepting any rights granted under it, each Participant consents to the collection and processing of personal data relating to the Participant so that the Company and its Affiliates can fulfill their obligations and exercise their rights under the Plan and generally administer the Plan. This data will include, but may not be limited to, data about participation in the Plan and shares offered or received, purchased, or sold under the Plan from time to time and other appropriate financial and other data about the Participant and the Participant's participation in the Plan.

(u)    No Trust or Fund Created.    Neither the Plan nor any Purchase Right shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any of its Affiliates, on the one hand, and a Participant or other Person, on the other hand. No provision of the Plan or any Purchase Right shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be obligated to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other service providers under general law.

16.    Code Section 409A; Tax Qualification.

Purchase Rights to purchase shares of Common Stock granted under a Section 423 Offering are exempt from the application of Code Section 409A and Code Section 457A. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Committee determines that a Purchase Right may be subject to Code Section 409A or Code Section 457A or that any provision in the Plan would cause a Purchase Right under the Plan to be subject to Code Section 409A or Code Section 457A, the Committee may amend the terms of the Plan and/or of an outstanding Purchase Right, or take such other action the Committee determines is necessary or appropriate, in each case, without the Participant's consent, to exempt any outstanding Purchase Right or future Purchase Right from or to allow any such Purchase Rights to comply with Code Section 409A or Code Section 457A, but only to the extent any such amendments or action by the Committee would not violate Code Section 409A or Code Section 457A. Notwithstanding the foregoing, the Company shall not have any obligation to indemnify or otherwise protect the Participant from any obligation to pay any taxes, interest or penalties pursuant to Code Section 409A or Code Section 457A. The Company makes no representation that the Purchase Right to purchase shares of Common Stock under the Plan is compliant with Code Section 409A or Code Section 457A.

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ANNEX D-1

DECLASSIFICATION AMENDMENT

ARTICLE VI

Section 6.1.    Board of Directors.

(A)    Except as provided in this Amended and Restated Certificate of Incorporation and the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board. Except as otherwise provided for or fixed pursuant to the provisions of Article IV (including any certificate of designation with respect to any series of Preferred Stock) and this Article VI relating to the rights of the holders of any series of Preferred Stock to elect additional directors, the total number of directors shall be determined from time to time exclusively by resolution adopted by the Board with a maximum of fifteen (15) directors. ~~The~~

  (1)    Beginning at the 2024 annual meeting of stockholders, directors shall be elected to hold office for a one-year term expiring at the next annual meeting of stockholders, and the directors shall not be divided into classes, with all directors elected at the 2024 annual meeting of stockholders and each annual meeting thereafter being elected in accordance with this Section (A)(1) of this Article VI; provided that, prior to the 2024 annual meeting of stockholders, the Board shall be divided into classes in the manner set forth below in Section (A)(2) of this Article VI. The term of each director shall continue until the annual meeting at which such director's term expires and until such director's successor shall be elected and qualified, or, if earlier, such director's death, resignation, retirement, disqualification or removal from office.

  (2)    Solely with respect to directors holding office prior to the 2024 annual meeting of stockholders (other than those directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more other such series, as the case may be), the directors shall be divided into three classes designated Class I, Class II and Class III~~. Each class shall consist, as nearly as possible, of one-third of the total number of such directors. Class I directors shall initially serve for a term expiring at the first annual meeting of stockholders following the IPO Date, Class II directors shall initially serve for a term expiring at the second annual meeting of stockholders following the IPO Date and Class III directors shall initially serve for a term expiring at the third annual meeting of stockholders following the IPO Date. Commencing with the first annual meeting of stockholders following the IPO Date, the directors of the class to be elected at each annual meeting shall be elected for a three-year term. If the number of such directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any such additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove or shorten the term of any incumbent director~~. Any such director shall hold office until the annual meeting at which his or her term expires and until his or her successor shall be elected and qualified, or his or her death, resignation, retirement, disqualification or removal from office. The Board is authorized to assign members of the Board already in office to their respective classes. The Class II directors or such directors' successors shall hold office for a term expiring at the 2023 annual meeting of stockholders. At the 2021 annual meeting of stockholders, the Class III directors or such directors' successors shall be elected to hold office for a three-year term expiring at the 2024 annual meeting of stockholders. At the 2022 annual meeting of stockholders, the Class I directors or such directors' successors shall be elected to hold office for a one-year term expiring at the 2023 annual meeting of stockholders. At the 2023 annual meeting of stockholders, the Class I directors and the Class II directors or such directors' successors shall be elected to hold office for a one-year term expiring at the 2024 annual meeting of stockholders.

(B)    Subject to the rights granted to the holders of any one or more series of Preferred Stock then outstanding ~~or the rights granted pursuant to the Stockholders' Agreement, expected to be dated on or about March 11, 2015, by and among the Corporation and certain affiliates of The Blackstone Group L.P. (together with its affiliates, subsidiaries, successors and assigns (including, without limitation, Blackstone Group Management L.L.C., and any Blackstone Entity as defined in the Stockholders' Agreement, but excluding the Corporation and its subsidiaries), collectively, "Blackstone") (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Stockholders' Agreement")~~, any newly created directorship on the Board that results from an increase in the number of directors and any vacancy occurring in the Board (whether by death, resignation, retirement, disqualification, removal or other cause) shall be filled ~~by a majority of the directors then in office, although less than a quorum, by a sole remaining director or by the stockholders; provided, however, that at any~~

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~~time when Blackstone beneficially owns, in the aggregate, less than 30% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any newly created directorship on the Board that results from an increase in the number of directors and any vacancy occurring in the Board shall be filled~~ only by a majority of the directors then in office, although less than a quorum~~,~~ or by a sole remaining director (and not by stockholders). Any director elected to fill a vacancy ~~or newly created directorship~~occurring in the Board (whether by death, resignation, retirement, disqualification, removal or other cause) shall hold office ~~until the next election of the class for which such director shall have been chosen and until his or her~~for a term equal to the then-existing remainder of the term of the director originally elected to hold the directorship now vacant and shall remain in office until such director's successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal. Any director elected to fill a newly created directorship on the Board resulting from an increase in the number of directors shall hold office for a term expiring at the next annual meeting of stockholders and shall remain in office until such director's successor shall be elected and qualified, or until such director's earlier death, resignation, retirement, disqualification or removal.

(C)    Any or all of the directors elected (other than the directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more other such series, as the case may be) for a term of more than one year (as well as any successor to such director if such director does not serve the entirety of such term) may be removed from office at any time ~~either with or without~~but only for cause and only by the affirmative vote of a majority in voting power of ~~all outstanding shares of stock of the Corporation entitled to vote thereon, voting as a single class; provided, however, that at any time when Blackstone beneficially owns, in the aggregate, less than 30% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any such director or all such directors may be removed only for cause and only by the affirmative vote of the holders of at least 66 2/3% in voting power of~~ all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class. Except as set forth in the immediately preceding sentence, any or all of the directors (other than the directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more such other series, as the case may be) may be removed from office at any time, with or without cause, by the affirmative vote of a majority in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.

(D)    During any period when the holders of any series of Preferred Stock, voting separately as a series or together with one or more series, have the right to elect additional directors, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional director shall serve until such director's successor shall have been duly elected and qualified, or until such director's right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, resignation, retirement, disqualification or removal. Except as otherwise provided by the Board in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such director thereupon shall cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall be automatically reduced accordingly.

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ANNEX D-2

MAJORITY VOTE AMENDMENT

ARTICLE V

~~Section 5.1.    Amendment of Certificate of Incorporation.    Notwithstanding anything contained in this Amended and Restated Certificate of Incorporation to the contrary, at any time when Blackstone (as defined below) beneficially owns, in the aggregate, less than 30% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, in addition to any vote required by applicable law, the following provisions in this Amended and Restated Certificate of Incorporation may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of the holders of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class: this Article V, Article VI, Article VII, Article VIII, Article IX and Article X. For the purposes of this Amended and Restated Certificate of Incorporation, beneficial ownership of shares shall be determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").~~

Section ~~5.2~~5.1.    Amendment of Bylaws.    The Board is expressly authorized to make, repeal, alter, amend and rescind, in whole or in part, the bylaws of the Corporation (as in effect from time to time, the "Bylaws") without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or this Amended and Restated Certificate of Incorporation. Notwithstanding anything to the contrary contained in this Amended and Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote of the stockholders, ~~at any time when Blackstone beneficially owns, in the aggregate, less than 30% in voting power of the stock of the Corporation entitled to vote generally in the election of directors,~~ in addition to any vote of the holders of any class or series of capital stock of the Corporation required herein (including any certificate of designation relating to any series of Preferred Stock), the Bylaws or applicable law, the affirmative vote of the holders of ~~at least 66 2/3%~~a majority in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required in order for the stockholders of the Corporation to alter, amend, repeal or rescind, in whole or in part, any provision of the Bylaws or to adopt any provision inconsistent therewith.

ARTICLE VI

(C)    Any or all of the directors elected (other than the directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more other such series, as the case may be) for a term of more than one year (as well as any successor to such director if such director does not serve the entirety of such term) may be removed from office at any time ~~either with or without~~but only for cause and only by the affirmative vote of a majority in voting power of ~~all outstanding shares of stock of the Corporation entitled to vote thereon, voting as a single class; provided, however, that at any time when Blackstone beneficially owns, in the aggregate, less than 30% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any such director or all such directors may be removed only for cause and only by the affirmative vote of the holders of at least 66 2/3% in voting power of~~ all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class. Except as set forth in the immediately preceding sentence, any or all of the directors (other than the directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more such other series, as the case may be) may be removed from office at any time, with or without cause, by the affirmative vote of a majority in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.

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ANNEX D-3

FEDERAL FORUM SELECTION AMENDMENT

ARTICLE X

Section ~~11.2~~10.2.    Forum.

(A)    Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer ~~or~~, employee or stockholder of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim against the Corporation or any current or former director ~~or~~, officer, employee or stockholder of the Corporation arising pursuant to any provision of the DGCL or this Amended and Restated Certificate of Incorporation or the Bylaws (as either may be amended and/or restated from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine~~.~~ of the law of the State of Delaware.

(B)    Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the federal securities laws of the United States of America.

(C)    To the fullest extent permitted by law, any person purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and provided consent~~ed~~ to the provisions of this Section ~~11.2~~10.2.

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ANNEX D-4

SPONSOR AMENDMENT

ARTICLE II

Section 2.1.    ~~Address~~Registered Office and Agent.    The registered office of the Corporation in the State of Delaware is ~~2711 Centerville Road, Suite 400~~251 Little Falls Drive, Wilmington~~, Delaware 19808~~, New Castle County, Delaware 19808; and the name of the Corporation's registered agent at such address is Corporation Service Company.

Section 4.3.    Common Stock.

(A)    Voting Rights.

  ~~(2)    Summit Owner Holdco LLC, a Delaware limited liability company and its successors and assigns ("Holdco"), as the sole holder of record of Class B Common Stock as of the initial closing of the registered initial underwritten public offering of the Class A Common Stock (the "IPO Date"), shall be entitled, without regard to the number of shares of Class B Common Stock (or fraction thereof) held by it, to a number of votes that is equal to the product of (x) the aggregate number of LP Units (as defined in the Exchange Agreement, dated on or about the IPO Date (as amended from time to time, the "Exchange Agreement"), by and among the Corporation, Summit Materials Holdings L.P., a Delaware limited partnership ("Summit Holdings"), and the holders of LP Units from time to time party thereto) held of record by all limited partners of Summit Holdings (excluding the Corporation) as of the IPO Date and their respective successors and assigns on or after the IPO Date ("Initial Units") less the aggregate number of such Initial Units that, after the IPO Date, have been transferred to the Corporation in accordance with the Exchange Agreement, are forfeited in accordance with agreements governing unvested Initial Units or are held by a holder other than Holdco together with a share of Class B Common Stock (or a fraction thereof), multiplied by (y) the Exchange Rate (as defined in the Exchange Agreement), on all matters on which stockholders generally are entitled to vote.~~

  (~~3~~2)    ~~Any~~Each holder of record of Class B Common Stock (or fraction thereof)~~, other than Holdco,~~ shall be entitled, without regard to the number of shares of Class B Common Stock (or fraction thereof) held by such other holder, to a number of votes that is equal to the product of (x) the total number of LP Units (as defined in the Exchange Agreement, dated as of March 11, 2015 (as amended by Amendment No. 1 to Exchange Agreement, dated as of August 4, 2015, and as may be further amended from time to time, the "Exchange Agreement"), by and among the Corporation, Summit Materials Holdings L.P., a Delaware limited partnership ("Summit Holdings"), and the holders of LP Units from time to time party thereto) held of record by such holder multiplied by (y) the Exchange Rate (as defined in the Exchange Agreement), on all matters on which stockholders generally are entitled to vote. In accordance with the Exchange Agreement, any holder ~~other than Holdco~~ who surrenders all of its LP Units (other than Unvested Units (as defined in the Exchange Agreement)) for exchange must concurrently surrender all shares of Class B Common Stock held by it (including any fractions thereof) to the Corporation. Any shares of Class B Common Stock (or fractions thereof) transferred to the Corporation shall be automatically retired and restored to the status of authorized but unissued shares of Class B Common Stock.

ARTICLE VII

Section 7.1.    Limitation on Liability of Directors.

(A)    To the fullest extent permitted by the DGCL ~~as it now exists or~~or any other law of the State of Delaware (as they exist on the date hereof or as they may hereafter be amended), a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty owed to the Corporation or its stockholders.

(B)    Neither the amendment nor repeal of this Article VII, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation, nor, to the fullest extent permitted by the DGCL or any other law of the State of Delaware (as they exist on the date hereof or as they may hereafter be amended), any modification of law shall eliminate, reduce or otherwise adversely affect any right or protection of a current or former director of the Corporation existing at the time of such amendment, repeal, adoption or modification.

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ARTICLE VIII

Section 8.1.    Consent of Stockholders in Lieu of Meeting.    ~~At any time when Blackstone beneficially owns, in the aggregate, at least 30% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested. At any time when Blackstone beneficially owns, in the aggregate, less than 30% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any~~ Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent ~~in writing~~ by such holders in lieu of a meeting; provided, however, that any action required or permitted to be taken by the holders of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable certificate of designation relating to such series of Preferred Stock.

SECTION 8.2.    Special Meetings of the Stockholders.    Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time only by or at the direction of the Board or the Chairman of the Board~~; provided, however, that at any time when Blackstone beneficially owns, in the aggregate, at least 30% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, special meetings of the stockholders of the Corporation for any purpose or purposes shall also be called by or at the direction of the Board or the Chairman of the Board at the request of Blackstone.~~.

ARTICLE IX

Section 9.1.    Competition and Corporate Opportunities.

(A)    In recognition and anticipation that ~~(i) certain directors, principals, officers, employees and/or other representatives of The Blackstone Group L.P. and Silverhawk Capital Partners, LLC (the "Sponsors") and their respective Affiliates (as defined below) may serve as directors, officers or agents of the Corporation, (ii) the Sponsors and their respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, and (iii)~~ members of the Board who are not employees of the Corporation (the "Non-Employee Directors") and their respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, the provisions of this Article IX are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to certain classes or categories of business opportunities as they may involve any of the ~~Sponsors, the~~ Non-Employee Directors or their respective Affiliates and the powers, rights, duties and liabilities of the Corporation and its directors, officers and stockholders in connection therewith.

(B)    ~~None of (i) the Sponsors or any of their respective Affiliates or (ii) any~~No Non-Employee Director (including any Non-Employee Director who serves as an officer of the Corporation in both his or her director and officer capacities) or his or her Affiliates (the Persons (as defined below) identified ~~in (i) and (ii)~~ above being referred to, collectively, as "Identified Persons" and, individually, as an "Identified Person") shall, to the fullest extent permitted by law, have any duty to refrain from directly or indirectly (1) engaging in the same or similar business activities or lines of business in which the Corporation or any of its Affiliates now engages or proposes to engage or (2) otherwise competing with the Corporation or any of its Affiliates, and, to the fullest extent permitted by law, no Identified Person shall be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty solely by reason of the fact that such Identified Person engages in any such activities. To the fullest extent permitted by law, the Corporation hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity that may be a corporate opportunity for an Identified Person and the Corporation or any of its Affiliates, except as provided in Section 9.1(C) of this Article IX. Subject to Section 9.1(C) of this Article IX, in the event that any Identified Person acquires knowledge of a potential transaction or other business opportunity that may be a corporate opportunity for itself, herself or himself and the Corporation or any of its Affiliates, such Identified Person shall, to the fullest extent permitted by law, have no duty to communicate or offer such transaction or other business opportunity to the Corporation or any of its Affiliates and, to the fullest extent permitted by law, shall not be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty as a stockholder, director or officer of the Corporation solely by reason of the fact that such Identified Person pursues or acquires such corporate opportunity for itself, herself or himself, or offers or directs such corporate opportunity to another Person.

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(E)    For purposes of this Article IX, (i) "Affiliate" shall mean (a~~) in respect of any of the Sponsors, any Person that, directly or indirectly, is controlled by any of the Sponsors, controls any of the Sponsors or is under common control with any of the Sponsors and shall include any principal, member, director, partner, stockholder, officer, employee or other representative of any of the foregoing (other than the Corporation and any entity that is controlled by the Corporation), (b~~) in respect of a Non-Employee Director, any Person that, directly or indirectly, is controlled by such Non-Employee Director (other than the Corporation and any entity that is controlled by the Corporation) and (~~c~~b) in respect of the Corporation, any Person that, directly or indirectly, is controlled by the Corporation; and (ii) "Person" shall mean any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity.

ARTICLE X

~~Section 10.1.    DGCL Section 203 and Business Combinations.~~

~~(A)    The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.~~

~~(B)    Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Corporation's Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, with any interested stockholder (as defined below) for a period of three years following the time that such stockholder became an interested stockholder, unless:~~

  ~~1.    prior to such time, the Board approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;~~

  ~~2.    upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or~~

  ~~3.    at or subsequent to such time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock of the Corporation that is not owned by the interested stockholder.~~

~~(C)    For purposes of this Article X, references to:~~

  ~~1.    "affiliate"means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.~~

  ~~2.    "associate," when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.~~

  ~~3.    "Blackstone Direct Transferee"means any person that acquires (other than in a registered public offering) directly from Blackstone or any of its successors or any "group," or any member of any such group, of which such persons are a party under Rule 13d-5 of the Exchange Act beneficial ownership of 15% or more of the then outstanding voting stock of the Corporation.~~

  ~~4.    "Blackstone Indirect Transferee"means any person that acquires (other than in a registered public offering) directly from any Blackstone Direct Transferee or any other Blackstone Indirect Transferee beneficial ownership of 15% or more of the then outstanding voting stock of the Corporation.~~

  ~~5.    "business combination," when used in reference to the Corporation and any interested stockholder of the Corporation, means:~~

    ~~(i)    any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section 10.1(B) of this Article X is not applicable to the surviving entity;~~

114 | SUMMIT MATERIALS 2021 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

    ~~(ii)    any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;~~

    ~~(iii)    any transaction that results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251(g) of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c) through (e) of this subsection (iii) shall there be an increase in the interested stockholder's proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);~~

    ~~(iv)    any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation that has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary that is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or~~

    ~~(v)    any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (i) through (iv) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.~~

~~6.    "control," including the terms "controlling," "controlled by"and "under common control with," means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of a corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Section, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.~~

~~7.    "interested stockholder"means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the affiliates and associates of such person; but "interested stockholder" shall not include (a) Blackstone, any Blackstone Direct Transferee, any Blackstone Indirect Transferee or any of their respective affiliates or successors or any "group", or any member of any such group, to which such persons are a party under Rule 13d-5 of the Exchange Act, or (b) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation; provided that such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of "owner" below but shall not include any other unissued stock of the Corporation that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.~~

~~8.    "owner," including the terms "own"and "owned," when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:~~

  ~~(i)    beneficially owns such stock, directly or indirectly; or~~

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  ~~(ii)    has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person's affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person's right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten or more persons; or~~

  ~~(iii)    has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (ii) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.~~

~~9.    "person" means an individual, corporation, partnership, unincorporated association or other entity.~~

~~10.    "stock" means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.~~

~~11.    "voting stock" means stock of any class or series entitled to vote generally in the election of directors.~~

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VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O SUMMIT MATERIALS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 During The Meeting - Go to www.virtualshareholdermeeting.com/SUM2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D33108-P50471 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. SUMMIT MATERIALS, INC. The Board of Directors (the "Board") recommends you vote FOR the following: For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ! ! ! 1. Election of Directors Nominees: 01) Howard L. Lance 02) Anne K. Wade 03) Susan A. Ellerbusch The Board of Directors recommends you vote FOR proposals 2 through 9. For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 2. Nonbinding advisory vote on the compensation of our named executive officers for 2020. 3. Ratification of the appointment of KPMG LLP as our independent auditors for our fiscal year ending January 1, 2022. 4. Approval and adoption of an amendment and restatement of our 2015 Omnibus Incentive Plan. 5. Approval and adoption of our 2021 Employee Stock Purchase Plan. 6. Approval and adoption of an amendment to our amended and restated Certificate of Incorporation (the “Charter”) to remove the three separate classes of directors of the Board and replace with one class of directors and to make certain non-substantive changes related thereto. 7. Approval and adoption of an amendment to our Charter to reduce the vote required to amend certain provisions of our Charter and Bylaws to the affirmative vote of the holders of a majority of the total voting power of the then-outstanding shares of stock of the Company. Approval and adoption of an amendment to our Charter to add an exclusive federal forum selection provision for any action arising under the federal securities laws of the United States of America. Approval and adoption of an amendment to our Charter to delete Article X regarding the waiver of Section 203 of the Delaware General Corporation Law and to make certain non-substantive amendments related thereto and the fact that The Blackstone Group Inc. together with its affiliates, subsidiaries, successors and assigns no longer owns 30% or more in voting power of our stock entitled to vote in the election of directors. 8. 9. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D33109-P50471 SUMMIT MATERIALS, INC. Annual Meeting of Stockholders May 19, 2021, 8:00 A.M., Mountain Time This proxy is solicited by the Board of Directors The undersigned hereby appoint(s) Anne P. Noonan, Christopher B. Gaskill, and Brian J. Harris, and each of them, each with full power of substitution, as proxies, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock and/or Class B Common Stock of Summit Materials, Inc. (the "Company") that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 A.M., Mountain Time, on the Internet through a virtual web conference at www.virtualshareholdermeeting.com/SUM2021, and at any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is given, this proxy will be voted "FOR" all portions of items (1), (2), (3), (4), (5), (6), (7), (8) and (9); and in the proxies' discretion on any other matters coming before the meeting or any adjournment or postponement thereof. Continued and to be signed on reverse side